UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3221

Fidelity Charles Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2004

Item 1. Reports to Stockholders

Fidelity®

Asset Manager: Aggressive®

Annual Report

September 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Indedendent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2004	Past 1 year	Past 5 years	Life of FundA
Fidelity® Asset Manager: Aggressive ®	11.79%	2.12%	2.55%

A From September 24, 1999

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Asset Manager: Aggressive® on September 24, 1999, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Asset Manager: Aggressive®

U.S. equity markets were an up-and-down proposition during the year ending September 30, 2004. The Standard & Poor's 500SM Index registered five consecutive months of gains from October 2003 through February 2004. An improving economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended lower from there, as surging oil prices, Federal Reserve Board interest rate hikes and concerns about job growth pressured stocks. Still, many equity benchmarks posted solid gains for the year overall. The S&P 500® returned 13.87%, the Dow Jones Industrial AverageSM rose 10.96% and the NASDAQ Composite® Index advanced 6.71%. Meanwhile, investment-grade bond performance exceeded expectations, with the Lehman Brothers® Aggregate Bond Index climbing 3.68%. Bonds reeled off five consecutive monthly gains from November 2003 through March 2004 before tumbling in the spring when an increase in employment levels led to unease about the direction of interest rates. However, bonds rose in each of the final four months of the period, despite three rate hikes. Most spread sectors - including corporate and mortgage securities - handily outpaced Treasuries, the most interest-rate-sensitive bond category.

The fund gained 11.79% for the year, while the Fidelity Asset Manager: Aggressive Composite Index and the LipperSM Flexible Portfolio Funds Average rose 12.35% and 10.08%, respectively. It paid to overweight stocks and high-yield bonds, both of which outperformed investment-grade debt in a supportive environment for riskier assets. However, overweighting cash during the first half of the period hurt amid an upturn in bonds - the main reason the fund lagged its index. Good stock picking and some well-timed sector shifts helped the fund's equities edge the S&P 500. We did well in the lagging health care and consumer staples sectors, where some large holdings, namely biotechnology giant Genentech and natural-food chain Whole Foods Market, were standout performers. Owning more of the right names in technology, including cell phone giant Motorola, also helped, though overweighting the sector hurt relative performance. An emphasis on weak media stocks, such as Univision, disappointed, as did some tech stocks that hit the skids, including hard disk drive maker Seagate Technology and semiconductor equipment manufacturer Teradyne. In fixed income, we focused exclusively on strong-performing high-yield bonds, which allowed us to easily outpace the investment-grade component of the composite index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Expenses Paid During Period* April 1, 2004 to September 30, 2004
Actual	$ 1,000.00	$ 968.00	$ 4.67
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.19	$ 4.81

* Expenses are equal to the Fund's annualized expense ratio of .95%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Genentech, Inc.	3.6	2.7
Univision Communications, Inc. Class A	2.5	2.2
Seagate Technology	2.4	0.2
Research in Motion Ltd.	2.1	0.0
SBC Communications, Inc.	2.0	1.2
KLA-Tencor Corp.	1.7	0.4
KDDI Corp.	1.7	2.0
Teradyne, Inc.	1.7	1.1
FedEx Corp.	1.6	1.4
Dell, Inc.	1.5	0.8
	20.8
Market Sectors as of September 30, 2004
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.6	18.1
Health Care	14.1	16.0
Consumer Discretionary	12.5	15.9
Financials	8.9	10.0
Materials	5.0	6.2
Telecommunication Services	4.7	3.8
Industrials	4.3	4.5
Energy	3.7	6.7
Consumer Staples	2.4	3.1
Utilities	0.1	0.1
Asset Allocation (% of fund's net assets)
As of September 30, 2004 *		As of March 31, 2004 **
	Stock class and Equity futures 86.4%		Stock class and Equity futures 87.4%
	Bond class 9.4%		Bond class 9.5%
	Short-term class 4.2%		Short-term class 3.1%
* Foreign investments	23.0%	** Foreign investments	19.9%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Investments September 30, 2004

Showing Percentage of Net Assets

Common Stocks - 82.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 0.2%
NOK Corp.	25,000	$ 768,007
Hotels, Restaurants & Leisure - 2.2%
McDonald's Corp.	99,300	2,783,379
Royal Caribbean Cruises Ltd.	40,500	1,765,800
Starbucks Corp. (a)	74,100	3,368,586
		7,917,765
Household Durables - 1.5%
Beazer Homes USA, Inc.	6,000	641,340
D.R. Horton, Inc.	17,700	586,047
Daito Trust Construction Co.	27,300	1,106,639
George Wimpey PLC	71,800	523,023
Lennar Corp.:
Class A	19,460	926,296
Class B	5,420	237,396
Maytag Corp.	22,400	411,488
Sharp Corp.	50,000	688,934
		5,121,163
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	11,100	453,546
eBay, Inc. (a)	11,500	1,057,310
Senshukai Co. Ltd.	42,000	350,811
		1,861,667
Media - 6.9%
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR	24,400	853,024
Cablevision Systems Corp. - NY Group Class A (a)	16,800	340,704
Clear Channel Communications, Inc.	12,300	383,391
Comcast Corp. Class A (special) (a)	4,700	131,224
EchoStar Communications Corp. Class A (a)	43,228	1,345,255
Fox Entertainment Group, Inc. Class A (a)	12,300	341,202
Lamar Advertising Co. Class A (a)	12,400	515,964
Liberty Media Corp. Class A (a)	133,310	1,162,463
Liberty Media International, Inc. Class A (a)	33,845	1,129,137
News Corp. Ltd.:
ADR	28,900	949,943
sponsored ADR	5,312	166,425
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	164,500	1,651,580
Radio One, Inc.:
Class A (a)	24,100	344,389
Class D (non-vtg.) (a)	54,200	771,266
The DIRECTV Group, Inc. (a)	49,699	874,205
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner, Inc. (a)	187,800	$ 3,031,092
Univision Communications, Inc. Class A (a)	274,500	8,676,945
Viacom, Inc. Class B (non-vtg.)	50,700	1,701,492
		24,369,701
Multiline Retail - 0.1%
Barneys, Inc. warrants 4/1/08 (a)	30	1,830
Nordstrom, Inc.	10,400	397,696
		399,526
Specialty Retail - 0.8%
Home Depot, Inc.	64,900	2,544,080
Yamada Denki Co. Ltd.	9,300	321,200
		2,865,280
Textiles Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	11,500	906,200
TOTAL CONSUMER DISCRETIONARY		44,209,309
CONSUMER STAPLES - 2.4%
Beverages - 0.3%
Robert Mondavi Corp. Class A (a)	13,300	520,961
The Coca-Cola Co.	12,400	496,620
		1,017,581
Food & Staples Retailing - 1.2%
Rite Aid Corp. (a)	39,000	137,280
Whole Foods Market, Inc.	49,000	4,203,710
		4,340,990
Food Products - 0.7%
Bunge Ltd.	14,900	595,702
McCormick & Co., Inc. (non-vtg.)	47,200	1,620,848
Tyson Foods, Inc. Class A	7,800	124,956
		2,341,506
Personal Products - 0.2%
Avon Products, Inc.	20,400	891,072
TOTAL CONSUMER STAPLES		8,591,149
ENERGY - 3.7%
Energy Equipment & Services - 2.8%
BJ Services Co.	32,100	1,682,361
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
ENSCO International, Inc.	91,740	$ 2,997,146
GlobalSantaFe Corp.	12,400	380,060
Grant Prideco, Inc. (a)	4,800	98,352
Nabors Industries Ltd. (a)	5,200	246,220
Noble Corp. (a)	83,200	3,739,840
Pride International, Inc. (a)	25,700	508,603
Transocean, Inc. (a)	8,800	314,864
		9,967,446
Oil & Gas - 0.9%
Chesapeake Energy Corp.	12,900	204,207
Cross Timbers Royalty Trust	99	3,285
Teekay Shipping Corp.	22,200	956,598
Total SA sponsored ADR	9,900	1,011,483
Valero Energy Corp.	9,900	794,079
		2,969,652
TOTAL ENERGY		12,937,098
FINANCIALS - 8.9%
Capital Markets - 2.4%
3i Group PLC	25,800	259,701
Ameritrade Holding Corp. (a)	60,450	726,005
Apollo Investment Corp.	84,800	1,199,920
Charles Schwab Corp.	96,100	883,159
Daiwa Securities Group, Inc.	41,000	260,105
Goldman Sachs Group, Inc.	24,600	2,293,704
JAFCO Co. Ltd.	8,000	421,722
Merrill Lynch & Co., Inc.	31,700	1,576,124
Morgan Stanley	11,500	566,950
Nomura Holdings, Inc.	24,000	309,840
		8,497,230
Commercial Banks - 3.3%
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	394	3,285,960
Mizuho Financial Group, Inc.	722	2,716,728
Sumitomo Mitsui Financial Group, Inc.	372	2,130,061
UFJ Holdings, Inc. (a)	197	864,813
Wells Fargo & Co.	43,900	2,617,757
		11,615,319
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 1.4%
ACE Ltd.	53,900	$ 2,159,234
Axis Capital Holdings Ltd.	13,100	340,600
Millea Holdings, Inc.	138	1,781,050
Sun Life Financial, Inc.	8,000	242,140
XL Capital Ltd. Class A	5,800	429,142
		4,952,166
Real Estate - 1.0%
Alexandria Real Estate Equities, Inc.	11,800	775,496
Apartment Investment & Management Co. Class A	15,300	532,134
Friedman, Billings, Ramsey Group, Inc. Class A	61,400	1,172,740
LNR Property Corp.	5,600	346,696
Mitsubishi Estate Co. Ltd.	16,000	167,235
New York Mortgage Trust, Inc.	68,300	638,605
		3,632,906
Thrifts & Mortgage Finance - 0.8%
Countrywide Financial Corp.	9,828	387,125
Fannie Mae	10,100	640,340
Freddie Mac	400	26,096
Golden West Financial Corp., Delaware	11,500	1,275,925
Sovereign Bancorp, Inc.	22,400	488,768
		2,818,254
TOTAL FINANCIALS		31,515,875
HEALTH CARE - 14.1%
Biotechnology - 5.6%
Biogen Idec, Inc. (a)	87,100	5,327,907
Genentech, Inc. (a)	242,900	12,732,789
Millennium Pharmaceuticals, Inc. (a)	116,400	1,595,844
		19,656,540
Health Care Equipment & Supplies - 4.7%
Biomet, Inc.	41,190	1,930,987
Fisher Scientific International, Inc. (a)	43,460	2,535,022
Guidant Corp.	3,900	257,556
Medtronic, Inc.	35,400	1,837,260
St. Jude Medical, Inc. (a)	44,900	3,379,623
Stryker Corp.	11,600	557,728
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Synthes, Inc.	4,883	$ 533,383
Zimmer Holdings, Inc. (a)	68,500	5,414,240
		16,445,799
Health Care Providers & Services - 1.2%
HCA, Inc.	10,730	409,350
Health Management Associates, Inc. Class A	9,300	189,999
Tenet Healthcare Corp. (a)	29,300	316,147
UnitedHealth Group, Inc.	47,000	3,465,780
		4,381,276
Pharmaceuticals - 2.6%
Barr Pharmaceuticals, Inc. (a)	46,900	1,943,067
Johnson & Johnson	6,800	383,044
Merck & Co., Inc.	29,700	980,100
Merck KGaA	24,412	1,397,717
Pfizer, Inc.	92,600	2,833,560
Roche Holding AG (participation certificate)	14,623	1,515,093
		9,052,581
TOTAL HEALTH CARE		49,536,196
INDUSTRIALS - 4.3%
Aerospace & Defense - 0.0%
Rockwell Collins, Inc.	4,900	181,986
Air Freight & Logistics - 2.2%
FedEx Corp.	66,650	5,711,239
Ryder System, Inc.	9,700	456,288
United Parcel Service, Inc. Class B	11,200	850,304
Yamato Transport Co. Ltd.	48,000	661,813
		7,679,644
Airlines - 0.1%
JetBlue Airways Corp. (a)	12,450	260,454
Commercial Services & Supplies - 1.7%
Adecco SA sponsored ADR	26,300	325,594
Cintas Corp.	16,300	685,252
Corinthian Colleges, Inc. (a)	13,600	183,328
Hudson Highland Group, Inc. (a)	3,427	100,034
Monster Worldwide, Inc. (a)	35,100	864,864
Robert Half International, Inc.	94,570	2,437,069
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	496	$ 272,889
Waste Management, Inc.	46,100	1,260,374
		6,129,404
Machinery - 0.3%
Caterpillar, Inc.	9,870	794,042
THK Co. Ltd.	17,000	286,308
		1,080,350
TOTAL INDUSTRIALS		15,331,838
INFORMATION TECHNOLOGY - 26.6%
Communications Equipment - 4.3%
Alcatel SA sponsored ADR (a)	49,700	582,981
Avaya, Inc. (a)	26,000	362,440
Belden CDT, Inc.	27,850	607,130
Cisco Systems, Inc. (a)	121,700	2,202,770
Comverse Technology, Inc. (a)	19,900	374,717
Juniper Networks, Inc. (a)	67,200	1,585,920
Motorola, Inc.	41,800	754,072
Nokia Corp. sponsored ADR	76,500	1,049,580
Research in Motion Ltd. (a)	96,200	7,345,281
SafeNet, Inc. (a)	9,799	258,498
		15,123,389
Computers & Peripherals - 6.8%
Dell, Inc. (a)	152,400	5,425,440
Diebold, Inc.	2,500	116,750
EMC Corp. (a)	417,300	4,815,642
Emulex Corp. (a)	149,600	1,723,392
Hutchinson Technology, Inc. (a)	50,100	1,339,173
QLogic Corp. (a)	59,895	1,773,491
Seagate Technology	617,260	8,345,355
Sun Microsystems, Inc. (a)	67,500	272,700
		23,811,943
Electronic Equipment & Instruments - 2.1%
Amphenol Corp. Class A (a)	54,100	1,853,466
Celestica, Inc. (sub. vtg.) (a)	6,600	83,955
Flextronics International Ltd. (a)	14,800	196,100
Molex, Inc.	114,656	3,419,042
Nichicon Corp.	59,700	661,434
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. (a)	65,900	$ 326,205
Tech Data Corp. (a)	4,100	158,055
Vishay Intertechnology, Inc. (a)	59,060	761,874
		7,460,131
Internet Software & Services - 2.2%
Homestore, Inc. (a)	157,400	363,594
Yahoo Japan Corp. (a)(e)	650	2,894,797
Yahoo Japan Corp. New (a)(e)	650	2,871,166
Yahoo!, Inc. (a)	53,120	1,801,299
		7,930,856
IT Services - 0.6%
Affiliated Computer Services, Inc. Class A (a)	6,600	367,422
Ceridian Corp. (a)	57,600	1,060,416
DST Systems, Inc. (a)	12,900	573,663
Pegasus Solutions, Inc. (a)	12,746	151,932
		2,153,433
Semiconductors & Semiconductor Equipment - 8.6%
Agere Systems, Inc. Class B (a)	67,200	68,544
Altera Corp. (a)	263,400	5,154,738
Analog Devices, Inc.	94,600	3,668,588
ASML Holding NV (NY Shares) (a)	18,500	238,095
Intel Corp.	11,220	225,073
Intersil Corp. Class A	36,200	576,666
KLA-Tencor Corp. (a)	147,310	6,110,419
Marvell Technology Group Ltd. (a)	24,900	650,637
Microchip Technology, Inc.	10,400	279,136
Micron Technology, Inc. (a)	35,400	425,862
Novellus Systems, Inc. (a)	8,100	215,379
Samsung Electronics Co. Ltd.	12,490	4,967,796
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	25,121	179,364
Teradyne, Inc. (a)	438,070	5,870,138
Texas Instruments, Inc.	49,300	1,049,104
Xilinx, Inc.	20,700	558,900
		30,238,439
Software - 2.0%
BEA Systems, Inc. (a)	229,500	1,585,845
BMC Software, Inc. (a)	10,400	164,424
Microsoft Corp.	141,400	3,909,710
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Nippon System Development Co. Ltd.	10,100	$ 168,356
Oracle Corp. (a)	103,400	1,166,352
		6,994,687
TOTAL INFORMATION TECHNOLOGY		93,712,878
MATERIALS - 5.0%
Chemicals - 1.5%
BOC Group PLC	3,400	54,463
Dow Chemical Co.	70,750	3,196,485
Lyondell Chemical Co.	82,800	1,859,688
Praxair, Inc.	6,000	256,440
		5,367,076
Containers & Packaging - 0.3%
Pactiv Corp. (a)	34,900	811,425
Sealed Air Corp. (a)	5,200	241,020
		1,052,445
Metals & Mining - 3.2%
Alcan, Inc.	4,352	208,675
Alcoa, Inc.	59,700	2,005,323
Inco Ltd. (a)	44,480	1,741,480
Newmont Mining Corp.	32,100	1,461,513
Nippon Steel Corp.	100,000	238,128
Nucor Corp.	15,800	1,443,646
Peabody Energy Corp.	15,100	898,450
Phelps Dodge Corp.	34,100	3,138,223
		11,135,438
TOTAL MATERIALS		17,554,959
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 2.2%
Philippine Long Distance Telephone Co. sponsored ADR (a)	14,800	370,592
PT Indosat Tbk sponsored ADR	14,600	350,400
SBC Communications, Inc.	272,400	7,068,780
		7,789,772
Wireless Telecommunication Services - 2.5%
KDDI Corp.	1,250	6,078,164
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	109,100	$ 2,600,944
NTT DoCoMo, Inc.	109	185,258
		8,864,366
TOTAL TELECOMMUNICATION SERVICES		16,654,138
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
Equitable Resources, Inc.	6,200	336,722
TOTAL COMMON STOCKS (Cost $268,810,822)		290,380,162
Nonconvertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Granite Broadcasting Corp. 12.75% pay-in-kind (a)	50	22,750
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $32,750)		22,750
Nonconvertible Bonds - 9.4%
	Principal Amount
CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.1%
Delco Remy International, Inc. 9.375% 4/15/12	$ 110,000	108,350
Tenneco Automotive, Inc. 10.25% 7/15/13	65,000	74,100
Visteon Corp.:
7% 3/10/14	70,000	66,588
8.25% 8/1/10	100,000	105,500
		354,538
Hotels, Restaurants & Leisure - 0.6%
Chumash Casino & Resort Enterprise 9% 7/15/10 (f)(i)	65,000	72,150
Friendly Ice Cream Corp. 8.375% 6/15/12	125,000	119,375
Host Marriott LP 7.125% 11/1/13	120,000	125,700
Mandalay Resort Group:
9.375% 2/15/10	95,000	108,538
10.25% 8/1/07	80,000	90,600
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
MGM MIRAGE:
6% 10/1/09	$ 115,000	$ 116,150
6% 10/1/09 (f)	145,000	146,450
6.75% 9/1/12 (f)	110,000	113,718
6.875% 2/6/08	25,000	27,188
8.5% 9/15/10	105,000	119,438
Mohegan Tribal Gaming Authority 6.375% 7/15/09	135,000	140,063
MTR Gaming Group, Inc. 9.75% 4/1/10	30,000	32,700
NCL Corp. Ltd. 10.625% 7/15/14 (f)	135,000	141,413
Park Place Entertainment Corp. 7.875% 3/15/10	75,000	84,375
Royal Caribbean Cruises Ltd. 6.875% 12/1/13	150,000	159,000
Seneca Gaming Corp. 7.25% 5/1/12 (f)	60,000	61,800
Speedway Motorsports, Inc.:
6.75% 6/1/13	65,000	67,763
6.75% 6/1/13 (f)	130,000	135,525
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	10,000	10,975
Town Sports International Holdings, Inc. 0% 2/1/14 (d)	185,000	93,425
Town Sports International, Inc. 9.625% 4/15/11	75,000	76,313
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	70,000	80,325
Wheeling Island Gaming, Inc. 10.125% 12/15/09	100,000	105,750
		2,228,734
Household Durables - 0.4%
Beazer Homes USA, Inc.:
6.5% 11/15/13	55,000	56,100
8.375% 4/15/12	35,000	38,675
K. Hovnanian Enterprises, Inc.:
6.5% 1/15/14	15,000	15,375
8.875% 4/1/12	115,000	128,800
KB Home:
7.75% 2/1/10	175,000	189,875
8.625% 12/15/08	40,000	45,200
Meritage Homes Corp. 7% 5/1/14	80,000	82,400
Standard Pacific Corp.:
5.125% 4/1/09	60,000	59,700
6.875% 5/15/11	20,000	21,000
Technical Olympic USA, Inc.:
7.5% 3/15/11	60,000	61,500
10.375% 7/1/12	100,000	112,750
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
WCI Communities, Inc. 7.875% 10/1/13	$ 145,000	$ 153,338
William Lyon Homes, Inc.:
7.5% 2/15/14	70,000	71,400
10.75% 4/1/13	190,000	218,500
		1,254,613
Media - 0.8%
AMC Entertainment, Inc.:
8% 3/1/14 (f)	170,000	159,800
9.5% 2/1/11	61,000	62,373
Cablevision Systems Corp.:
5.66% 4/1/09 (f)(h)	240,000	249,600
8% 4/15/12 (f)	230,000	239,200
Cinemark, Inc. 0% 3/15/14 (d)	165,000	113,438
Corus Entertainment, Inc. 8.75% 3/1/12	150,000	165,375
CSC Holdings, Inc. 7.25% 7/15/08	55,000	57,338
EchoStar DBS Corp.:
5.75% 10/1/08	220,000	220,550
6.625% 10/1/14 (f)	100,000	99,130
Granite Broadcasting Corp. 9.75% 12/1/10	25,000	22,875
Gray Television, Inc. 9.25% 12/15/11	175,000	196,438
Houghton Mifflin Co. 9.875% 2/1/13	95,000	99,750
Innova S. de R.L. 9.375% 9/19/13	265,000	289,513
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	25,000	27,375
LBI Media Holdings, Inc. 0% 10/15/13 (d)	150,000	108,000
LBI Media, Inc. 10.125% 7/15/12	55,000	61,463
PanAmSat Corp. 9% 8/15/14 (f)	240,000	250,200
PEI Holdings, Inc. 11% 3/15/10	66,000	76,395
Sinclair Broadcast Group, Inc. 8% 3/15/12	145,000	150,438
The Reader's Digest Association, Inc. 6.5% 3/1/11	250,000	257,500
		2,906,751
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	130,000	135,525
Specialty Retail - 0.3%
Asbury Automotive Group, Inc. 9% 6/15/12	260,000	272,350
Blockbuster, Inc. 9% 9/1/12 (f)	30,000	30,975
Nebraska Book Co., Inc. 8.625% 3/15/12	100,000	99,500
Sonic Automotive, Inc. 8.625% 8/15/13	100,000	105,500
United Rentals North America, Inc.:
6.5% 2/15/12	170,000	163,200
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
United Rentals North America, Inc.: - continued
7% 2/15/14	$ 75,000	$ 66,938
7.75% 11/15/13	185,000	172,975
		911,438
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co. 12.25% 12/15/12	180,000	190,800
Samsonite Corp. 8.875% 6/1/11 (f)	70,000	73,150
		263,950
TOTAL CONSUMER DISCRETIONARY		8,055,549
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.2%
Jean Coutu Group, Inc.:
7.625% 8/1/12 (f)	40,000	40,700
8.5% 8/1/14 (f)	70,000	69,300
Rite Aid Corp.:
6% 12/15/05 (f)	75,000	75,563
6.875% 8/15/13	85,000	74,163
8.125% 5/1/10	25,000	26,125
9.25% 6/1/13	65,000	66,625
9.5% 2/15/11	80,000	87,600
Stater Brothers Holdings, Inc.:
5.38% 6/15/10 (h)	80,000	81,200
8.125% 6/15/12	90,000	94,050
		615,326
Food Products - 0.2%
Del Monte Corp.:
9.25% 5/15/11	15,000	16,575
8.625% 12/15/12	190,000	211,850
Dole Food Co., Inc. 7.25% 6/15/10	45,000	45,788
Smithfield Foods, Inc.:
7.625% 2/15/08	135,000	144,113
7.75% 5/15/13	30,000	32,400
8% 10/15/09	15,000	16,463
Swift & Co. 10.125% 10/1/09	75,000	82,875
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	65,000	69,875
		619,939
TOTAL CONSUMER STAPLES		1,235,265
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
Hanover Compressor Co.:
0% 3/31/07	$ 100,000	$ 84,000
8.625% 12/15/10	20,000	21,700
9% 6/1/14	60,000	65,850
Parker Drilling Co.:
6.54% 9/1/10 (f)(h)	100,000	100,250
9.625% 10/1/13	50,000	55,250
Pride International, Inc. 7.375% 7/15/14 (f)	15,000	16,519
SESI LLC 8.875% 5/15/11	70,000	75,775
		419,344
Oil & Gas - 0.5%
Belden & Blake Corp. 8.75% 7/15/12 (f)	170,000	180,200
Chesapeake Energy Corp.:
8.125% 4/1/11	65,000	71,094
9% 8/15/12	35,000	40,031
El Paso Production Holding Co. 7.75% 6/1/13	105,000	103,950
Enterprise Products Operating LP:
4.625% 10/15/09 (f)	50,000	50,415
5.6% 10/15/14 (f)	60,000	60,456
General Maritime Corp. 10% 3/15/13	235,000	266,725
Newfield Exploration Co. 6.625% 9/1/14 (f)	110,000	114,400
Overseas Shipholding Group, Inc. 8.25% 3/15/13	145,000	160,225
Range Resources Corp. 7.375% 7/15/13	40,000	42,200
Ship Finance International Ltd. 8.5% 12/15/13	230,000	230,000
Teekay Shipping Corp. 8.875% 7/15/11	215,000	245,100
The Coastal Corp.:
6.375% 2/1/09	40,000	38,100
6.5% 6/1/08	145,000	140,650
7.75% 6/15/10	110,000	110,000
		1,853,546
TOTAL ENERGY		2,272,890
FINANCIALS - 1.1%
Capital Markets - 0.1%
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (f)	305,000	329,400
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Diversified Financial Services - 0.7%
Ahold Finance USA, Inc.:
6.25% 5/1/09	$ 160,000	$ 167,200
8.25% 7/15/10	20,000	22,400
Cellu Tissue Holdings, Inc. 9.75% 3/15/10 (f)	80,000	81,200
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	185,000	209,975
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10 (f)	160,000	176,800
Ispat Inland ULC 9.75% 4/1/14	220,000	242,000
Jostens Holding Corp. 0% 12/1/13 (d)	185,000	126,725
Jostens IH Corp. 7.625% 10/1/12 (f)	50,000	50,250
Leucadia National Corp. 7% 8/15/13	140,000	139,300
Midland Funding Corp. II 11.75% 7/23/05	27,532	29,390
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	50,000	53,565
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	10,000	10,950
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	80,000	82,000
Qwest Capital Funding, Inc.:
7% 8/3/09	145,000	133,400
7.25% 2/15/11	235,000	209,150
Sensus Metering Systems, Inc. 8.625% 12/15/13	110,000	111,650
Stone Container Finance Co. 7.375% 7/15/14 (f)	50,000	52,500
TRW Automotive Acquisition Corp. 9.375% 2/15/13	20,000	22,700
U.S. West Capital Funding, Inc. 6.375% 7/15/08	40,000	36,900
UAP Holding Corp. 0% 7/15/12 (d)(f)	70,000	53,900
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	165,000	192,225
Western Financial Bank 9.625% 5/15/12	190,000	214,700
		2,418,880
Insurance - 0.1%
Crum & Forster Holdings Corp. 10.375% 6/15/13	170,000	179,350
Provident Companies, Inc. 7% 7/15/18	15,000	14,588
UnumProvident Corp.:
6.75% 12/15/28	35,000	31,850
7.375% 6/15/32	35,000	33,863
7.625% 3/1/11	130,000	138,775
		398,426
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - 0.2%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12 (f)	$ 215,000	$ 226,288
La Quinta Properties, Inc. 7% 8/15/12 (f)	130,000	137,475
Omega Healthcare Investors, Inc. 7% 4/1/14 (f)	80,000	81,200
Senior Housing Properties Trust:
7.875% 4/15/15	40,000	43,400
8.625% 1/15/12	70,000	77,875
		566,238
TOTAL FINANCIALS		3,712,944
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
Fisher Scientific International, Inc.:
6.75% 8/15/14 (f)	40,000	42,000
8% 9/1/13	80,000	89,400
8.125% 5/1/12	25,000	27,875
PerkinElmer, Inc. 8.875% 1/15/13	70,000	79,100
		238,375
Health Care Providers & Services - 0.4%
AmerisourceBergen Corp.:
7.25% 11/15/12	200,000	216,000
8.125% 9/1/08	45,000	49,838
Concentra Operating Corp.:
9.125% 6/1/12 (f)	20,000	21,900
9.5% 8/15/10	130,000	143,650
Genesis HealthCare Corp. 8% 10/15/13	175,000	189,875
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	295,000	314,175
PacifiCare Health Systems, Inc. 10.75% 6/1/09	62,000	71,145
Psychiatric Solutions, Inc. 10.625% 6/15/13	100,000	113,250
Tenet Healthcare Corp.:
6.375% 12/1/11	140,000	124,950
6.5% 6/1/12	30,000	26,700
7.375% 2/1/13	245,000	227,850
		1,499,333
Pharmaceuticals - 0.0%
Biovail Corp. yankee 7.875% 4/1/10	145,000	147,900
TOTAL HEALTH CARE		1,885,608
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
Bombardier, Inc. 6.3% 5/1/14 (f)	$ 120,000	$ 103,637
Orbital Sciences Corp. 9% 7/15/11	165,000	183,150
Primus International, Inc. 10.5% 4/15/09 (f)	70,000	70,700
		357,487
Airlines - 0.2%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	130,000	113,750
6.977% 11/23/22	7,666	6,669
7.324% 4/15/11	30,000	23,400
7.377% 5/23/19	135,702	77,350
7.379% 5/23/16	98,761	56,294
7.8% 4/1/08	80,000	66,800
8.608% 10/1/12	45,000	38,025
AMR Corp.:
9% 8/1/12	120,000	74,400
10.2% 3/15/20	30,000	17,700
Continental Airlines, Inc.:
7.875% 7/2/18	59,970	56,072
8% 12/15/05	35,000	32,025
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	7,744	5,886
6.795% 2/2/20	27,941	22,353
6.9% 7/2/18	52,208	40,200
6.954% 2/2/11	12,383	9,164
7.73% 9/15/12	11,701	8,425
7.82% 4/15/15	25,158	18,869
8.307% 10/2/19	17,988	14,391
8.321% 11/1/06	5,000	4,650
Delta Air Lines, Inc. 7.9% 12/15/09	85,000	24,650
Delta Air Lines, Inc. pass thru trust certificates:
7.379% 5/18/10	20,017	18,315
7.779% 1/2/12	25,045	8,766
Northwest Airlines Corp. 10% 2/1/09	120,000	84,000
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	20,255	16,204
7.67% 1/2/15	85,052	68,041
		906,399
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.1%
Jacuzzi Brands, Inc. 9.625% 7/1/10	$ 70,000	$ 77,350
Nortek, Inc. 8.5% 9/1/14 (f)	120,000	125,400
		202,750
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
5.75% 2/15/11	120,000	113,400
6.375% 4/15/11	95,000	93,100
9.25% 9/1/12	95,000	106,163
Browning-Ferris Industries, Inc. 6.375% 1/15/08	25,000	25,625
		338,288
Construction & Engineering - 0.0%
Amsted Industries, Inc. 10.25% 10/15/11 (f)	80,000	88,400
Machinery - 0.2%
Dresser, Inc. 9.375% 4/15/11	110,000	120,725
Invensys PLC 9.875% 3/15/11 (f)	325,000	333,938
Navistar International Corp. 7.5% 6/15/11	90,000	96,075
SPX Corp.:
6.25% 6/15/11	10,000	9,750
7.5% 1/1/13	95,000	96,544
		657,032
Marine - 0.1%
OMI Corp. 7.625% 12/1/13	225,000	232,875
Road & Rail - 0.0%
Kansas City Southern Railway Co. 7.5% 6/15/09	125,000	127,500
TFM SA de CV yankee:
10.25% 6/15/07	10,000	10,275
11.75% 6/15/09	60,000	60,300
		198,075
TOTAL INDUSTRIALS		2,981,306
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.0%
Lucent Technologies, Inc.:
5.5% 11/15/08	145,000	144,275
6.45% 3/15/29	100,000	80,500
		224,775
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	$ 160,000	$ 166,800
Flextronics International Ltd. 6.5% 5/15/13	130,000	132,600
		299,400
IT Services - 0.1%
Electronic Data Systems Corp. 6% 8/1/13	65,000	65,560
Iron Mountain, Inc. 8.625% 4/1/13	185,000	201,650
		267,210
Office Electronics - 0.2%
Xerox Corp.:
6.875% 8/15/11	315,000	329,175
7.125% 6/15/10	80,000	84,800
7.2% 4/1/16	45,000	46,125
7.625% 6/15/13	135,000	145,800
9.75% 1/15/09	45,000	52,425
		658,325
Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc.:
4.38% 7/15/09 (f)(h)	100,000	103,000
6.875% 7/15/11 (f)	135,000	140,063
7.125% 7/15/14 (f)	40,000	41,600
		284,663
TOTAL INFORMATION TECHNOLOGY		1,734,373
MATERIALS - 2.0%
Chemicals - 0.7%
Berry Plastics Corp. 10.75% 7/15/12	95,000	107,350
Borden US Finance Corp./Nova Scotia Finance ULC:
6.43% 7/15/10 (f)(h)	80,000	81,800
9% 7/15/14 (f)	95,000	100,463
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	35,000	37,713
10.125% 9/1/08	20,000	22,450
10.625% 5/1/11	320,000	363,200
HMP Equity Holdings Corp. 0% 5/15/08	110,000	69,300
Huntsman ICI Chemicals LLC 10.125% 7/1/09	185,000	194,250
Huntsman ICI Holdings LLC 0% 12/31/09	90,000	47,700
Huntsman International LLC 9.875% 3/1/09	90,000	98,325
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Huntsman LLC:
8.8% 7/15/11 (f)(h)	$ 130,000	$ 137,150
11.5% 7/15/12 (f)	70,000	77,000
Lubrizol Corp.:
4.625% 10/1/09	50,000	50,009
5.5% 10/1/14	50,000	49,658
Lyondell Chemical Co.:
9.5% 12/15/08	185,000	200,956
9.625% 5/1/07	115,000	124,200
9.875% 5/1/07	140,000	147,532
10.875% 5/1/09	170,000	179,988
Millennium America, Inc.:
9.25% 6/15/08	220,000	240,625
9.25% 6/15/08 (f)	30,000	32,813
NOVA Chemicals Corp.:
6.5% 1/15/12	40,000	41,500
7.4% 4/1/09	40,000	43,000
Pliant Corp.:
0% 6/15/09 (d)	35,000	29,575
11.125% 9/1/09	40,000	41,400
		2,517,957
Construction Materials - 0.1%
Texas Industries, Inc. 10.25% 6/15/11	175,000	200,813
Containers & Packaging - 0.3%
Anchor Glass Container Corp. 11% 2/15/13	155,000	175,150
BWAY Corp. 10% 10/15/10	110,000	118,800
Crown European Holdings SA:
9.5% 3/1/11	35,000	39,025
10.875% 3/1/13	150,000	174,750
Graphic Packaging International, Inc.:
8.5% 8/15/11	40,000	44,400
9.5% 8/15/13	40,000	45,600
Owens-Brockway Glass Container, Inc.:
8.25% 5/15/13	125,000	133,125
8.875% 2/15/09	200,000	217,000
Owens-Illinois, Inc.:
7.35% 5/15/08	45,000	46,463
7.5% 5/15/10	220,000	226,600
		1,220,913
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Metals & Mining - 0.4%
AK Steel Corp.:
7.75% 6/15/12	$ 140,000	$ 136,850
7.875% 2/15/09	45,000	44,550
Allegheny Technologies, Inc. 8.375% 12/15/11	245,000	260,925
Century Aluminum Co. 7.5% 8/15/14 (f)	90,000	94,500
Compass Minerals International, Inc.:
0% 12/15/12 (d)	25,000	21,000
0% 6/1/13 (d)	200,000	158,000
CSN Islands VII Corp. 10.75% 9/12/08 (f)	60,000	66,525
CSN Islands VIII Corp. 9.75% 12/16/13 (f)	15,000	15,038
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	80,000	76,700
10.125% 2/1/10	80,000	90,400
International Steel Group, Inc. 6.5% 4/15/14 (f)	150,000	150,000
Peabody Energy Corp. 6.875% 3/15/13	100,000	107,250
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12 (f)	105,000	104,475
		1,326,213
Paper & Forest Products - 0.5%
Abitibi-Consolidated, Inc.:
5.38% 6/15/11 (h)	130,000	131,138
7.75% 6/15/11	95,000	98,206
Bowater, Inc. 4.88% 3/15/10 (h)	90,000	90,000
Buckeye Technologies, Inc. 8.5% 10/1/13	110,000	118,250
Georgia-Pacific Corp.:
8% 1/15/14	225,000	256,500
8% 1/15/24	35,000	39,594
8.125% 5/15/11	50,000	57,750
9.5% 12/1/11	70,000	87,500
Norske Skog Canada Ltd.:
7.375% 3/1/14	50,000	52,000
8.625% 6/15/11	185,000	200,263
Stone Container Corp. 8.375% 7/1/12	205,000	227,550
Tembec Industries, Inc.:
7.75% 3/15/12	75,000	75,750
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - continued
Tembec Industries, Inc.: - continued
8.5% 2/1/11	$ 200,000	$ 210,000
yankee 8.625% 6/30/09	65,000	66,950
		1,711,451
TOTAL MATERIALS		6,977,347
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.4%
Alaska Communications Systems Holdings, Inc. 9.375% 5/15/09	35,000	33,075
Empresa Brasileira de Telecomm SA 11% 12/15/08	140,000	155,050
Eschelon Operating Co. 8.375% 3/15/10	35,000	28,000
GCI, Inc. 7.25% 2/15/14	190,000	185,725
NTL Cable PLC:
6.61% 10/15/12 (f)(h)	60,000	61,500
8.75% 4/15/14 (f)	210,000	226,800
Qwest Communications International, Inc. 7.25% 2/15/11 (f)	55,000	52,113
Qwest Corp.:
7.875% 9/1/11 (f)	35,000	36,575
9.125% 3/15/12 (f)	120,000	132,000
Qwest Services Corp.:
14% 12/15/10 (f)(h)	105,000	123,113
14.5% 12/15/14 (f)(h)	150,000	181,500
Telenet Group Holding NV 0% 6/15/14 (d)(f)	280,000	205,800
U.S. West Communications:
7.2% 11/10/26	20,000	17,450
7.5% 6/15/23	85,000	77,563
		1,516,264
Wireless Telecommunication Services - 0.2%
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	105,000	119,963
Millicom International Cellular SA 10% 12/1/13 (f)	165,000	165,000
Nextel Communications, Inc.:
5.95% 3/15/14	35,000	34,213
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.: - continued
6.875% 10/31/13	$ 250,000	$ 259,063
Rogers Wireless, Inc. 9.625% 5/1/11	130,000	144,625
		722,864
TOTAL TELECOMMUNICATION SERVICES		2,239,128
UTILITIES - 0.6%
Electric Utilities - 0.1%
AES Gener SA 7.5% 3/25/14 (f)	160,000	160,800
Nevada Power Co. 6.5% 4/15/12 (f)	15,000	15,450
Sierra Pacific Power Co. 6.25% 4/15/12 (f)	55,000	56,100
TECO Energy, Inc.:
7% 5/1/12	115,000	120,319
7.2% 5/1/11	135,000	143,438
		496,107
Gas Utilities - 0.1%
Sonat, Inc.:
6.625% 2/1/08	65,000	63,375
6.75% 10/1/07	45,000	44,944
7.625% 7/15/11	50,000	48,813
Tennessee Gas Pipeline Co. 7% 3/15/27	40,000	41,600
		198,732
Multi-Utilities & Unregulated Power - 0.4%
AES Corp.:
7.75% 3/1/14	180,000	184,275
8.75% 6/15/08	85,000	91,800
8.75% 5/15/13 (f)	195,000	218,888
8.875% 2/15/11	90,000	99,788
9.375% 9/15/10	52,000	58,565
9.5% 6/1/09	10,000	11,138
CMS Energy Corp.:
7.5% 1/15/09	15,000	15,694
7.75% 8/1/10	20,000	21,175
8.5% 4/15/11	75,000	81,844
8.9% 7/15/08	100,000	108,875
9.875% 10/15/07	30,000	33,188
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
NRG Energy, Inc. 8% 12/15/13 (f)	$ 300,000	$ 321,000
Sierra Pacific Resources 8.625% 3/15/14 (f)	70,000	75,600
		1,321,830
TOTAL UTILITIES		2,016,669
TOTAL NONCONVERTIBLE BONDS (Cost $32,375,824)		33,111,079
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 1.34% to 1.65% 10/14/04 to 12/9/04 (g) (Cost $898,106)	900,000	898,100
Money Market Funds - 9.5%
	Shares
Fidelity Cash Central Fund, 1.74% (b)	28,724,907	28,724,907
Fidelity Securities Lending Cash Central Fund, 1.71% (b)(c)	4,681,303	4,681,303
TOTAL MONEY MARKET FUNDS (Cost $33,406,210)		33,406,210
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $335,523,712)		357,818,301
NET OTHER ASSETS - (1.5)%		(5,218,157)
NET ASSETS - 100%		$ 352,600,144
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
50 S&P 500 Index Contracts	Dec. 2004	$ 13,936,250	$ (145,925)

The face value of futures purchased as a percentage of net assets - 4.0%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,016,618 or 2.3% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $898,100.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA,AA,A	0.0%
BBB	0.0%
BB	3.2%
B	5.4%
CCC,CC,C	0.8%
Not Rated	0.0%
Equities	86.3%
Short-Term Investments and Net Other Assets	4.3%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	77.0%
Japan	8.4%
Cayman Islands	3.6%
Canada	3.5%
Korea (South)	1.4%
Bermuda	1.2%
Others (individually less than 1%)	4.9%
100.0%
Income Tax Information
At September 30, 2004, the fund had a capital loss carryforward of approximately $167,301,000 of which $116,801,000 and $50,500,000 will expire on September 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

September 30, 2004

Assets
Investment in securities, at value (including securities loaned of $3,527,909) (cost $335,523,712) - See accompanying schedule		$ 357,818,301
Cash		2,842
Receivable for investments sold		130,960
Receivable for fund shares sold		5,981,431
Dividends receivable		181,200
Interest receivable		706,975
Prepaid expenses		140
Other receivables		29,148
Total assets		364,850,997

Liabilities
Payable for investments purchased	$ 1,360,146
Payable for fund shares redeemed	5,888,912
Accrued management fee	168,070
Payable for daily variation on futures contracts	3,750
Other affiliated payables	93,949
Other payables and accrued expenses	54,723
Collateral on securities loaned, at value	4,681,303
Total liabilities		12,250,853

Net Assets		$ 352,600,144
Net Assets consist of:
Paid in capital		$ 497,013,192
Undistributed net investment income		916,426
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(167,478,602)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,149,128
Net Assets, for 34,259,677 shares outstanding		$ 352,600,144
Net Asset Value, offering price and redemption price per share ($352,600,144 ÷ 34,259,677 shares)		$ 10.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Year ended September 30, 2004

Investment Income
Dividends		$ 2,167,019
Interest		2,606,589
Security lending		29,506
Total income		4,803,114

Expenses
Management fee	$ 1,936,139
Transfer agent fees	956,181
Accounting and security lending fees	126,398
Non-interested trustees' compensation	1,625
Custodian fees and expenses	41,275
Registration fees	33,543
Audit	36,818
Legal	4,284
Miscellaneous	23,826
Total expenses before reductions	3,160,089
Expense reductions	(88,378)	3,071,711
Net investment income (loss)		1,731,403
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	47,471,505
Foreign currency transactions	(34,089)
Futures contracts	118,550
Total net realized gain (loss)		47,555,966
Change in net unrealized appreciation (depreciation) on: Investment securities	(19,212,596)
Assets and liabilities in foreign currencies	(1,502)
Futures contracts	(145,925)
Total change in net unrealized appreciation (depreciation)		(19,360,023)
Net gain (loss)		28,195,943
Net increase (decrease) in net assets resulting from operations		$ 29,927,346

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2004	Year ended September 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,731,403	$ 1,118,270
Net realized gain (loss)	47,555,966	(21,909,561)
Change in net unrealized appreciation (depreciation)	(19,360,023)	79,635,426
Net increase (decrease) in net assets resulting from operations	29,927,346	58,844,135
Distributions to shareholders from net investment income	(1,838,362)	(1,488,138)
Share transactions Proceeds from sales of shares	207,765,550	103,536,414
Reinvestment of distributions	1,804,616	1,457,065
Cost of shares redeemed	(135,413,272)	(62,170,812)
Net increase (decrease) in net assets resulting from share transactions	74,156,894	42,822,667
Total increase (decrease) in net assets	102,245,878	100,178,664

Net Assets
Beginning of period	250,354,266	150,175,602
End of period (including undistributed net investment income of $916,426 and undistributed net investment income of $868,060, respectively)	$ 352,600,144	$ 250,354,266
Other Information Shares
Sold	20,328,726	12,700,671
Issued in reinvestment of distributions	180,462	207,559
Redeemed	(13,277,879)	(7,996,252)
Net increase (decrease)	7,231,309	4,911,978

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.26	$ 6.79	$ 9.57	$ 15.32	$ 10.22
Income from Investment Operations
Net investment income (loss) B	.05	.05	.08 D	.20	.19
Net realized and unrealized gain (loss)	1.04	2.49	(2.64) D	(5.22)	4.98
Total from investment operations	1.09	2.54	(2.56)	(5.02)	5.17
Distributions from net investment income	(.06)	(.07)	(.22)	(.13)	(.02)
Distributions from net realized gain	-	-	-	(.60)	(.05)
Total distributions	(.06)	(.07)	(.22)	(.73)	(.07)
Net asset value, end of period	$ 10.29	$ 9.26	$ 6.79	$ 9.57	$ 15.32
Total Return A	11.79%	37.74%	(27.58)%	(33.98)%	50.84%
Ratios to Average Net Assets C
Expenses before expense reductions	.94%	1.03%	.97%	.89%	.96%
Expenses net of voluntary waivers, if any	.94%	1.03%	.97%	.89%	.96%
Expenses net of all reductions	.91%	1.00%	.88%	.85%	.90%
Net investment income (loss)	.52%	.63%	.87% D	1.55%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 352,600	$ 250,354	$ 150,176	$ 264,317	$ 565,258
Portfolio turnover rate	86%	131%	240%	255%	338%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2004

1. Significant Accounting Policies.

Fidelity Asset Manager: Aggressive (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 39,325,461
Unrealized depreciation	(17,437,120)
Net unrealized appreciation (depreciation)	21,888,341
Undistributed ordinary income	999,625
Capital loss carryforward	(167,301,060)

Cost for federal income tax purposes	$ 335,929,960

The tax character of distributions paid was as follows:

	September 30, 2004	September 30, 2003
Ordinary Income	$ 1,838,362	$ 1,488,138

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $310,802,352 and $266,925,108, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $261,811 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,188 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $87,844 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $534.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Asset Manager: Aggressive:

We have audited the accompanying statement of assets and liabilities of Fidelity Asset Manager: Aggressive (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Asset Manager: Aggressive as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 299 funds advised by FMR or an affiliate. Mr. McCoy oversees 301 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Asset Manager: Aggressive (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services, 1998), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Charles Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Asset Manager: Aggressive. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard C. Habermann (64)

Year of Election or Appointment: 1999

Vice President of Asset Manager: Aggressive. Mr. Habermann serves as Vice President of other funds advised by FMR. Mr. Habermann also serves as Senior Vice President of FMR and FMR Co., Inc (2001).

Matthew J. Conti (38)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Aggressive. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Harry W. Lange (52)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Aggressive. Mr. Lange also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds. Mr. Lange also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Jeffrey Moore (38)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Aggressive. Mr. Moore also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Moore served as a fixed-income analyst and portfolio manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1999

Secretary of Asset Manager: Aggressive. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Asset Manager: Aggressive. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Asset Manager: Aggressive. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Asset Manager: Aggressive. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Asset Manager: Aggressive. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Asset Manager: Aggressive. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Asset Manager: Aggressive. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1999 Assistant Treasurer of Asset Manager: Aggressive. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Asset Manager: Aggressive. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Asset Manager: Aggressive. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Asset Manager: Aggressive. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Asset Manager: Aggressive. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Asset Manager: Aggressive. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 48% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 55% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	7,568,144,945.96	76.551
Against	1,665,604,684.78	16.847
Abstain	460,998,830.31	4.663
Broker Non-Votes	191,690,954.58	1.939
TOTAL	9,886,439,415.63	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,359,102,098.49	94.666
Withheld	527,337,317.14	5.334
TOTAL	9,886,439,415.63	100.000
Ralph F. Cox
Affirmative	9,333,369,952.29	94.406
Withheld	553,069,463.34	5.594
TOTAL	9,886,439,415.63	100.000
Laura B. Cronin
Affirmative	9,355,534,364.24	94.630
Withheld	530,905,051.39	5.370
TOTAL	9,886,439,415.63	100.000
Robert M. Gates
Affirmative	9,352,106,353.30	94.595
Withheld	534,333,062.33	5.405
TOTAL	9,886,439,415.63	100.000
George H. Heilmeier
Affirmative	9,360,572,048.31	94.681
Withheld	525,867,367.32	5.319
TOTAL	9,886,439,415.63	100.000
Abigail P. Johnson
Affirmative	9,327,059,416.89	94.342
Withheld	559,379,998.74	5.658
TOTAL	9,886,439,415.63	100.000
Edward C. Johnson 3d
Affirmative	9,323,731,909.04	94.308
Withheld	562,707,506.59	5.692
TOTAL	9,886,439,415.63	100.000
Donald J. Kirk
Affirmative	9,343,833,406.30	94.512
Withheld	542,606,009.33	5.488
TOTAL	9,886,439,415.63	100.000
Marie L. Knowles
Affirmative	9,362,664,343.97	94.702
Withheld	523,775,071.66	5.298
TOTAL	9,886,439,415.63	100.000
Ned C. Lautenbach
Affirmative	9,368,801,700.35	94.764
Withheld	517,637,715.28	5.236
TOTAL	9,886,439,415.63	100.000
Marvin L. Mann
Affirmative	9,342,116,785.91	94.494
Withheld	544,322,629.72	5.506
TOTAL	9,886,439,415.63	100.000
William O. McCoy
Affirmative	9,348,114,851.10	94.555
Withheld	538,324,564.53	5.445
TOTAL	9,886,439,415.63	100.000
Robert L. Reynolds
Affirmative	9,368,829,274.86	94.764
Withheld	517,610,140.77	5.236
TOTAL	9,886,439,415.63	100.000
William S. Stavropoulos
Affirmative	9,355,225,708.91	94.627
Withheld	531,213,706.72	5.373
TOTAL	9,886,439,415.63	100.000
Dennis J. Dirks**
Affirmative	9,363,252,671.04	94.708
Withheld	523,186,744.59	5.292
TOTAL	9,886,439,415.63	100.000
Cornelia M. Small**
Affirmative	9,357,897,300.73	94.654
Withheld	528,542,114.90	5.346
TOTAL	9,886,439,415.63	100.000
* Denotes trust-wide proposals and voting results. ** Effective 1/1/05

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
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Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
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37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

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Oregon

16850 SW 72nd Avenue
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Pennsylvania

600 West DeKalb Pike
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1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
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Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

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Annual Report

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Annual Report

Annual Report

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AGG-UANN-1104
1.792129.101

Spartan®

Investment Grade Bond

Fund

Annual Report

September 30, 2004

(2_fidelity_logos)(Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending December 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's website at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2004	Past 1 year	Past 5 years	Past 10 years
Spartan® Inv. Grade Bond Fund	4.08%	7.55%	7.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® Investment Grade Bond Fund on September 30, 1994. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® Aggregate Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Grant, Portfolio Manager of Fidelity® Spartan Investment Grade Bond Fund

A recovering U.S. economy and potentially higher interest rates led many to forecast flat-to-negative returns for investment-grade bonds in 2004. But performance exceeded expectations during the 12 months that ended September 30, 2004. The Lehman Brothers® Aggregate Bond Index - a measure of the overall taxable bond market - reeled off five consecutive monthly gains from November 2003 through March 2004. Bonds tumbled in the spring, though, falling about 3.00% combined in April and May, when an increase in employment levels led to unease about the direction of interest rates. However, bonds rose in each of the final four months of the period, despite three rate hikes by the Federal Reserve Board. The Lehman Brothers Aggregate Bond index rose 3.68% for the 12 months overall. Corporate bonds and mortgage securities fared best, as the Lehman Brothers Credit Bond and Mortgage-Backed Securities indexes rose 4.44% and 4.36%, respectively. Treasuries - the most interest-rate-sensitive bond category - fared less well, but the Lehman Brothers U.S. Treasury Index still posted a 2.55% advance for the year.

For the 12 months ending September 30, 2004, the fund gained 4.08%, compared to 3.68% for the Lehman Brothers Aggregate Bond Index and 3.23% for the LipperSM Intermediate Investment Grade Debt Funds Average. The fund benefited most from its weighting in mortgage securities and also from security selection among corporate bonds with lower-investment-grade ratings. During the year's second quarter, a focus on premium mortgage bonds helped the fund. I was able to buy these bonds when they were very cheap, priced for the worst possible prepayment environment. When the market environment improved, they performed very well and helped the fund. In the third quarter, I sold some of the fund's stake in premium mortgages after the market began pricing these securities more fairly. Instead, I moved assets into lower-coupon mortgages because those had become the cheaper part of the market. As the bond market began to rally, these lower-coupon bonds started to perform very well - another decision that worked to the fund's benefit.

Note to shareholders: Jeffery Moore will become Portfolio Manager of Spartan Investment Grade Bond Fund on December 1, 2004.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Expenses Paid During Period* April 1, 2004 to September 30, 2004
Actual	$ 1,000.00	$ 1,009.90	$ 2.51
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,022.47	$ 2.53

* Expenses are equal to the Fund's annualized expense ratio of .50%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of September 30, 2004 *	As of March 31, 2004 **
U.S. Government and U.S. Government Agency Obligations 51.6%	U.S. Government and U.S. Government Agency Obligations 55.6%
AAA 9.6%	AAA 9.2%
AA 3.2%	AA 3.9%
A 16.1%	A 15.1%
BBB 20.8%	BBB 19.6%
BB and Below 0.7%	BB and Below 1.5%
Not Rated 0.9%	Not Rated 1.0%
Short-Term Investments and Net Other Assets(dagger) (2.9)%	Short-Term Investments and Net Other Assets(dagger) (5.9)%

We have used ratings from Moody's Investors Services®, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of September 30, 2004
6 months ago
Years	5.3	5.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of September 30, 2004
6 months ago
Years	4.5	4.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of September 30, 2004 *	As of March 31, 2004 **
Corporate Bonds 27.8%	Corporate Bonds 30.1%
U.S. Government and U.S. Government Agency Obligations 51.6%	U.S. Government and U.S. Government Agency Obligations 55.6%
Asset-Backed Securities 12.0%	Asset-Backed Securities 12.1%
CMOs and Other Mortgage Related Securities 9.6%	CMOs and Other Mortgage Related Securities 6.7%
Other Investments 1.9%	Other Investments 1.4%
Short-Term Investments and Net Other Assets(dagger) (2.9)%	Short-Term Investments and Net Other Assets(dagger) (5.9)%

* Foreign investments	11.3%	** Foreign investments	9.0%
* Futures and Swaps	6.6%	** Futures and Swaps	4.1%

(dagger) Short-Term Investments and Net Other Assets are not included in the pie chart.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments September 30, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 27.3%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.4%
DaimlerChrysler NA Holding Corp.:
4.05% 6/4/08	$ 1,910	$ 1,927
4.75% 1/15/08	8,490	8,744
		10,671
Automobiles - 0.2%
General Motors Corp. 7.2% 1/15/11	3,600	3,813
Media - 2.3%
AOL Time Warner, Inc.:
6.875% 5/1/12	3,700	4,128
7.625% 4/15/31	2,180	2,509
7.7% 5/1/32	4,500	5,233
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	6,975	8,128
Cox Communications, Inc.:
4.625% 6/1/13	4,800	4,426
7.125% 10/1/12	4,105	4,454
7.75% 11/1/10	6,210	6,921
Liberty Media Corp. 8.25% 2/1/30	3,900	4,329
News America Holdings, Inc. 8% 10/17/16	5,400	6,602
TCI Communications, Inc. 9.8% 2/1/12	4,400	5,610
Time Warner Entertainment Co. LP:
8.875% 10/1/12	750	922
10.15% 5/1/12	500	649
Viacom, Inc. 7.7% 7/30/10	1,730	2,013
		55,924
Multiline Retail - 0.1%
The May Department Stores Co. 3.95% 7/15/07 (a)	1,295	1,305
Specialty Retail - 0.1%
Boise Cascade Corp. 7.5% 2/1/08	1,920	2,131
TOTAL CONSUMER DISCRETIONARY		73,844
CONSUMER STAPLES - 0.4%
Tobacco - 0.4%
Altria Group, Inc. 7% 11/4/13	9,235	9,635
ENERGY - 1.4%
Energy Equipment & Services - 0.1%
Cooper Cameron Corp. 2.65% 4/15/07	2,835	2,778
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - 1.3%
Anadarko Petroleum Corp. 5% 10/1/12	$ 1,500	$ 1,543
Canadian Oil Sands Ltd. 4.8% 8/10/09 (a)	3,555	3,605
Duke Energy Field Services LLC 7.875% 8/16/10	5,400	6,356
EnCana Corp. 6.5% 8/15/34	1,235	1,320
Enterprise Products Operating LP:
4.625% 10/15/09 (a)(b)	960	968
5.6% 10/15/14 (a)(b)	680	685
Louis Dreyfus Natural Gas Corp. 6.875% 12/1/07	3,000	3,272
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (a)	5,200	6,122
Williams Companies, Inc.:
7.125% 9/1/11	6,770	7,430
7.5% 1/15/31	910	915
		32,216
TOTAL ENERGY		34,994
FINANCIALS - 15.9%
Capital Markets - 1.7%
Amvescap PLC:
5.9% 1/15/07	1,840	1,942
yankee 6.6% 5/15/05	6,765	6,920
Bank of New York Co., Inc.:
3.4% 3/15/13 (c)	2,400	2,350
4.25% 9/4/12 (c)	2,835	2,866
Credit Suisse First Boston (USA), Inc. 4.7% 6/1/09	3,435	3,535
Goldman Sachs Group, Inc.:
5.7% 9/1/12	3,690	3,899
6.6% 1/15/12	8,325	9,297
Morgan Stanley:
4.75% 4/1/14	5,960	5,770
6.6% 4/1/12	4,340	4,840
		41,419
Commercial Banks - 1.2%
Export-Import Bank of Korea:
4.125% 2/10/09 (a)	1,320	1,320
5.25% 2/10/14 (a)	4,825	4,889
Korea Development Bank:
3.875% 3/2/09	4,800	4,753
4.75% 7/20/09	2,350	2,404
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Korea Development Bank: - continued
5.75% 9/10/13	$ 9,313	$ 9,818
Popular North America, Inc. 6.125% 10/15/06	3,325	3,512
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	2,200	2,578
		29,274
Consumer Finance - 4.5%
American General Finance Corp.:
2.75% 6/15/08	305	295
4% 3/15/11	5,500	5,374
4.625% 5/15/09	7,300	7,496
Capital One Bank:
4.875% 5/15/08	4,370	4,526
6.5% 6/13/13	4,660	5,096
Ford Motor Credit Co.:
6.5% 1/25/07	8,140	8,622
7.375% 10/28/09	12,470	13,659
General Electric Capital Corp.:
6% 6/15/12	2,500	2,747
6.125% 2/22/11	14,500	15,989
General Motors Acceptance Corp.:
5.625% 5/15/09	655	668
6.125% 2/1/07	655	688
6.875% 9/15/11	8,375	8,786
Household Finance Corp.:
6.375% 10/15/11	9,910	10,923
6.375% 11/27/12	3,370	3,734
6.75% 5/15/11	5,160	5,808
7% 5/15/12	2,045	2,340
MBNA America Bank NA 6.625% 6/15/12	4,320	4,800
MBNA Corp. 7.5% 3/15/12	5,360	6,197
		107,748
Diversified Financial Services - 5.8%
Ameritech Capital Funding Corp. euro 6.25% 5/18/09	2,255	2,424
Bellsouth Capital Funding Corp. 7.875% 2/15/30	1,375	1,661
Cadbury Schweppes U.S. Finance LLC 5.125% 10/1/13 (a)	2,120	2,153
Deutsche Telekom International Finance BV:
5.25% 7/22/13	3,270	3,346
8.25% 6/15/05	2,890	3,002
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Deutsche Telekom International Finance BV: - continued
8.5% 6/15/10	$ 1,315	$ 1,576
8.75% 6/15/30	5,645	7,297
Duke Capital LLC 4.331% 11/16/06	1,395	1,420
EnCana Holdings Finance Corp. 5.8% 5/1/14	1,900	2,018
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (a)	1,260	1,327
Hutchison Whampoa International 03/33 Ltd.:
6.25% 1/24/14 (a)	6,260	6,424
7.45% 11/24/33 (a)	1,800	1,865
International Lease Finance Corp. 4.375% 11/1/09	2,800	2,823
J.P. Morgan Chase & Co. 4.875% 3/15/14	3,990	3,953
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (a)	6,715	6,928
NiSource Finance Corp. 7.875% 11/15/10	3,505	4,142
Pemex Project Funding Master Trust:
6.125% 8/15/08	4,000	4,200
7.375% 12/15/14	14,500	15,805
Petronas Capital Ltd. 7% 5/22/12 (a)	18,165	20,693
Sprint Capital Corp.:
7.625% 1/30/11	3,700	4,275
8.375% 3/15/12	2,520	3,052
Telecom Italia Capital:
4% 11/15/08 (a)	5,700	5,732
4.95% 9/30/14 (a)(b)	3,180	3,107
Tyco International Group SA yankee:
6.375% 10/15/11	2,700	2,986
6.75% 2/15/11	12,825	14,429
Verizon Global Funding Corp.:
7.25% 12/1/10	4,980	5,742
7.375% 9/1/12	6,435	7,515
		139,895
Insurance - 0.5%
Aegon NV 4.75% 6/1/13	6,900	6,837
Assurant, Inc. 5.625% 2/15/14	1,830	1,878
Travelers Property Casualty Corp.:
5% 3/15/13	1,710	1,700
6.375% 3/15/33	2,200	2,254
		12,669
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 1.5%
Boston Properties, Inc. 6.25% 1/15/13	$ 2,522	$ 2,721
Camden Property Trust 5.875% 6/1/07	2,400	2,539
CarrAmerica Realty Corp. 5.25% 11/30/07	2,805	2,936
CenterPoint Properties Trust 5.75% 8/15/09	3,065	3,280
EOP Operating LP:
4.75% 3/15/14	4,800	4,633
7.75% 11/15/07	1,210	1,351
Gables Realty LP:
5.75% 7/15/07	5,500	5,808
6.8% 3/15/05	765	777
Healthcare Realty Trust, Inc. 5.125% 4/1/14	3,585	3,470
Merry Land & Investment Co., Inc. 7.25% 6/15/05	3,150	3,247
Regency Centers LP 6.75% 1/15/12	5,055	5,618
		36,380
Thrifts & Mortgage Finance - 0.7%
Countrywide Home Loans, Inc.:
3.25% 5/21/08	965	949
4% 3/22/11	5,990	5,817
Independence Community Bank Corp. 3.75% 4/1/14 (c)	2,250	2,186
Washington Mutual Bank 6.875% 6/15/11	3,150	3,561
Washington Mutual, Inc. 4.625% 4/1/14	4,575	4,373
		16,886
TOTAL FINANCIALS		384,271
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.4%
Bombardier, Inc.:
6.3% 5/1/14 (a)	4,130	3,567
7.45% 5/1/34 (a)	60	50
Raytheon Co.:
5.5% 11/15/12	1,915	2,006
6.15% 11/1/08	4,000	4,352
		9,975
Airlines - 0.0%
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	1,460	1,311
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.1%
Boise Cascade Office Products Corp. 7.05% 5/15/05	$ 1,580	$ 1,621
TOTAL INDUSTRIALS		12,907
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.3%
Motorola, Inc. 8% 11/1/11	6,120	7,356
MATERIALS - 0.6%
Chemicals - 0.1%
Lubrizol Corp.:
5.5% 10/1/14	815	809
6.5% 10/1/34	1,485	1,449
		2,258
Containers & Packaging - 0.1%
Sealed Air Corp.:
5.625% 7/15/13 (a)	1,020	1,049
6.875% 7/15/33 (a)	2,140	2,284
		3,333
Paper & Forest Products - 0.4%
International Paper Co.:
4.25% 1/15/09	955	958
5.5% 1/15/14	2,410	2,468
Weyerhaeuser Co.:
5.25% 12/15/09	2,405	2,517
7.375% 3/15/32	2,130	2,444
		8,387
TOTAL MATERIALS		13,978
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.4%
BellSouth Corp. 6.55% 6/15/34	11,500	12,105
British Telecommunications PLC:
8.375% 12/15/10	4,545	5,481
8.875% 12/15/30	1,500	1,971
France Telecom SA 8.75% 3/1/11	7,940	9,505
Koninklijke KPN NV yankee 8% 10/1/10	5,580	6,636
KT Corp. 5.875% 6/24/14 (a)	2,160	2,258
SBC Communications, Inc. 6.45% 6/15/34	2,400	2,467
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Europe BV 7.75% 9/15/10	$ 4,300	$ 5,067
TELUS Corp. yankee 7.5% 6/1/07	10,835	11,881
		57,371
Wireless Telecommunication Services - 0.5%
America Movil SA de CV:
4.125% 3/1/09 (a)	2,390	2,330
5.5% 3/1/14 (a)	5,685	5,494
AT&T Wireless Services, Inc.:
7.875% 3/1/11	1,695	2,008
8.75% 3/1/31	795	1,044
Cingular Wireless LLC 7.125% 12/15/31	1,500	1,675
		12,551
TOTAL TELECOMMUNICATION SERVICES		69,922
UTILITIES - 2.2%
Electric Utilities - 1.4%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	2,775	2,871
DTE Energy Co. 7.05% 6/1/11	2,665	3,008
Duke Capital LLC 6.75% 2/15/32	2,070	2,181
FirstEnergy Corp.:
5.5% 11/15/06	2,920	3,039
6.45% 11/15/11	1,190	1,298
Hydro-Quebec yankee 8% 2/1/13	250	311
Illinois Power Co. 7.5% 6/15/09	4,800	5,472
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	2,385	2,440
5.875% 10/1/12	1,595	1,684
Oncor Electric Delivery Co. 6.375% 5/1/12	5,720	6,332
Pacific Gas & Electric Co.:
4.2% 3/1/11	845	835
6.05% 3/1/34	4,060	4,132
Southern California Edison Co. 4.65% 4/1/15	290	284
		33,887
Gas Utilities - 0.2%
Consolidated Natural Gas Co. 6.85% 4/15/11	1,200	1,353
Texas Eastern Transmission Corp. 7.3% 12/1/10	3,435	3,915
		5,268
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.6%
Constellation Energy Group, Inc. 7% 4/1/12	$ 2,805	$ 3,176
Dominion Resources, Inc.:
6.25% 6/30/12	2,450	2,661
8.125% 6/15/10	7,355	8,715
		14,552
TOTAL UTILITIES		53,707
TOTAL NONCONVERTIBLE BONDS (Cost $619,593)		660,614
U.S. Government and Government Agency Obligations - 15.0%

U.S. Government Agency Obligations - 4.9%
Fannie Mae:
4.375% 7/17/13	9,595	9,300
4.625% 10/15/13	35,000	35,205
5.5% 7/18/12	8,000	8,144
6% 5/15/11	5,875	6,488
6.125% 3/15/12	15,969	17,791
6.25% 2/1/11	5,425	5,990
Freddie Mac:
4.5% 1/15/14	14,050	13,981
5.25% 11/5/12	2,810	2,862
5.875% 3/21/11	17,110	18,574
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		118,335
U.S. Treasury Inflation Protected Obligations - 1.0%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	12,058	12,562
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14	12,301	12,596
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		25,158
U.S. Treasury Obligations - 9.1%
U.S. Treasury Bonds:
6.125% 11/15/27	17,300	20,084
6.125% 8/15/29	23,510	27,399
6.375% 8/15/27	15,080	18,009
8% 11/15/21	16,000	21,993
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Bonds: - continued
9.875% 11/15/15	$ 4,860	$ 7,249
11.25% 2/15/15	1,400	2,228
U.S. Treasury Notes:
2.75% 7/31/06	69,687	69,948
3.125% 5/15/07	35,000	35,295
3.375% 12/15/08	2,200	2,214
4.75% 5/15/14	3,600	3,779
5% 8/15/11	11,140	11,972
TOTAL U.S. TREASURY OBLIGATIONS		220,170
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $352,837)		363,663
U.S. Government Agency - Mortgage Securities - 32.5%

Fannie Mae - 30.2%
4% 10/1/19 (b)	19,868	19,365
4.5% 10/1/19 (b)	94,710	94,414
4.5% 7/1/33 to 12/1/33	49,899	48,178
5% 10/1/34 (b)	209,000	206,912
5.5% 1/1/09 to 9/1/34	135,700	138,239
5.5% 10/1/34 (b)	59,659	60,479
6% 4/1/13 to 5/1/32	2,621	2,737
6% 10/1/34 (b)	9,080	9,395
6.5% 12/1/25 to 9/1/32	78,102	82,019
6.5% 10/1/34 (b)	34,244	35,913
7% 5/1/13 to 10/1/32	26,444	28,084
7.5% 1/1/26 to 7/1/29	4,042	4,341
9.5% 4/1/17 to 10/1/18	104	117
TOTAL FANNIE MAE		730,193
Freddie Mac - 0.0%
8.5% 5/1/25 to 8/1/27	435	479
Government National Mortgage Association - 2.3%
5.5% 4/15/29 to 5/15/34	12,188	12,423
6% 10/15/08 to 7/15/29	1,603	1,673
6.5% 10/15/27 to 6/15/28	1,272	1,347
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - continued
6.5% 10/1/34 (b)	$ 1,735	$ 1,828
7% 3/15/23 to 1/15/33	27,944	29,813
7% 10/1/34 (b)	7,214	7,686
7.5% 12/15/05 to 10/15/27	1,446	1,563
8% 1/15/30 to 6/15/32	152	165
8.5% 8/15/29 to 8/15/30	193	212
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		56,710
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $782,323)		787,382
Asset-Backed Securities - 7.3%

ACE Securities Corp.:
Series 2003-FM1 Class M2, 3.69% 11/25/32 (c)	1,920	1,953
Series 2004-HE1:
Class M1, 2.34% 2/25/34 (c)	975	975
Class M2, 2.94% 2/25/34 (c)	1,100	1,100
American Express Credit Account Master Trust Series 2004-C Class C, 2.26% 2/15/12 (a)(c)	11,700	11,707
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 2.27% 4/25/34 (c)	545	545
Class M2, 2.32% 4/25/34 (c)	425	425
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 1.98% 4/15/33 (c)	2,754	2,757
Series 2003-HE7 Class A3, 1.96% 12/15/33 (c)	4,467	4,474
Bank One Issuance Trust:
Series 2002-C1 Class C1, 2.72% 12/15/09 (c)	3,285	3,326
Series 2004-B2 Class B2, 4.37% 4/15/12	5,500	5,585
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 2.09% 2/28/44 (c)	3,614	3,617
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 2.44% 7/15/08 (c)	5,185	5,206
Series 2003-B1 Class B1, 2.93% 2/17/09 (c)	7,130	7,231
Series 2003-B2 Class B2, 3.5% 2/17/09	3,750	3,777
Series 2003-B4 Class B4, 2.56% 7/15/11 (c)	3,395	3,455
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.74% 10/25/33 (c)	1,670	1,720
Chase Credit Card Owner Trust Series 2004-1 Class B, 1.96% 5/15/09 (c)	1,855	1,855
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Chase Manhattan Auto Owner Trust Series 2001-A Class CTFS, 5.06% 2/15/08	$ 439	$ 443
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 2.25% 10/15/07 (c)	7,200	7,218
Series 2002-B1 Class B1, 1.9% 6/25/09 (c)	3,960	3,973
Series 2003-C1 Class C1, 2.24% 4/7/10 (c)	2,375	2,428
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 2.34% 5/25/34 (c)	2,300	2,300
Series 2004-3 Class M1, 2.34% 6/25/34 (c)	650	651
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 2.52% 11/25/33 (c)	700	706
Class M2, 3.59% 11/25/33 (c)	400	409
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 2.39% 3/25/34 (c)	175	175
Class M4, 2.74% 3/25/34 (c)	125	125
Class M6, 3.09% 3/25/34 (c)	175	174
GSAMP Trust Series 2004-FM2:
Class M1, 2.34% 1/25/34 (c)	1,500	1,500
Class M2, 2.94% 1/25/34 (c)	700	700
Class M3, 3.14% 1/25/34 (c)	700	700
Home Equity Asset Trust:
Series 2003-2:
Class A2, 2.22% 8/25/33 (c)	615	617
Class M1, 2.72% 8/25/33 (c)	1,595	1,614
Series 2003-4:
Class M1, 2.64% 10/25/33 (c)	2,125	2,144
Class M2, 3.74% 10/25/33 (c)	2,515	2,560
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (a)	146	146
Series 2003-2N Class A, 8% 9/27/33 (a)	403	405
Series 2003-5N Class A, 7.5% 1/27/34 (a)	166	167
Household Home Equity Loan Trust Series 2002-2 Class A, 1.9% 4/20/32 (c)	2,757	2,761
Long Beach Mortgage Loan Trust Series 2003-3 Class M2, 3.69% 7/25/33 (c)	2,545	2,613
MBNA Credit Card Master Note Trust:
Series 2001-B2 Class B2, 2.12% 1/15/09 (c)	24,500	24,586
Series 2003-B2 Class B2, 2.15% 10/15/10 (c)	625	628
Series 2003-B3 Class B3, 2.135% 1/18/11 (c)	3,295	3,304
Series 2003-B5 Class B5, 2.13% 2/15/11 (c)	5,010	5,045
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 2.34% 7/25/34 (c)	925	925
Class M2, 2.39% 7/25/34 (c)	175	175
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Meritage Mortgage Loan Trust Series 2004-1: - continued
Class M3, 2.79% 7/25/34 (c)	$ 350	$ 350
Class M4, 2.94% 7/25/34 (c)	235	235
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 2.715% 12/27/32 (c)	885	899
Series 2003-HE1 Class M2, 3.74% 5/25/33 (c)	2,910	2,955
Series 2003-NC8 Class M1, 2.54% 9/25/33 (c)	1,330	1,335
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 2.615% 1/25/32 (c)	2,765	2,805
Series 2002-NC1 Class M1, 2.415% 2/25/32 (a)(c)	1,660	1,675
Series 2002-NC3 Class M1, 2.56% 8/25/32 (c)	723	729
Series 2003-NC2 Class M2, 3.84% 2/25/33 (c)	1,430	1,463
National Collegiate Funding LLC Series 2004-GT1 Class IO1, 7.87% 6/24/10 (a)(e)	3,540	1,392
New Century Home Equity Loan Trust Series 2003-2 Class A2, 2.27% 1/25/33 (c)	2,249	2,253
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57% 6/15/09	4,800	4,794
NovaStar Home Equity Loan Series 2004-1:
Class M1, 2.29% 6/25/34 (c)	650	651
Class M4, 2.815% 6/25/34 (c)	1,065	1,067
Sears Credit Account Master Trust II:
Series 2000-2 Class A, 6.75% 9/16/09	6,300	6,544
Series 2002-4 Class A, 1.89% 8/18/09 (c)	5,500	5,506
SLM Private Credit Student Loan Trust Series 2004-A Class C, 2.47% 6/15/33 (c)	2,165	2,184
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 2.21% 3/15/11 (a)(c)	4,670	4,674
WFS Financial 2004-3 Owner Trust Class 2004-3 Series A3, 3.3% 3/17/09	5,300	5,322
TOTAL ASSET-BACKED SECURITIES (Cost $174,512)		175,733
Collateralized Mortgage Obligations - 5.2%

Private Sponsor - 4.0%
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3916% 12/25/33 (c)	1,332	1,333
Class 2A1, 4.213% 12/25/33 (c)	3,580	3,580
Series 2003-L Class 2A1, 4.033% 1/25/34 (c)	6,668	6,632
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Bank of America Mortgage Securities, Inc.: - continued
Series 2004-1 Class 2A2, 4.7497% 10/25/34 (c)	$ 5,380	$ 5,434
Series 2004-B:
Class 1A1, 3.447% 3/25/34 (c)	2,410	2,408
Class 2A2, 4.1558% 3/25/34 (c)	2,191	2,189
Series 2004-C Class 1A1, 3.4239% 4/25/34 (c)	4,390	4,379
Series 2004-D:
Class 1A1, 3.5987% 5/25/34 (c)	4,944	4,944
Class 2A2, 4.2267% 5/25/34 (c)	5,522	5,524
Series 2004-G Class 2A7, 4.6636% 8/25/34 (c)	4,810	4,847
Series 2004-H Class 2A1, 4.5448% 9/25/34 (c)	5,403	5,417
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 2.21% 4/25/34 (c)	1,946	1,949
Series 2004-AR6 Class 9A2, 2.21% 10/25/34 (c)	2,801	2,804
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	828	863
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.3274% 5/25/17	4,435	4,613
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2587% 8/25/17 (c)	3,995	4,146
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	2,645	2,751
Series 2004-SL2 Class A1, 6.5% 10/25/16	936	971
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 3.1238% 7/10/35 (a)(c)	4,804	4,889
Class B4, 3.3238% 7/10/35 (a)(c)	3,627	3,691
Class B5, 3.9238% 7/10/35 (a)(c)	3,431	3,481
Class B6, 4.4238% 7/10/35 (a)(c)	1,568	1,595
Series 2003-CB1:
Class B3, 3.0238% 6/10/35 (a)(c)	1,650	1,681
Class B4, 3.2238% 6/10/35 (a)(c)	1,479	1,506
Class B5, 3.8238% 6/10/35 (a)(c)	1,009	1,030
Class B6, 4.3238% 6/10/35 (a)(c)	597	610
Series 2004-A Class B5, 3.2738% 2/10/36 (a)(c)	3,973	4,004
Series 2004-B:
Class B4, 2.6738% 2/10/36 (a)(c)	597	597
Class B5, 3.1238% 2/10/36 (a)(c)	398	398
Class B6, 3.5738% 2/10/36 (a)(c)	100	100
Series 2004-C:
Class B4, 2.79% 9/10/36 (c)	800	800
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater: - continued
Series 2004-C:
Class B5, 3.19% 9/10/36 (c)	$ 900	$ 900
Class B6, 3.59% 9/10/36 (c)	100	100
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	857	895
Series 2004-RA2 Class 2A, 7% 7/25/33	1,567	1,622
Wells Fargo Mortgage Backed Securities Trust Series 2004-T Class A1, 3.457% 9/25/34 (c)	5,321	5,310
TOTAL PRIVATE SPONSOR		97,993
U.S. Government Agency - 1.2%
Fannie Mae:
planned amortization class Series 1994-81 Class PJ, 8% 7/25/23	1,897	1,909
sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38	5,917	6,373
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2001-53 Class OH, 6.5% 6/25/30	128	129
Freddie Mac planned amortization class Series 2355 Class CD, 6.5% 6/15/30	193	194
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class Series 1669 Class H, 6.5% 7/15/23	10,000	10,305
sequential pay Series 2750 Class ZT, 5% 2/15/34	3,011	2,677
Series 2749 Class MZ, 5% 2/15/24	212	212
Series 2764 Class ZB, 5% 3/15/33	143	143
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8703% 10/16/23 (c)	745	800
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2003-59 Class D, 3.654% 10/16/27	6,220	5,927
TOTAL U.S. GOVERNMENT AGENCY		28,669
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $125,944)		126,662
Commercial Mortgage Securities - 4.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 2.2% 4/25/34 (a)(c)	$ 3,280	$ 3,270
Class B, 3.74% 4/25/34 (a)(c)	386	385
Class M1, 2.4% 4/25/34 (a)(c)	289	289
Class M2, 3.04% 4/25/34 (a)(c)	289	289
Series 2004-2 Class A, 2.27% 8/25/34 (a)(c)	2,914	2,917
Bear Stearns Commercial Mortgage Securities, Inc.:
floater:
Series 2003-BA1A Class A1, 2.0375% 4/14/15 (a)(c)	6,662	6,662
Series 2004-ESA Class A2, 2.0975% 5/14/16 (a)(c)	2,700	2,701
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (a)	1,385	1,421
Series 2004-ESA:
Class B, 4.888% 5/14/16 (a)	2,525	2,585
Class C, 4.937% 5/14/16 (a)	25	26
Class D, 4.986% 5/14/16 (a)	575	589
Class E, 5.064% 5/14/16 (a)	1,785	1,825
Class F, 5.182% 5/14/16 (a)	430	440
Chase Commercial Mortgage Securities Corp. Series 2001-245 Class A2, 6.4842% 2/12/16 (a)(c)	1,950	2,147
COMM floater Series 2002-FL7 Class A2, 1.95% 11/15/14 (a)(c)	2,459	2,459
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class B, 2.2581% 9/15/14 (b)(c)	790	790
Class D, 2.4981% 9/15/14 (b)(c)	245	245
Class E, 2.5581% 9/15/14 (b)(c)	330	330
Class F, 2.6581% 9/15/14 (b)(c)	260	260
Class G, 2.8381% 9/15/14 (b)(c)	595	595
Class H, 2.9381% 9/15/14 (b)(c)	630	630
Class J, 3.4581% 9/15/14 (b)(c)	215	215
Class K, 3.8581% 9/15/14 (b)(c)	340	340
Class L, 4.0581% 9/15/14 (b)(c)	275	275
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (a)	3,720	3,876
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	982	1,000
Series 2000-C1 Class A2, 7.545% 4/15/62	3,100	3,574
Series 1997-C2 Class D, 7.27% 1/17/35	1,065	1,190
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	$ 1,530	$ 1,698
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	8,000	9,272
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (a)	1,500	1,596
Class C1, 7.52% 5/15/06 (a)	1,000	1,065
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay:
Series 2002-83 Class B, 4.6951% 12/16/24	2,430	2,479
Series 2003-22 Class B, 3.963% 5/16/32	4,210	4,148
Series 2003-36 Class C, 4.254% 2/16/31	3,380	3,359
Series 2003-47 Class C, 4.227% 10/16/27	6,085	6,048
Series 2003-47 Class XA, 0.2398% 6/16/43 (c)(e)	18,994	1,006
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (a)	2,475	2,741
Series 2003-C1 Class A2A, 3.59% 1/10/40	3,130	3,135
Series 1998-GLII Class E, 7.1905% 4/13/31 (c)	490	520
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (a)	6,400	5,902
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	3,010	3,261
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (a)	7,000	7,538
Trizechahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (a)	3,260	3,507
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $96,127)		98,600
Foreign Government and Government Agency Obligations - 1.7%

Chilean Republic 7.125% 1/11/12	7,440	8,537
Hong Kong Gov Spl Admin Reg 5.125% 8/1/14 (a)	8,580	8,830
New Brunswick Province yankee 7.625% 2/15/13	500	613
State of Israel 4.625% 6/15/13	975	938
Foreign Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
United Mexican States:
4.625% 10/8/08	$ 13,845	$ 13,983
7.5% 1/14/12	6,400	7,190
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $38,031)		40,091
Supranational Obligations - 0.2%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $3,037)	3,070	3,453
Fixed-Income Funds - 12.6%
	Shares
Fidelity Ultra-Short Central Fund (d) (Cost $306,000)	3,068,203	305,348
Cash Equivalents - 12.0%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.89%, dated 9/30/04 due 10/1/04) (f)	$ 287,059	287,044
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.77%, dated 9/30/04 due 10/1/04) (f)	4,123	4,123
TOTAL CASH EQUIVALENTS (Cost $291,167)		291,167
TOTAL INVESTMENT PORTFOLIO - 117.9% (Cost $2,789,571)		2,852,713
NET OTHER ASSETS - (17.9)%		(432,127)
NET ASSETS - 100%		$ 2,420,586
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swap
Receive quarterly notional amount multilpied by .43% and pay Bank of America upon default event of Apache Corp., par value of the notional amount of Apache Corp. 6.25% 4/15/12	Sept. 2014	$ 2,800	$ (4)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Devon Energy Corp., par value of the notional amount of Devon Energy Corp. 7.95% 4/15/32	June 2006	1,700	7
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	2,100	3
Receive quarterly notional amount multiplied by .53% and pay Deutsche Bank upon default event of SBC Communications, Inc., par value of the notional amount of SBC Communications, Inc. 6.25% 3/15/11	March 2009	2,700	13
Receive quarterly notional amount multiplied by .53% and pay Lehman Brothers, Inc., upon default event of SBC Communications, Inc., par value of the notional amount of SBC Communications, Inc. 6.25% 3/15/11	March 2009	1,900	8
Receive quarterly notional amount multiplied by .62% and pay Lehman Brothers, Inc. upon default event of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2009	4,000	7
Receive quarterly notional amount multiplied by .75% and pay Citibank upon default event of News America, Inc., par value of the notional amount of News America, Inc. 4.75% 3/15/10	April 2010	3,000	9
TOTAL CREDIT DEFAULT SWAP		18,200	43
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.4198% and pay quarterly a floating rate based on 3-month LIBOR with Merrill Lynch, Inc.	Dec. 2005	$ 25,000	$ (25)
Receive quarterly a fixed rate equal to 2.5664% and pay quarterly a floating rate based on 3-month LIBOR with Merrill Lynch, Inc.	March 2006	5,200	(7)
Receive quarterly a fixed rate equal to 2.8043% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	Sept. 2006	20,000	5
Receive quarterly a fixed rate equal to 2.9119% and pay quarterly a floating rate based on 3 Month LIBOR with Bank of America	Oct. 2006	40,000	(12)
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2014	9,660	357
TOTAL INTEREST RATE SWAP		99,860	318
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	$ 5,200	$ 17
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Lehman Brothers, Inc.	April 2005	5,200	0
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	3,800	6
Receive monthly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 32 basis points with Bank of America	Nov. 2004	4,800	20
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 72 basis points with Bank of America	Jan. 2005	5,200	202
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America	Dec. 2004	5,200	22
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	Nov. 2004	10,400	358
TOTAL RETURN SWAP		39,800	625
		$ 157,860	$ 986
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $190,963,000 or 7.9% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(f) Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement/ Counterparty	Value (000s)
$287,044,000 due 10/1/04 at 1.89%
Banc of America Securities LLC.	$ 47,688
Bank of America, National Association	25,433
Barclays Capital Inc.	6,358
Bear Stearns & Co. Inc.	31,156
Countrywide Securities Corporation	5,723
Goldman, Sachs & Co.	31,792
Repurchase Agreement/ Counterparty	Value (000s)
Greenwich Capital Markets, Inc.	$ 5,087
J.P. Morgan Securities, Inc.	19,075
Morgan Stanley & Co. Incorporated.	63,584
UBS Securities LLC	28,894
Wachovia Capital Markets, LLC	22,254
$ 287,044
$4,123,000 due 10/1/04 at 1.77%
Barclays Capital Inc.	$ 353
Bear Stearns & Co. Inc.	1,024
BNP Paribas Securities Corp.	1,165
Merrill Lynch Government Securities, Inc.	530
State Street Bank and Trust Company	1,051
$ 4,123
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.6%
Cayman Islands	1.7%
Netherlands	1.5%
United Kingdom	1.4%
Mexico	1.2%
Korea (South)	1.1%
Others (individually less than 1%)	4.5%
100.0%
Income Tax Information
The fund hereby designates approximately $26,790,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 11.35% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited). The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	September 30, 2004

Assets
Investment in securities, at value (including repurchase agreements of $291,167) (cost $2,789,571) - See accompanying schedule		$ 2,852,713
Cash		1
Receivable for investments sold		12,398
Receivable for fund shares sold		2,233
Interest receivable		18,502
Swap agreements, at value		986
Receivable from investment adviser for expense reductions		218
Total assets		2,887,051

Liabilities
Payable for investments purchased Regular delivery	$ 9,722
Delayed delivery	451,924
Payable for fund shares redeemed	2,998
Distributions payable	522
Accrued management fee	1,203
Other affiliated payables	2
Other payables and accrued expenses	94
Total liabilities		466,465

Net Assets		$ 2,420,586
Net Assets consist of:
Paid in capital		$ 2,323,086
Undistributed net investment income		2,054
Accumulated undistributed net realized gain (loss) on investments		31,318
Net unrealized appreciation (depreciation) on investments		64,128
Net Assets, for 223,831 shares outstanding		$ 2,420,586
Net Asset Value, offering price and redemption price per share ($2,420,586 ÷ 223,831 shares)		$ 10.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2004

Investment Income
Interest		$ 100,976
Security lending		39
Total income		101,015

Expenses
Management fee	$ 14,735
Non-interested trustees' compensation	15
Miscellaneous	2
Total expenses before reductions	14,752
Expense reductions	(2,457)	12,295
Net investment income		88,720
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	37,340
Swap agreements	1,624
Total net realized gain (loss)		38,964
Change in net unrealized appreciation (depreciation) on: Investment securities	(33,266)
Swap agreements	807
Delayed delivery commitments	2
Total change in net unrealized appreciation (depreciation)		(32,457)
Net gain (loss)		6,507
Net increase (decrease) in net assets resulting from operations		$ 95,227

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2004	Year ended September 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 88,720	$ 101,171
Net realized gain (loss)	38,964	50,945
Change in net unrealized appreciation (depreciation)	(32,457)	29,303
Net increase (decrease) in net assets resulting from operations	95,227	181,419
Distributions to shareholders from net investment income	(88,196)	(101,979)
Distributions to shareholders from net realized gain	(38,580)	(48,541)
Total distributions	(126,776)	(150,520)
Share transactions Proceeds from sales of shares	667,255	1,117,122
Reinvestment of distributions	117,541	139,864
Cost of shares redeemed	(1,033,133)	(1,331,197)
Net increase (decrease) in net assets resulting from share transactions	(248,337)	(74,211)
Total increase (decrease) in net assets	(279,886)	(43,312)

Net Assets
Beginning of period	2,700,472	2,743,784
End of period (including undistributed net investment income of $2,054 and undistributed net investment income of $945, respectively)	$ 2,420,586	$ 2,700,472
Other Information Shares
Sold	62,110	103,241
Issued in reinvestment of distributions	10,944	12,989
Redeemed	(96,318)	(123,492)
Net increase (decrease)	(23,264)	(7,262)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.93	$ 10.79	$ 10.62	$ 10.00	$ 10.01
Income from Investment Operations
Net investment incomeB	.387	.402	.521D	.618	.640
Net realized and unrealized gain (loss)	.042	.344	.218D	.634	(.005)
Total from investment operations	.429	.746	.739	1.252	.635
Distributions from net investment income	(.384)	(.406)	(.508)	(.632)	(.645)
Distributions from net realized gain	(.165)	(.200)	(.061)	-	-
Total distributions	(.549)	(.606)	(.569)	(.632)	(.645)
Net asset value, end of period	$ 10.81	$ 10.93	$ 10.79	$ 10.62	$ 10.00
Total ReturnA	4.08%	7.13%	7.23%	12.89%	6.63%
Ratios to Average Net AssetsC
Expenses before expense reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.50%
Net investment income	3.61%	3.72%	4.95%D	6.02%	6.50%
Supplemental Data
Net assets, end of period (in millions)	$ 2,421	$ 2,700	$ 2,744	$ 2,441	$ 1,835
Portfolio turnover rate	188%	274%	271%	223%	122%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan Investment Grade Bond Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 70,887
Unrealized depreciation	(5,766)
Net unrealized appreciation (depreciation)	65,121
Undistributed ordinary income	19,135
Undistributed long-term capital gain	17,097

Cost for federal income tax purposes	$ 2,787,592

The tax character of distributions paid was as follows:

	September 30, 2004	September 30, 2003
Ordinary Income	$ 102,225	$ 138,385
Long-term Capital Gains	24,551	12,135
Total	$ 126,776	$ 150,520

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Swap Agreements - continued

will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the

Annual Report

2. Operating Policies - continued

Financing Transactions - continued

securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $457,910 and $488,610, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee that is based on an annual rate of .60% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,321 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which is included in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the fund to the extent annual operating expenses exceeded ..50% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $2,453.

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $4.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Charles Street Trust and Shareholders of Spartan Investment Grade Bond Fund:

We have audited the accompanying statement of assets and liabilities of Spartan Investment Grade Bond Fund (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan Investment Grade Bond Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 299 funds advised by FMR or an affiliate. Mr. McCoy oversees 301 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Investment Grade Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Charles Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Spartan Investment Grade Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Spartan Investment Grade Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Kevin E. Grant (44)
Year of Election or Appointment: 1997 Vice President of Spartan Investment Grade Bond. Mr. Grant serves as Vice President of other funds advised by FMR.
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Spartan Investment Grade Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Spartan Investment Grade Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Spartan Investment Grade Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Investment Grade Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan Investment Grade Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Investment Grade Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan Investment Grade Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1992 Assistant Treasurer of Spartan Investment Grade Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Investment Grade Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Spartan Investment Grade Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Spartan Investment Grade Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan Investment Grade Bond. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Spartan Investment Grade Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	7,568,144,945.96	76.551
Against	1,665,604,684.78	16.847
Abstain	460,998,830.31	4.663
Broker Non-Votes	191,690,954.58	1.939
TOTAL	9,886,439,415.63	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,359,102,098.49	94.666
Withheld	527,337,317.14	5.334
TOTAL	9,886,439,415.63	100.000
Ralph F. Cox
Affirmative	9,333,369,952.29	94.406
Withheld	553,069,463.34	5.594
TOTAL	9,886,439,415.63	100.000
Laura B. Cronin
Affirmative	9,355,534,364.24	94.630
Withheld	530,905,051.39	5.370
TOTAL	9,886,439,415.63	100.000
Robert M. Gates
Affirmative	9,352,106,353.30	94.595
Withheld	534,333,062.33	5.405
TOTAL	9,886,439,415.63	100.000
George H. Heilmeier
Affirmative	9,360,572,048.31	94.681
Withheld	525,867,367.32	5.319
TOTAL	9,886,439,415.63	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	9,327,059,416.89	94.342
Withheld	559,379,998.74	5.658
TOTAL	9,886,439,415.63	100.000
Edward C. Johnson 3d
Affirmative	9,323,731,909.04	94.308
Withheld	562,707,506.59	5.692
TOTAL	9,886,439,415.63	100.000
Donald J. Kirk
Affirmative	9,343,833,406.30	94.512
Withheld	542,606,009.33	5.488
TOTAL	9,886,439,415.63	100.000
Marie L. Knowles
Affirmative	9,362,664,343.97	94.702
Withheld	523,775,071.66	5.298
TOTAL	9,886,439,415.63	100.000
Ned C. Lautenbach
Affirmative	9,368,801,700.35	94.764
Withheld	517,637,715.28	5.236
TOTAL	9,886,439,415.63	100.000
Marvin L. Mann
Affirmative	9,342,116,785.91	94.494
Withheld	544,322,629.72	5.506
TOTAL	9,886,439,415.63	100.000
William O. McCoy
Affirmative	9,348,114,851.10	94.555
Withheld	538,324,564.53	5.445
TOTAL	9,886,439,415.63	100.000
Robert L. Reynolds
Affirmative	9,368,829,274.86	94.764
Withheld	517,610,140.77	5.236
TOTAL	9,886,439,415.63	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	9,355,225,708.91	94.627
Withheld	531,213,706.72	5.373
TOTAL	9,886,439,415.63	100.000
Dennis J. Dirks**
Affirmative	9,363,252,671.04	94.708
Withheld	523,186,744.59	5.292
TOTAL	9,886,439,415.63	100.000
Cornelia M. Small**
Affirmative	9,357,897,300.73	94.654
Withheld	528,542,114.90	5.346
TOTAL	9,886,439,415.63	100.000
* Denotes trust-wide proposals and voting results. ** Effective 1/1/05

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research
Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
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SIG-UANN-1104
1.792132.101

Fidelity®

Asset Manager: Growth®

Annual Report

September 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending December 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Asset Manager: Growth ®	6.99%	0.69%	7.75%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Asset Manager: Growth® on September 30, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Asset Manager: Growth®

U.S. equity markets were an up-and-down proposition during the 12 months ending September 30, 2004. The Standard & Poor's 500SM Index registered five consecutive months of gains from October 2003 through February 2004. An improving economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended lower from there, as surging oil prices, Federal Reserve Board interest rate hikes and concerns about job growth pressured stocks. Still, many equity benchmarks posted solid gains for the year overall. The S&P 500® returned 13.87%, the Dow Jones Industrial AverageSM rose 10.96% and the NASDAQ Composite® Index advanced 6.71%. Meanwhile, investment-grade bond performance exceeded expectations, with the Lehman Brothers® Aggregate Bond Index climbing 3.68%. Bonds reeled off five consecutive monthly gains from November 2003 through March 2004 before tumbling in the spring when an increase in employment levels led to unease about the direction of interest rates. However, bonds rose in each of the final four months of the period, despite three rate hikes. Most spread sectors - including corporate and mortgage securities - handily outpaced Treasuries, the most interest-rate-sensitive bond category.

The fund gained 6.99% for the year, while the Fidelity Asset Manager: Growth Composite Index and the LipperSM Flexible Portfolio Funds Average rose 10.68% and 10.08%, respectively. Relative to the index, weak stock selection overall more than offset favorable asset allocation and solid results within the fixed-income subportfolio. In an environment that favored riskier assets, it paid to overweight stocks and high-yield bonds, both of which outperformed investment-grade debt. However, overweighting cash during the first half of the period curbed performance in the face of a strong bond market. The fund's equity investments trailed the S&P 500 by more than five percentage points, largely due to some poor picks in health care, namely drug wholesaler Cardinal Health and big drug makers such as Merck. Also, in media, radio broadcaster Clear Channel Communications hurt a lot. Conversely, underweighting weak technology stocks helped, as did overweighting retailers Home Depot and pharmacy chain CVS, and energy holdings such as driller Transocean. In fixed income, we benefited mainly from focusing on corporate bonds that staged nice rallies, and our high-yield and investment-grade holdings easily beat the Lehman Brothers Aggregate Bond Index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Expenses Paid During Period* April 1, 2004 to September 30, 2004
Actual	$ 1,000.00	$ 972.40	$ 4.14
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.75	$ 4.25

* Expenses are equal to the Fund's annualized expense ratio of .84%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of September 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	4.0	4.0
Microsoft Corp.	3.7	3.1
Home Depot, Inc.	3.4	2.9
Pfizer, Inc.	2.9	2.7
SBC Communications, Inc.	2.9	2.2
Fannie Mae	2.7	2.8
Cardinal Health, Inc.	2.5	4.6
Clear Channel Communications, Inc.	2.4	3.4
Wyeth	2.4	1.9
General Electric Co.	2.3	2.2
	29.2
Market Sectors as of September 30, 2004
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.7	18.4
Health Care	11.5	14.1
Information Technology	10.1	8.5
Consumer Discretionary	8.1	9.0
Consumer Staples	5.4	6.8
Telecommunication Services	5.3	5.2
Industrials	5.2	4.5
Energy	3.4	4.0
Materials	1.1	0.9
Utilities	0.8	0.8
Asset Allocation (% of fund's net assets)
As of September 30, 2004*		As of March 31, 2004**
	Stock class and Equity Futures 73.9%		Stock class and Equity Futures 76.1%
	Bond class 16.4%		Bond class 17.4%
	Short-term class 9.7%		Short-term class 6.5%
* Foreign investments	10.2%	** Foreign investments	10.8%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments September 30, 2004

Showing Percentage of Net Assets

Common Stocks - 69.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.0%
Aisin Seiki Co. Ltd.	50,400	$ 1,246
Automobiles - 0.2%
Fiat Spa (a)(f)	317,400	2,293
Honda Motor Co. Ltd.	48,500	2,363
Toyota Motor Corp.	96,500	3,685
		8,341
Hotels, Restaurants & Leisure - 0.4%
Enterprise Inns PLC	115,700	1,195
McDonald's Corp.	315,100	8,832
Rank Group PLC	443,100	2,244
		12,271
Household Durables - 0.2%
LG Electronics, Inc.	39,780	2,287
Techtronic Industries Co. Ltd.	2,241,000	4,412
		6,699
Media - 3.3%
Clear Channel Communications, Inc.	2,810,149	87,592
McGraw-Hill Companies, Inc.	17,000	1,355
News Corp. Ltd. sponsored ADR	417,500	13,080
NRJ Group	137,500	2,736
SKY Perfect Communications, Inc.	92	108
Taylor Nelson Sofres PLC	658,600	2,649
Time Warner, Inc. (a)	472,182	7,621
Tv Asahi Corp.	2,395	4,680
		119,821
Multiline Retail - 0.0%
Barneys, Inc. warrants 4/1/08 (a)	710	43
Specialty Retail - 3.7%
Fast Retailing Co. Ltd.	26,200	1,784
Home Depot, Inc.	3,139,800	123,080
Office Depot, Inc. (a)	60,100	903
Ross Stores, Inc.	14,379	337
Staples, Inc.	124,400	3,710
TJX Companies, Inc.	142,400	3,138
		132,952
Textiles Apparel & Luxury Goods - 0.3%
Adidas-Salomon AG	19,900	2,780
Arena Brands Holding Corp. Class B (m)	5,556	58
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
Louis Vuitton Moet Hennessy (LVMH)	35,800	$ 2,393
The Swatch Group AG (Reg.)	132,045	3,643
		8,874
TOTAL CONSUMER DISCRETIONARY		290,247
CONSUMER STAPLES - 5.4%
Beverages - 0.7%
PepsiCo, Inc.	237,205	11,540
Pernod-Ricard	40,000	5,318
The Coca-Cola Co.	226,550	9,073
		25,931
Food & Staples Retailing - 2.9%
CVS Corp.	1,278,400	53,859
Safeway, Inc. (a)	984,600	19,013
Wal-Mart Stores, Inc.	575,600	30,622
		103,494
Food Products - 0.1%
Barry Callebaut AG	7,141	1,348
People's Food Holdings Ltd.	2,133,000	1,469
		2,817
Household Products - 0.2%
Kimberly-Clark Corp.	36,500	2,358
Procter & Gamble Co.	80,500	4,357
		6,715
Personal Products - 0.7%
Alberto-Culver Co.	542,855	23,603
Estee Lauder Companies, Inc. Class A	39,800	1,664
		25,267
Tobacco - 0.8%
Altria Group, Inc.	657,980	30,951
TOTAL CONSUMER STAPLES		195,175
ENERGY - 3.4%
Energy Equipment & Services - 1.9%
Diamond Offshore Drilling, Inc. (f)	553,800	18,270
ENSCO International, Inc.	392,500	12,823
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
GlobalSantaFe Corp.	560,773	$ 17,188
Nabors Industries Ltd. (a)	56,600	2,680
Transocean, Inc. (a)	525,600	18,806
		69,767
Oil & Gas - 1.5%
BP PLC	293,000	2,809
Canadian Natural Resources Ltd.	194,800	7,797
ChevronTexaco Corp.	423,800	22,733
EnCana Corp.	163,500	7,561
ENI Spa	145,500	3,268
Exxon Mobil Corp.	72,680	3,513
Total SA Series B	25,900	5,292
		52,973
TOTAL ENERGY		122,740
FINANCIALS - 18.7%
Capital Markets - 2.8%
Bear Stearns Companies, Inc.	25,600	2,462
Collins Stewart Tullett PLC	316,700	2,296
Greenhill & Co., Inc.	100	2
JAFCO Co. Ltd.	41,000	2,161
Julius Baer Holding AG (Bearer)	14,364	3,951
Lehman Brothers Holdings, Inc.	80,300	6,402
Man Group PLC	90,500	1,950
Merrill Lynch & Co., Inc.	434,300	21,593
Morgan Stanley	1,091,300	53,801
UBS AG (Reg.)	96,691	6,800
		101,418
Commercial Banks - 3.0%
Banca Intesa Spa	652,000	2,479
Bank of America Corp.	1,497,850	64,902
HSBC Holdings PLC (United Kingdom) (Reg.)	235,200	3,754
Societe Generale Series A	42,500	3,766
SouthTrust Corp.	203,857	8,493
Sumitomo Mitsui Financial Group, Inc.	518	2,966
Synovus Financial Corp.	248,800	6,506
UFJ Holdings, Inc. (a)	892	3,916
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Wachovia Corp.	211,900	$ 9,949
Wells Fargo & Co.	43,900	2,618
		109,349
Consumer Finance - 0.4%
MBNA Corp.	472,800	11,915
SFCG Co. Ltd.	5,620	1,106
		13,021
Diversified Financial Services - 2.8%
Citigroup, Inc.	1,521,333	67,121
ING Groep NV (Certificaten Van Aandelen)	111,300	2,814
J.P. Morgan Chase & Co.	771,078	30,635
		100,570
Insurance - 6.2%
AFLAC, Inc.	52,200	2,047
AMBAC Financial Group, Inc.	165,100	13,200
American International Group, Inc.	2,100,900	142,836
Hartford Financial Services Group, Inc.	447,000	27,683
MBIA, Inc.	157,400	9,162
MetLife, Inc.	497,000	19,209
PartnerRe Ltd.	60,000	3,281
St. Paul Travelers Companies, Inc.	141,273	4,670
		222,088
Thrifts & Mortgage Finance - 3.5%
Fannie Mae	1,503,886	95,346
Greenpoint Financial Corp.	80,600	3,729
MGIC Investment Corp.	221,500	14,741
New York Community Bancorp, Inc.	471,833	9,691
Sovereign Bancorp, Inc.	32,100	700
		124,207
TOTAL FINANCIALS		670,653
HEALTH CARE - 11.5%
Biotechnology - 0.4%
Actelion Ltd. (Reg.) (a)	69,574	7,153
CSL Ltd.	232,213	4,800
QIAGEN NV (a)	179,700	2,058
		14,011
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.4%
Baxter International, Inc.	248,000	$ 7,976
Medtronic, Inc.	69,600	3,612
Thermo Electron Corp. (a)	76,000	2,054
		13,642
Health Care Providers & Services - 2.6%
Cardinal Health, Inc.	2,040,820	89,327
Henry Schein, Inc. (a)	46,100	2,872
Service Corp. International (SCI) (a)	169,105	1,050
		93,249
Pharmaceuticals - 8.1%
Barr Pharmaceuticals, Inc. (a)	37,500	1,554
Johnson & Johnson	793,800	44,715
Merck & Co., Inc.	619,080	20,430
Novartis AG (Reg.)	134,823	6,292
Novo Nordisk AS Series B	58,800	3,223
Pfizer, Inc.	3,445,400	105,429
Recordati Spa	66,314	1,317
Roche Holding AG (participation certificate)	79,670	8,255
Schering-Plough Corp.	690,380	13,159
Shire Pharmaceuticals Group PLC	240,900	2,301
Wyeth	2,273,600	85,033
		291,708
TOTAL HEALTH CARE		412,610
INDUSTRIALS - 5.2%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	135,300	7,547
Northrop Grumman Corp.	80,400	4,288
United Technologies Corp.	111,300	10,393
		22,228
Air Freight & Logistics - 0.0%
Ryder System, Inc.	28,700	1,350
Building Products - 0.0%
BPB PLC	200,900	1,558
Commercial Services & Supplies - 0.4%
Adecco SA	30,026	1,495
Aramark Corp. Class B	108,500	2,619
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Capita Group PLC	264,000	$ 1,574
ChoicePoint, Inc. (a)	162,578	6,934
		12,622
Electrical Equipment - 0.1%
ABB Ltd. (Switzerland) (Reg.) (a)	422,600	2,586
Furukawa Electric Co. Ltd. (a)	365,000	1,433
		4,019
Industrial Conglomerates - 3.4%
General Electric Co.	2,489,740	83,605
Siemens AG (Reg.)	10,400	766
Tyco International Ltd.	1,231,600	37,761
		122,132
Machinery - 0.5%
FKI PLC	498,900	1,085
Ingersoll-Rand Co. Ltd. Class A	229,900	15,626
		16,711
Road & Rail - 0.2%
CSX Corp.	78,000	2,590
Norfolk Southern Corp.	43,700	1,300
Union Pacific Corp.	41,400	2,426
		6,316
TOTAL INDUSTRIALS		186,936
INFORMATION TECHNOLOGY - 10.1%
Communications Equipment - 1.8%
Alcatel SA (RFD) (a)	153,300	1,798
Cisco Systems, Inc. (a)	2,101,400	38,035
Comverse Technology, Inc. (a)	360,700	6,792
Motorola, Inc.	969,000	17,481
		64,106
Computers & Peripherals - 1.5%
Dell, Inc. (a)	936,400	33,336
Diebold, Inc.	57,600	2,690
Hewlett-Packard Co.	814,400	15,270
Sun Microsystems, Inc. (a)	450,600	1,820
		53,116
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.7%
Flextronics International Ltd. (a)	382,200	$ 5,064
Hon Hai Precision Industries Co. Ltd.	547,000	1,884
Hoya Corp.	18,600	1,953
Jabil Circuit, Inc. (a)	185,100	4,257
Sanmina-SCI Corp. (a)	404,700	2,853
Solectron Corp. (a)	1,388,600	6,874
Yageo Corp. (a)	3,122,000	1,172
		24,057
Internet Software & Services - 0.0%
Softbank Corp.	42,000	1,951
IT Services - 0.7%
Affiliated Computer Services, Inc. Class A (a)	178,800	9,954
First Data Corp.	335,400	14,590
		24,544
Semiconductors & Semiconductor Equipment - 1.3%
Analog Devices, Inc.	62,100	2,408
ASM International NV (Netherlands) (a)(f)	132,400	1,772
ASML Holding NV (a)	182,500	2,349
ASML Holding NV (NY Shares) (a)	345,500	4,447
Intel Corp.	1,084,440	21,754
KLA-Tencor Corp. (a)	24,000	996
Lam Research Corp. (a)	120,175	2,629
Linear Technology Corp.	34,800	1,261
Novellus Systems, Inc. (a)	26,200	697
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	480,204	3,429
Tokyo Electron Ltd.	54,700	2,670
United Microelectronics Corp. sponsored ADR (a)(f)	901,885	3,048
Xilinx, Inc.	23,700	640
		48,100
Software - 4.1%
BEA Systems, Inc. (a)	676,800	4,677
Dassault Systemes SA	61,900	2,896
Microsoft Corp.	4,748,308	131,291
Nintendo Co. Ltd.	16,700	2,046
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Temenos Group AG (a)	54,297	$ 414
VERITAS Software Corp. (a)	342,100	6,089
		147,413
TOTAL INFORMATION TECHNOLOGY		363,287
MATERIALS - 1.0%
Chemicals - 0.3%
Dow Chemical Co.	193,500	8,742
Construction Materials - 0.1%
HeidelbergCement AG	56,082	2,612
Metals & Mining - 0.3%
Alcan, Inc.	165,300	7,926
BHP Billiton PLC	197,300	2,079
Rio Tinto PLC (Reg.)	74,300	2,018
		12,023
Paper & Forest Products - 0.3%
Aracruz Celulose SA sponsored ADR	190,200	6,299
Bowater, Inc.	46,300	1,768
International Paper Co.	34,900	1,410
Votorantim Celulose e Papel SA sponsored ADR	73,700	2,546
		12,023
TOTAL MATERIALS		35,400
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 4.7%
BellSouth Corp.	706,700	19,166
Deutsche Telekom AG (Reg.) (a)	284,700	5,313
Qwest Communications International, Inc. (a)	3,919,000	13,050
SBC Communications, Inc.	3,942,700	102,313
Telefonica SA	169,300	2,539
Verizon Communications, Inc.	643,700	25,349
		167,730
Wireless Telecommunication Services - 0.6%
KDDI Corp.	508	2,470
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	414,300	$ 9,877
Vodafone Group PLC	3,780,800	9,116
		21,463
TOTAL TELECOMMUNICATION SERVICES		189,193
UTILITIES - 0.8%
Electric Utilities - 0.7%
Entergy Corp.	88,200	5,346
FirstEnergy Corp.	278,000	11,420
PG&E Corp. (a)	276,900	8,418
		25,184
Gas Utilities - 0.0%
NiSource, Inc.	62,300	1,309
Multi-Utilities & Unregulated Power - 0.1%
Public Service Enterprise Group, Inc.	32,300	1,376
TOTAL UTILITIES		27,869
TOTAL COMMON STOCKS (Cost $2,580,876)		2,494,110
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
International Paper Capital Trust 2.625%	56,000	2,807
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Granite Broadcasting Corp. 12.75% pay-in-kind (a)	1,120	510
TOTAL PREFERRED STOCKS (Cost $3,582)		3,317
Corporate Bonds - 10.9%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (g)	$ 1,930	$ 2,364
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
Tyco International Group SA yankee 3.125% 1/15/23	7,880	11,780
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
CIENA Corp. 3.75% 2/1/08	1,130	956
TOTAL CONVERTIBLE BONDS		15,100
Nonconvertible Bonds - 10.5%
CONSUMER DISCRETIONARY - 2.2%
Auto Components - 0.1%
DaimlerChrysler NA Holding Corp.:
4.75% 1/15/08	945	973
7.2% 9/1/09	250	281
7.75% 1/18/11	135	157
Delco Remy International, Inc. 9.375% 4/15/12	595	586
Stoneridge, Inc. 11.5% 5/1/12	690	783
Tenneco Automotive, Inc.:
10.25% 7/15/13	505	576
11.625% 10/15/09	825	870
Visteon Corp.:
7% 3/10/14	590	561
8.25% 8/1/10	660	696
		5,483
Automobiles - 0.0%
Ford Motor Co. 7.45% 7/16/31	825	809
General Motors Corp. 8.25% 7/15/23	965	1,015
		1,824
Hotels, Restaurants & Leisure - 0.6%
Chumash Casino & Resort Enterprise 9% 7/15/10 (g)(n)	940	1,043
Friendly Ice Cream Corp. 8.375% 6/15/12	1,105	1,055
Host Marriott LP 7.125% 11/1/13	1,745	1,828
Mandalay Resort Group:
9.375% 2/15/10	170	194
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Mandalay Resort Group: - continued
10.25% 8/1/07	$ 670	$ 759
MGM MIRAGE:
6% 10/1/09 (g)	1,360	1,374
6.75% 9/1/12 (g)	1,000	1,034
6.875% 2/6/08	190	207
Mohegan Tribal Gaming Authority 6.375% 7/15/09	1,095	1,136
MTR Gaming Group, Inc. 9.75% 4/1/10	720	785
NCL Corp. Ltd. 10.625% 7/15/14 (g)	1,215	1,273
Park Place Entertainment Corp. 7.875% 3/15/10	2,420	2,723
Royal Caribbean Cruises Ltd. 6.875% 12/1/13	1,970	2,088
Seneca Gaming Corp. 7.25% 5/1/12 (g)	790	814
Speedway Motorsports, Inc.:
6.75% 6/1/13	600	626
6.75% 6/1/13 (g)	160	167
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	360	395
Town Sports International Holdings, Inc. 0% 2/1/14 (e)	700	354
Town Sports International, Inc. 9.625% 4/15/11	1,210	1,231
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	970	1,113
Wheeling Island Gaming, Inc. 10.125% 12/15/09	1,350	1,428
		21,627
Household Durables - 0.4%
Beazer Homes USA, Inc.:
6.5% 11/15/13	975	995
8.375% 4/15/12	405	448
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	1,530	1,714
KB Home 7.75% 2/1/10	1,775	1,926
Meritage Homes Corp. 7% 5/1/14	830	855
Standard Pacific Corp.:
5.125% 4/1/09	740	736
6.875% 5/15/11	1,035	1,087
Technical Olympic USA, Inc.:
7.5% 3/15/11	750	769
10.375% 7/1/12	205	231
WCI Communities, Inc. 7.875% 10/1/13	1,060	1,121
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
William Lyon Homes, Inc.:
7.5% 2/15/14	$ 890	$ 908
10.75% 4/1/13	1,640	1,886
		12,676
Media - 0.7%
AMC Entertainment, Inc.:
8% 3/1/14 (g)	860	808
9.5% 2/1/11	882	902
AOL Time Warner, Inc. 7.625% 4/15/31	535	616
Cablevision Systems Corp.:
5.66% 4/1/09 (g)(j)	2,650	2,756
8% 4/15/12 (g)	1,340	1,394
Cinemark, Inc. 0% 3/15/14 (e)	1,205	828
Continental Cablevision, Inc. 9% 9/1/08	900	1,055
Corus Entertainment, Inc. 8.75% 3/1/12	980	1,080
Cox Communications, Inc. 7.125% 10/1/12	200	217
CSC Holdings, Inc. 7.25% 7/15/08	480	500
EchoStar DBS Corp.:
5.75% 10/1/08	1,555	1,559
6.625% 10/1/14 (g)(h)	940	932
Granite Broadcasting Corp. 9.75% 12/1/10	450	412
Gray Television, Inc. 9.25% 12/15/11	1,000	1,123
Houghton Mifflin Co. 9.875% 2/1/13	640	672
Innova S. de R.L. 9.375% 9/19/13	1,060	1,158
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	230	252
LBI Media, Inc. 10.125% 7/15/12	1,205	1,347
Liberty Media Corp. 8.25% 2/1/30	400	444
PanAmSat Corp. 9% 8/15/14 (g)	2,515	2,622
PEI Holdings, Inc. 11% 3/15/10	667	772
Sinclair Broadcast Group, Inc. 8% 3/15/12	1,525	1,582
The Reader's Digest Association, Inc. 6.5% 3/1/11	1,985	2,045
		25,076
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	710	740
Specialty Retail - 0.3%
Asbury Automotive Group, Inc. 9% 6/15/12	1,320	1,383
Blockbuster, Inc. 9% 9/1/12 (g)	325	336
NBC Acquisition Corp. 0% 3/15/13 (e)	1,730	1,211
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Nebraska Book Co., Inc. 8.625% 3/15/12	$ 1,200	$ 1,194
Sonic Automotive, Inc. 8.625% 8/15/13	1,225	1,292
United Rentals North America, Inc.:
6.5% 2/15/12	785	754
7% 2/15/14	150	134
7.75% 11/15/13	3,220	3,011
		9,315
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co. 12.25% 12/15/12	1,555	1,648
Samsonite Corp. 8.875% 6/1/11 (g)	760	794
		2,442
TOTAL CONSUMER DISCRETIONARY		79,183
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.1%
Jean Coutu Group, Inc.:
7.625% 8/1/12 (g)	300	305
8.5% 8/1/14 (g)	650	644
Rite Aid Corp.:
6% 12/15/05 (g)	1,475	1,486
6.875% 8/15/13	150	131
8.125% 5/1/10	215	225
9.25% 6/1/13	40	41
9.5% 2/15/11	710	777
Stater Brothers Holdings, Inc.:
5.38% 6/15/10 (j)	890	903
8.125% 6/15/12	590	617
		5,129
Food Products - 0.2%
ConAgra Foods, Inc. 6.75% 9/15/11	200	225
Del Monte Corp.: 8.625% 12/15/12	315	351
9.25% 5/15/11	2,115	2,337
Dole Food Co., Inc. 7.25% 6/15/10	1,185	1,206
Smithfield Foods, Inc.:
7.625% 2/15/08	410	438
7.75% 5/15/13	355	383
8% 10/15/09	165	181
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Swift & Co. 10.125% 10/1/09	$ 750	$ 829
United Agriculture Products, Inc. 8.25% 12/15/11 (g)	610	656
		6,606
Tobacco - 0.0%
Philip Morris Companies, Inc. 7.75% 1/15/27	400	423
TOTAL CONSUMER STAPLES		12,158
ENERGY - 0.8%
Energy Equipment & Services - 0.1%
Hanover Compressor Co.:
0% 3/31/07	1,990	1,672
8.625% 12/15/10	340	369
9% 6/1/14	690	757
Parker Drilling Co.:
6.54% 9/1/10 (g)(j)	980	982
9.625% 10/1/13	340	376
Pride International, Inc. 7.375% 7/15/14 (g)	95	105
SESI LLC 8.875% 5/15/11	930	1,007
		5,268
Oil & Gas - 0.7%
Amerada Hess Corp.:
6.65% 8/15/11	55	61
7.125% 3/15/33	135	145
7.375% 10/1/09	195	219
Belden & Blake Corp. 8.75% 7/15/12 (g)	320	339
Canadian Oil Sands Ltd. 4.8% 8/10/09 (g)	370	375
Chesapeake Energy Corp. 9% 8/15/12	310	355
El Paso Production Holding Co. 7.75% 6/1/13	560	554
Empresa Nacional de Petroleo 6.75% 11/15/12 (g)	325	362
Enterprise Products Operating LP:
4% 10/15/07 (g)(h)	270	271
4.625% 10/15/09 (g)(h)	540	544
5.6% 10/15/14 (g)(h)	540	544
General Maritime Corp. 10% 3/15/13	2,635	2,991
Kerr-McGee Corp. 7.875% 9/15/31	525	621
Newfield Exploration Co. 6.625% 9/1/14 (g)	1,010	1,050
Overseas Shipholding Group, Inc. 8.25% 3/15/13	2,220	2,453
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Range Resources Corp. 7.375% 7/15/13	$ 1,085	$ 1,145
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (g)	575	677
Ship Finance International Ltd. 8.5% 12/15/13	3,900	3,900
Teekay Shipping Corp. 8.875% 7/15/11	2,660	3,032
The Coastal Corp.:
6.375% 2/1/09	675	643
6.5% 6/1/08	385	373
7.75% 6/15/10	1,545	1,545
7.75% 10/15/35	155	133
9.625% 5/15/12	405	424
Williams Companies, Inc.:
7.125% 9/1/11	740	812
7.5% 1/15/31	370	372
		23,940
TOTAL ENERGY		29,208
FINANCIALS - 1.8%
Capital Markets - 0.1%
Bank of New York Co., Inc.:
3.4% 3/15/13 (j)	295	289
4.25% 9/4/12 (j)	290	293
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (g)	2,275	2,457
Goldman Sachs Group, Inc. 5.25% 10/15/13	200	201
Morgan Stanley 4.75% 4/1/14	1,400	1,355
		4,595
Commercial Banks - 0.1%
Bank of America Corp.:
7.4% 1/15/11	1,526	1,778
7.8% 2/15/10	1,424	1,673
Export-Import Bank of Korea:
4.125% 2/10/09 (g)	100	100
5.25% 2/10/14 (g)	400	405
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
Korea Development Bank:
3.875% 3/2/09	$ 700	$ 693
4.75% 7/20/09	255	261
		4,910
Consumer Finance - 0.2%
Capital One Bank:
4.875% 5/15/08	350	363
6.5% 6/13/13	325	355
Ford Motor Credit Co. 7.875% 6/15/10	500	558
General Motors Acceptance Corp. 7.75% 1/19/10	1,570	1,725
Household Finance Corp.:
5.875% 2/1/09	55	59
6.375% 10/15/11	600	661
6.375% 11/27/12	310	343
6.75% 5/15/11	100	113
Household International, Inc. 8.875% 2/15/08	700	755
MBNA Corp. 6.25% 1/17/07	315	334
		5,266
Diversified Financial Services - 0.9%
Ahold Finance USA, Inc.:
6.25% 5/1/09	1,110	1,160
8.25% 7/15/10	1,365	1,529
Cellu Tissue Holdings, Inc. 9.75% 3/15/10 (g)	640	650
Deutsche Telekom International Finance BV 8.75% 6/15/30	900	1,163
Financement Quebec 5% 10/25/12	440	456
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	1,650	1,873
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10 (g)	1,405	1,553
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (g)	300	311
Ispat Inland ULC 9.75% 4/1/14	2,010	2,211
J.P. Morgan Chase & Co. 6.75% 2/1/11	1,300	1,463
Jostens Holding Corp. 0% 12/1/13 (e)	815	558
Jostens IH Corp. 7.625% 10/1/12 (g)(h)	390	392
Leucadia National Corp. 7% 8/15/13	890	886
Midland Funding Corp. II 11.75% 7/23/05	465	496
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (g)	$ 1,050	$ 1,083
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	930	996
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	160	175
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	480	492
NiSource Finance Corp. 7.875% 11/15/10	85	100
Petronas Capital Ltd.:
7% 5/22/12 (g)	300	342
7.875% 5/22/22 (g)	600	719
Prime Property Funding II 6.25% 5/15/07 (g)	370	396
Qwest Capital Funding, Inc.:
7% 8/3/09	1,505	1,385
7.25% 2/15/11	1,235	1,099
7.75% 8/15/06	1,465	1,470
Rabobank Capital Funding Trust II 5.26% 12/31/49 (g)(j)	725	731
Sensus Metering Systems, Inc. 8.625% 12/15/13	825	837
Sprint Capital Corp. 8.375% 3/15/12	175	212
Stone Container Finance Co. 7.375% 7/15/14 (g)	460	483
Telecom Italia Capital:
4% 11/15/08 (g)	245	246
5.25% 11/15/13 (g)	170	173
TRW Automotive Acquisition Corp. 9.375% 2/15/13	170	193
U.S. West Capital Funding, Inc. 6.375% 7/15/08	2,000	1,845
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	975	1,136
Verizon Global Funding Corp. 7.25% 12/1/10	875	1,009
Western Financial Bank 9.625% 5/15/12	2,480	2,802
		32,625
Insurance - 0.2%
Crum & Forster Holdings Corp. 10.375% 6/15/13	1,630	1,720
Oil Insurance Ltd. 5.15% 8/15/33 (g)(j)	275	280
Principal Life Global Funding I 5.125% 6/28/07 (g)	800	837
Provident Companies, Inc. 7% 7/15/18	125	122
QBE Insurance Group Ltd. 5.647% 7/1/23 (g)(j)	235	231
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Insurance - continued
UnumProvident Corp.:
6.75% 12/15/28	$ 315	$ 287
7.375% 6/15/32	315	305
7.625% 3/1/11	1,130	1,206
		4,988
Real Estate - 0.3%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12 (g)	1,775	1,868
CarrAmerica Realty Corp. 5.25% 11/30/07	275	288
CenterPoint Properties Trust:
4.75% 8/1/10	250	253
5.25% 7/15/11	350	357
EOP Operating LP:
6.763% 6/15/07	700	754
7.75% 11/15/07	1,250	1,396
Gables Realty LP 5.75% 7/15/07	200	211
La Quinta Properties, Inc. 7% 8/15/12 (g)	1,010	1,068
Mack-Cali Realty LP 7.25% 3/15/09	250	280
Omega Healthcare Investors, Inc. 7% 4/1/14 (g)	980	995
Senior Housing Properties Trust:
7.875% 4/15/15	780	846
8.625% 1/15/12	1,400	1,558
Simon Property Group LP 4.875% 8/15/10 (g)	525	532
		10,406
Thrifts & Mortgage Finance - 0.0%
Countrywide Home Loans, Inc. 4% 3/22/11	200	194
Independence Community Bank Corp. 3.75% 4/1/14 (j)	200	194
Washington Mutual, Inc. 4.625% 4/1/14	400	382
		770
TOTAL FINANCIALS		63,560
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.1%
Fisher Scientific International, Inc.:
6.75% 8/15/14 (g)	330	347
8% 9/1/13	1,265	1,414
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Fisher Scientific International, Inc.: - continued
8.125% 5/1/12	$ 235	$ 262
PerkinElmer, Inc. 8.875% 1/15/13	2,450	2,769
		4,792
Health Care Providers & Services - 0.3%
Concentra Operating Corp.:
9.125% 6/1/12 (g)	215	235
9.5% 8/15/10	550	608
Genesis HealthCare Corp. 8% 10/15/13	570	618
Mariner Health Care, Inc. 8.25% 12/15/13 (g)	1,735	1,848
PacifiCare Health Systems, Inc. 10.75% 6/1/09	983	1,128
Psychiatric Solutions, Inc. 10.625% 6/15/13	800	906
Tenet Healthcare Corp.:
6.375% 12/1/11	2,045	1,825
6.5% 6/1/12	260	231
7.375% 2/1/13	1,500	1,395
		8,794
Pharmaceuticals - 0.0%
Biovail Corp. yankee 7.875% 4/1/10	1,455	1,484
TOTAL HEALTH CARE		15,070
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.1%
Bombardier, Inc.:
6.3% 5/1/14 (g)	1,185	1,023
7.45% 5/1/34 (g)	460	387
Orbital Sciences Corp. 9% 7/15/11	745	827
Primus International, Inc. 10.5% 4/15/09 (g)	780	788
		3,025
Airlines - 0.3%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	2,085	1,824
6.977% 11/23/22	142	123
7.324% 4/15/11	375	293
7.377% 5/23/19	1,640	935
7.379% 5/23/16	1,109	632
7.8% 4/1/08	995	831
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
American Airlines, Inc. pass thru trust certificates: - continued
8.608% 10/1/12	$ 260	$ 220
AMR Corp. 9% 8/1/12	1,460	905
Continental Airlines, Inc.:
7.875% 7/2/18	1,329	1,243
8% 12/15/05	5	5
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	101	77
6.795% 2/2/20	326	261
6.9% 7/2/18	679	523
6.954% 2/2/11	152	113
7.461% 4/1/13	261	201
7.73% 9/15/12	253	182
7.82% 4/15/15	324	243
8.307% 10/2/19	1,408	1,126
8.321% 11/1/06	550	512
Delta Air Lines, Inc.:
7.9% 12/15/09	655	190
10% 8/15/08	270	86
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	605	543
7.779% 1/2/12	451	158
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	405	324
7.67% 1/2/15	1,178	942
		12,492
Building Products - 0.1%
Jacuzzi Brands, Inc. 9.625% 7/1/10	985	1,088
Nortek, Inc. 8.5% 9/1/14 (g)	1,140	1,191
		2,279
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
5.75% 2/15/11	310	293
6.375% 4/15/11	985	965
9.25% 9/1/12	420	469
Browning-Ferris Industries, Inc. 6.375% 1/15/08	2,080	2,132
		3,859
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Construction & Engineering - 0.0%
Amsted Industries, Inc. 10.25% 10/15/11 (g)	$ 1,700	$ 1,879
Machinery - 0.2%
Dresser, Inc. 9.375% 4/15/11	2,590	2,843
Invensys PLC 9.875% 3/15/11 (g)	3,045	3,129
Navistar International Corp. 7.5% 6/15/11	360	384
SPX Corp.:
6.25% 6/15/11	65	63
7.5% 1/1/13	945	960
		7,379
Marine - 0.1%
OMI Corp. 7.625% 12/1/13	1,825	1,889
Road & Rail - 0.1%
Kansas City Southern Railway Co. 7.5% 6/15/09	1,030	1,051
TFM SA de CV yankee:
10.25% 6/15/07	460	473
11.75% 6/15/09	1,655	1,663
		3,187
TOTAL INDUSTRIALS		35,989
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.0%
Lucent Technologies, Inc.:
5.5% 11/15/08	1,005	1,000
6.45% 3/15/29	385	310
		1,310
Computers & Peripherals - 0.0%
NCR Corp. 7.125% 6/15/09	765	848
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	1,730	1,804
Flextronics International Ltd. 6.5% 5/15/13	2,030	2,071
		3,875
IT Services - 0.1%
Electronic Data Systems Corp. 6% 8/1/13	630	635
Iron Mountain, Inc. 8.625% 4/1/13	720	785
		1,420
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.2%
Xerox Corp.:
6.875% 8/15/11	$ 2,715	$ 2,837
7.125% 6/15/10	1,780	1,887
7.2% 4/1/16	315	323
7.625% 6/15/13	615	664
9.75% 1/15/09	390	454
		6,165
Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc.:
4.38% 7/15/09 (g)(j)	910	937
6.875% 7/15/11 (g)	1,260	1,307
7.125% 7/15/14 (g)	310	322
Micron Technology, Inc. 6.5% 9/30/05 (m)	5,000	4,975
		7,541
TOTAL INFORMATION TECHNOLOGY		21,159
MATERIALS - 1.9%
Chemicals - 0.7%
Berry Plastics Corp. 10.75% 7/15/12	1,285	1,452
Borden US Finance Corp./Nova Scotia Finance ULC:
6.43% 7/15/10 (g)(j)	740	757
9% 7/15/14 (g)	895	946
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	625	673
10.125% 9/1/08	695	780
10.625% 5/1/11	2,350	2,667
HMP Equity Holdings Corp. 0% 5/15/08	1,500	945
Huntsman ICI Chemicals LLC 10.125% 7/1/09	1,505	1,580
Huntsman ICI Holdings LLC 0% 12/31/09	745	395
Huntsman LLC:
8.8% 7/15/11 (g)(j)	1,500	1,583
11.5% 7/15/12 (g)	750	825
Lubrizol Corp.:
4.625% 10/1/09	620	620
5.5% 10/1/14	525	521
6.5% 10/1/34	150	146
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Lyondell Chemical Co.:
9.5% 12/15/08	$ 2,020	$ 2,194
9.625% 5/1/07	1,185	1,280
9.875% 5/1/07	1,580	1,665
10.875% 5/1/09	1,875	1,985
Millennium America, Inc.:
9.25% 6/15/08	1,140	1,247
9.25% 6/15/08 (g)	935	1,023
NOVA Chemicals Corp.:
6.5% 1/15/12	315	327
7.4% 4/1/09	315	339
Pliant Corp.:
0% 6/15/09 (e)	580	490
11.125% 9/1/09	340	352
		24,792
Construction Materials - 0.1%
Texas Industries, Inc. 10.25% 6/15/11	2,140	2,456
Containers & Packaging - 0.2%
Anchor Glass Container Corp. 11% 2/15/13	1,250	1,413
BWAY Corp. 10% 10/15/10	665	718
Crown European Holdings SA:
9.5% 3/1/11	145	162
10.875% 3/1/13	1,290	1,503
Graphic Packaging International, Inc. 8.5% 8/15/11	740	821
Owens-Brockway Glass Container, Inc.:
8.25% 5/15/13	795	847
8.875% 2/15/09	910	987
Owens-Illinois, Inc.:
7.35% 5/15/08	1,270	1,311
7.5% 5/15/10	1,390	1,432
Sealed Air Corp. 5.625% 7/15/13 (g)	70	72
		9,266
Metals & Mining - 0.4%
AK Steel Corp.:
7.75% 6/15/12	860	841
7.875% 2/15/09	645	639
Allegheny Technologies, Inc. 8.375% 12/15/11	1,335	1,422
Century Aluminum Co. 7.5% 8/15/14 (g)	725	761
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Compass Minerals International, Inc. 0% 6/1/13 (e)	$ 2,550	$ 2,015
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (g)	175	193
CSN Islands VII Corp. 10.75% 9/12/08 (g)	1,395	1,547
CSN Islands VIII Corp. 9.75% 12/16/13 (g)	525	526
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	365	350
10.125% 2/1/10	1,160	1,311
International Steel Group, Inc. 6.5% 4/15/14 (g)	1,485	1,485
Peabody Energy Corp. 6.875% 3/15/13	780	837
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12 (g)	1,370	1,363
		13,290
Paper & Forest Products - 0.5%
Abitibi-Consolidated, Inc.:
5.38% 6/15/11 (j)	940	948
7.75% 6/15/11	940	972
Boise Cascade Corp. 7.68% 3/29/06	705	748
Bowater, Inc. 4.88% 3/15/10 (j)	1,110	1,110
Buckeye Technologies, Inc. 8.5% 10/1/13	920	989
Georgia-Pacific Corp.:
8% 1/15/14	1,905	2,172
8% 1/15/24	310	351
8.875% 2/1/10	60	70
9.5% 12/1/11	980	1,225
International Paper Co.:
4.25% 1/15/09	70	70
5.5% 1/15/14	180	184
Norske Skog Canada Ltd.:
7.375% 3/1/14	500	520
8.625% 6/15/11	1,585	1,716
Stone Container Corp. 9.75% 2/1/11	2,725	3,025
Tembec Industries, Inc.:
7.75% 3/15/12	610	616
8.5% 2/1/11	1,085	1,139
yankee 8.625% 6/30/09	725	747
		16,602
TOTAL MATERIALS		66,406
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.5%
Alaska Communications Systems Holdings, Inc. 9.375% 5/15/09	$ 295	$ 279
BellSouth Corp. 6.55% 6/15/34	300	316
British Telecommunications PLC 8.875% 12/15/30	425	558
Empresa Brasileira de Telecomm SA 11% 12/15/08	1,870	2,071
Eschelon Operating Co. 8.375% 3/15/10	405	324
France Telecom SA 8.75% 3/1/11	415	497
GCI, Inc. 7.25% 2/15/14	1,510	1,476
KT Corp. 5.875% 6/24/14 (g)	235	246
NTL Cable PLC:
6.61% 10/15/12 (g)(j)	740	759
8.75% 4/15/14 (g)	1,625	1,755
Qwest Communications International, Inc. 7.25% 2/15/11 (g)	930	881
Qwest Corp.:
7.875% 9/1/11 (g)	325	340
9.125% 3/15/12 (g)	765	842
Qwest Services Corp.:
14% 12/15/10 (g)(j)	975	1,143
14.5% 12/15/14 (g)(j)	577	698
SBC Communications, Inc.:
5.875% 2/1/12	100	107
6.45% 6/15/34	600	617
Telenet Group Holding NV 0% 6/15/14 (e)(g)	1,895	1,393
TELUS Corp. yankee 8% 6/1/11	940	1,101
U.S. West Communications:
7.2% 11/10/26	210	183
7.5% 6/15/23	935	853
		16,439
Wireless Telecommunication Services - 0.2%
America Movil SA de CV:
4.125% 3/1/09 (g)	190	185
5.5% 3/1/14 (g)	175	169
AT&T Wireless Services, Inc. 7.875% 3/1/11	250	296
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	125	143
Millicom International Cellular SA 10% 12/1/13 (g)	2,345	2,345
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc.:
5.95% 3/15/14	$ 310	$ 303
6.875% 10/31/13	2,105	2,181
Rogers Wireless, Inc. 9.625% 5/1/11	2,905	3,232
		8,854
TOTAL TELECOMMUNICATION SERVICES		25,293
UTILITIES - 0.8%
Electric Utilities - 0.3%
AES Gener SA 7.5% 3/25/14 (g)	1,570	1,578
Duke Capital LLC:
4.37% 3/1/09	190	192
6.25% 2/15/13	500	538
6.75% 2/15/32	605	637
Exelon Generation Co. LLC 5.35% 1/15/14	400	409
FirstEnergy Corp. 7.375% 11/15/31	775	870
Illinois Power Co. 7.5% 6/15/09	550	627
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	275	281
5.875% 10/1/12	400	422
Monongahela Power Co. 5% 10/1/06	265	274
Nevada Power Co. 6.5% 4/15/12 (g)	115	118
Progress Energy, Inc. 7.1% 3/1/11	585	661
Sierra Pacific Power Co. 6.25% 4/15/12 (g)	470	479
TECO Energy, Inc.:
7% 5/1/12	825	863
7.2% 5/1/11	1,355	1,440
		9,389
Gas Utilities - 0.1%
Sonat, Inc.:
6.75% 10/1/07	780	779
7.625% 7/15/11	1,905	1,860
Tennessee Gas Pipeline Co. 7% 3/15/27	315	328
		2,967
Multi-Utilities & Unregulated Power - 0.4%
AES Corp.:
7.75% 3/1/14	940	962
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
AES Corp.: - continued
8.375% 8/15/07	$ 550	$ 551
8.75% 6/15/08	1,399	1,511
8.875% 2/15/11	1,891	2,097
9.375% 9/15/10	537	605
9.5% 6/1/09	300	334
CMS Energy Corp.:
7.5% 1/15/09	335	350
7.75% 8/1/10	255	270
8.5% 4/15/11	400	437
8.9% 7/15/08	305	332
9.875% 10/15/07	1,295	1,433
Constellation Energy Group, Inc. 6.35% 4/1/07	405	433
Dominion Resources, Inc.:
6.25% 6/30/12	1,145	1,244
8.125% 6/15/10	100	118
NRG Energy, Inc. 8% 12/15/13 (g)	2,820	3,017
Sierra Pacific Resources 8.625% 3/15/14 (g)	780	842
		14,536
TOTAL UTILITIES		26,892
TOTAL NONCONVERTIBLE BONDS		374,918
TOTAL CORPORATE BONDS (Cost $370,265)		390,018
U.S. Government and Government Agency Obligations - 2.1%

U.S. Government Agency Obligations - 1.0%
Fannie Mae:
2.15% 4/13/06	3,600	3,576
2.375% 12/15/05	3,000	2,997
2.5% 6/15/06	12,100	12,058
3% 3/2/07	3,500	3,501
3.125% 7/15/06	4,095	4,125
Freddie Mac:
2.7% 3/16/07	2,625	2,607
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
2.875% 5/15/07	$ 1,500	$ 1,494
5.25% 11/5/12	3,905	3,977
5.875% 3/21/11	2,715	2,947
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		37,282
U.S. Treasury Inflation Protected Obligations - 0.2%
U.S. Treasury Inflation-Indexed Bonds 3.375% 4/15/32	2,348	2,976
U.S. Treasury Inflation-Indexed Notes:
2% 1/15/14	3,383	3,464
4.25% 1/15/10	1,689	1,960
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		8,400
U.S. Treasury Obligations - 0.9%
U.S. Treasury Bills, yield at date of purchase 1.34% to 1.65% 10/14/04 to 12/9/04 (i)	10,000	9,975
U.S. Treasury Bonds:
6.25% 5/15/30	2,500	2,967
7.875% 2/15/21	8,560	11,583
U.S. Treasury Notes:
2.5% 5/31/06	4,000	4,002
6.5% 2/15/10	1,852	2,125
TOTAL U.S. TREASURY OBLIGATIONS		30,652
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $76,170)		76,334
U.S. Government Agency - Mortgage Securities - 2.0%

Fannie Mae - 1.7%
4% 6/1/18 to 6/1/19	5,798	5,659
4.5% 5/1/19 to 10/1/33	12,358	12,092
5% 3/1/18 to 7/1/34	12,317	12,296
5.5% 7/1/16 to 10/1/34	21,324	21,669
6% 1/1/09 to 1/1/34	3,363	3,510
6.5% 12/1/10 to 11/1/33	3,380	3,556
7% 11/1/07 to 6/1/32	2,607	2,771
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
7.5% 5/1/27 to 11/1/31	$ 1,191	$ 1,278
8% 6/1/10	7	7
TOTAL FANNIE MAE		62,838
Freddie Mac - 0.0%
5% 11/1/33	192	191
7.5% 4/1/22 to 4/1/32	486	522
8% 7/1/25 to 4/1/27	124	135
TOTAL FREDDIE MAC		848
Government National Mortgage Association - 0.3%
6% 6/15/08 to 9/15/10	250	263
6.5% 9/15/08 to 9/15/34	7,522	7,958
7% 1/15/28 to 11/15/31	970	1,036
7.5% 10/15/22 to 8/15/28	257	279
8% 5/15/25	36	39
8.5% 10/15/29 to 4/15/30	93	103
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		9,678
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $71,921)		73,364
Asset-Backed Securities - 0.4%

Accredited Mortgage Loan Trust Series 2003-2 Class A1, 4.23% 10/25/33	310	308
ACE Securities Corp. Series 2004-OP1:
Class M1, 2.36% 4/25/34 (j)	160	160
Class M2, 2.89% 4/25/34 (j)	230	230
AmeriCredit Automobile Receivables Trust:
Series 2003-AM Class A4B, 2.1563% 11/6/09 (j)	230	231
Series 2003-BX Class A4B, 1.92% 1/6/10 (j)	150	151
Ameriquest Mortgage Securities, Inc.:
Series 2002-AR1 Class M2, 2.915% 9/25/32 (j)	65	65
Series 2003-3 Class M1, 2.64% 3/25/33 (j)	275	276
Amortizing Residential Collateral Trust:
Series 2002-BC6 Class A2, 2.19% 8/25/32 (j)	217	217
Series 2002-BC7 Class M1, 2.415% 10/25/32 (j)	1,550	1,562
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Argent Securities, Inc. Series 2003-W3 Class M2, 3.64% 9/25/33 (j)	$ 375	$ 386
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE2:
Class A2, 1.98% 4/15/33 (j)	230	230
Class M1, 2.5% 4/15/33 (j)	325	328
Associates Automobile Receivables Trust Series 2000-1 Class B, 7.83% 8/15/07	305	307
Bayview Financial Asset Trust Series 2000-F Class A, 2.14% 9/28/43 (j)	675	677
Capital One Auto Finance Trust Series 2003-A Class A4B, 2.04% 1/15/10 (j)	440	442
Capital One Master Trust Series 2002-3A Class B, 4.55% 2/15/08	1,800	1,814
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 2.44% 7/15/08 (j)	600	602
Series 2003-B1 Class B1, 2.93% 2/17/09 (j)	520	527
Series 2003-B2 Class B2, 3.5% 2/17/09	275	277
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.74% 10/25/33 (j)	120	124
Countrywide Home Loans, Inc. Series 2002-6 Class AV1, 2.27% 5/25/33 (j)	427	428
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class C, 6.667% 6/28/38 (g)	315	325
Fieldstone Mortgage Investment Corp. Series 2004-2 Class M2, 2.99% 7/25/34 (j)	345	345
First USA Secured Note Trust Series 2001-3 Class C, 2.86% 11/19/08 (g)(j)	425	428
Home Equity Asset Trust Series 2003-2:
Class A2, 2.22% 8/25/33 (j)	51	51
Class M1, 2.72% 8/25/33 (j)	130	132
Home Equity Asset Trust NIMS Trust Series 2003-2N Class A, 8% 9/27/33 (g)	29	29
Household Private Label Credit Card Master Note Trust I Series 2002-3 Class B, 2.85% 9/15/09 (j)	325	328
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 2.59% 7/25/33 (j)	355	358
Class M2, 3.69% 7/25/33 (j)	180	185
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 2.135% 10/15/08 (j)	150	150
Series 2001-B2 Class B2, 2.12% 1/15/09 (j)	150	151
Series 2002-B2 Class B2, 2.14% 10/15/09 (j)	150	151
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 2.715% 12/27/32 (j)	70	71
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley ABS Capital I, Inc.: - continued
Series 2003-HE1 Class M2, 3.74% 5/25/33 (j)	$ 210	$ 213
Series 2003-NC6 Class M2, 3.79% 6/27/33 (j)	585	598
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1 Class M2, 3.015% 2/25/32 (j)	315	318
Series 2002-NC3 Class M1, 2.56% 8/25/32 (j)	55	55
New Century Home Equity Loan Trust Series 2003-2 Class A2, 2.27% 1/25/33 (j)	187	187
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	221	222
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (g)	186	184
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 2.2% 2/25/34 (j)	55	55
TOTAL ASSET-BACKED SECURITIES (Cost $13,770)		13,878
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.0%
Adjustable Rate Mortgage Trust floater Series 2004-1 Clas 9A2, 2.24% 1/25/34 (j)	335	335
CS First Boston Mortgage Securities Corp. Series 2003-TFLA Class F, 2.2233% 4/15/13 (g)(j)	145	146
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	69	72
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2003-A Class 2A1, 2.23% 3/25/28 (j)	544	546
Series 2003-E Class XA1, 1% 10/25/28 (j)(l)	2,295	34
Series 2003-G Class XA1, 1% 1/25/29 (l)	2,035	31
Series 2003-H Class XA1, 1% 1/25/29 (g)(l)	1,798	28
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	277	288
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1:
Class B3, 3.0238% 6/10/35 (g)(j)	118	120
Class B4, 3.2238% 6/10/35 (g)(j)	103	105
Class B5, 3.8238% 6/10/35 (g)(j)	69	70
Class B6, 4.3238% 6/10/35 (g)(j)	44	45
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (g)(l)	$ 7,823	$ 79
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	70	73
TOTAL PRIVATE SPONSOR		1,972
U.S. Government Agency - 0.1%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	800	849
Series 1999-57 Class PH, 6.5% 12/25/29	700	738
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2002-64 Class PC, 5.5% 12/25/26	270	276
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class Series 2435 Class EL, 6% 9/15/27	3	3
sequential pay Series 2750 Class ZT, 5% 2/15/34	252	224
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8703% 10/16/23 (j)	55	59
TOTAL U.S. GOVERNMENT AGENCY		2,149
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,848)		4,121
Commercial Mortgage Securities - 0.5%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	168	175
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (j)(l)	3,638	212
Banc of America Large Loan, Inc. floater Series 2003-BBA2:
Class A3, 2.08% 11/15/15 (g)(j)	180	180
Class C, 2.23% 11/15/15 (g)(j)	35	35
Class D, 2.31% 11/15/15 (g)(j)	60	60
Class F, 2.66% 11/15/15 (g)(j)	40	40
Class H, 3.16% 11/15/15 (g)(j)	35	35
Class J, 3.71% 11/15/15 (g)(j)	40	41
Class K, 4.36% 11/15/15 (g)(j)	35	35
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 2.42% 8/25/33 (g)(j)	$ 356	$ 359
Series 2004-2 Class A, 2.27% 8/25/34 (g)(j)	317	317
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class C, 4.937% 5/14/16 (g)	170	174
Class D, 4.986% 5/14/16 (g)	65	67
Class E, 5.064% 5/14/16 (g)	195	199
Class F, 5.182% 5/14/16 (g)	45	46
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.0056% 8/1/24 (g)(j)	359	319
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	620	657
Class B, 7.48% 2/1/08	770	851
Chase Commercial Mortgage Securities Corp.:
Series 1999-2:
Class E, 7.734% 1/15/32	110	125
Class F, 7.734% 1/15/32	60	67
Series 2001-245 Class A2, 6.4842% 2/12/16 (g)(j)	135	149
COMM floater Series 2002-FL7 Class A2, 1.95% 11/15/14 (g)(j)	204	204
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class D, 2.4981% 9/15/14 (h)(j)	25	25
Class E, 2.5581% 9/15/14 (h)(j)	35	35
Class F, 2.6581% 9/15/14 (h)(j)	25	25
Class G, 2.8381% 9/15/14 (h)(j)	60	60
Class H, 2.9381% 9/15/14 (h)(j)	65	65
Class J, 3.4581% 9/15/14 (h)(j)	20	20
Class K, 3.8581% 9/15/14 (h)(j)	35	35
Class L, 4.0581% 9/15/14 (h)(j)	30	30
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	1,380	1,542
Series 1998-C1 Class D, 7.17% 5/17/40	175	196
Series 2003-C3 Class ASP, 2.0628% 5/15/38 (g)(j)(l)	4,444	329
Series 2004-C1 Class ASP, 1.2148% 1/15/37 (g)(j)(l)	2,945	126
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,445	1,603
First Union National Bank-Chase Manhattan Bank Commercial Mortgage Trust Series 1999-C2 Class C, 6.944% 6/15/31	675	754
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (d)(g)(j)	$ 361	$ 0
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay:
Series 2002-26 Class C, 5.996% 2/16/24 (j)	540	581
Series 2003-87 Class C, 5.3178% 8/16/32 (j)	500	522
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay Series 2003-47 Class C, 4.227% 10/16/27	480	477
Series 2003-47 Class XA, 0.2398% 6/16/43 (j)(l)	1,500	79
GMAC Commercial Mortgage Securities, Inc. sequential pay Series 1997-C2 Class A3, 6.566% 4/15/29	295	318
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (g)	445	452
Series 2003-C1 Class XP, 2.3678% 7/5/35 (g)(j)(l)	2,249	193
GS Mortgage Securities Corp. II:
sequential pay:
Series 1998-GLII Class A2, 6.562% 4/13/31	470	510
Series 2001-LIBA Class A2, 6.615% 2/14/16 (g)	220	244
Series 1998-GLII Class E, 7.1905% 4/13/31 (j)	430	456
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 1999-C7 Class A2, 6.507% 10/15/35	520	570
LB Commercial Conduit Mortgage Trust:
Series 1998-C1 Class B, 6.59% 2/18/30	440	480
Series 1999-C1 Class B, 6.93% 6/15/31	95	106
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (g)	360	332
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (g)	261	263
Morgan Stanley Capital I, Inc. sequential pay Series 1999-WF1 Class A2, 6.21% 11/15/31	115	124
Morgan Stanley Dean Witter Capital I Trust Series 2003-HQ2 Class X2, 1.626% 3/12/35 (g)(j)(l)	2,686	176
Salomon Brothers Mortgage Securities VII, Inc. sequential pay Series 2000-C3 Class A2, 6.592% 12/18/33	360	402
Thirteen Affiliates of General Growth Properties, Inc. Series 1:
Class D2, 6.992% 11/15/07 (g)	1,410	1,537
Class E2, 7.224% 11/15/07 (g)	840	914
Trizechahn Office Properties Trust Series 2001-TZHA Class E3, 7.253% 3/15/13 (g)	350	376
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $17,927)		18,304
Foreign Government and Government Agency Obligations - 0.2%
	Principal Amount (000s)	Value (Note 1) (000s)
Chilean Republic 7.125% 1/11/12	$ 1,900	$ 2,180
State of Israel 4.625% 6/15/13	355	341
United Mexican States:
6.75% 9/27/34	610	600
7.5% 4/8/33	1,250	1,314
8% 9/24/22	700	789
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $4,869)		5,224
Floating Rate Loans - 0.3%

CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
Hilton Head Communications LP Tranche B term loan 6% 3/31/08 (j)	1,800	1,748
Wyndham International, Inc. term loan:
6.5% 6/30/06 (j)	2,493	2,474
7.5% 4/1/06 (j)	508	506
		4,728
Media - 0.1%
Century Cable Holdings LLC Tranche B term loan 6.75% 12/31/09 (j)	900	887
NTL Investment Holdings Ltd. Tranche B term loan 4.6267% 6/13/12 (j)	400	404
		1,291
TOTAL CONSUMER DISCRETIONARY		6,019
UTILITIES - 0.1%
Electric Utilities - 0.1%
Allegheny Energy Supply Co. LLC Tranche C term loan 5.704% 6/8/11 (j)	1,493	1,511
Astoria Energy LLC term loan:
6.9906% 4/15/12 (j)	1,710	1,736
10.725% 4/15/12 (j)	830	853
		4,100
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.0%
Riverside Energy Center LLC:
term loan 6.02% 6/24/11 (j)	$ 1,676	$ 1,684
Credit-Linked Deposit 6.02% 6/24/11 (j)	74	75
		1,759
TOTAL UTILITIES		5,859
TOTAL FLOATING RATE LOANS (Cost $11,400)		11,878
Fixed-Income Funds - 0.2%
	Shares
Fidelity Ultra-Short Central Fund (k) (Cost $5,396)	54,161	5,390
Money Market Funds - 14.6%

Fidelity Cash Central Fund, 1.74% (b)	489,408,341	489,408
Fidelity Money Market Central Fund, 1.74% (b)	8,056,119	8,056
Fidelity Securities Lending Cash Central Fund, 1.71% (b)(c)	25,410,231	25,410
TOTAL MONEY MARKET FUNDS (Cost $522,874)		522,874
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $3,682,898)		3,618,812
NET OTHER ASSETS - (0.9)%		(30,937)
NET ASSETS - 100%		$ 3,587,875
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
579 S&P 500 Index Contracts	Dec. 2004	$ 161,382	$ (1,690)
The face value of futures purchased as a percentage of net assets - 4.5%
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	$ 1,000	$ 3
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Lehman Brothers, Inc.	April 2005	1,000	0
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 45 basis points with Deutsche Bank	May 2005	1,000	1
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 45 basis points with Lehman Brothers, Inc.	Nov. 2004	5,000	5
Receive monthly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 32 basis points with Bank of America	Nov. 2004	1,380	6
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America	Dec. 2004	700	3
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	Nov. 2004	1,000	35
		$ 11,080	$ 53
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $91,928,000 or 2.6% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $9,975,000.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,033,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97	$ 224
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 9/12/02	$ 4,192
(n) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	3.9%
AAA,AA,A	1.0%
BBB	1.3%
BB	3.6%
B	4.9%
CCC,CC,C	1.2%
Not Rated	0.4%
Equities	74.1%
Short-Term Investments and Net Other Assets	9.6%
100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings. Percentages are adjusted for the effect of futures contracts, if applicable. The percentages are based on the combined long-term debt holdings of the fund and its pro-rata share of the fixed-income central fund.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Canada	1.2%
United Kingdom	1.2%
Switzerland	1.1%
Others (individually less than 1%)	6.7%
100.0%
Income Tax Information
At September 30, 2004, the fund had a capital loss carryforward of approximately $525,116,000 of which $287,983,000 and $237,133,000 will expire on September 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	September 30, 2004

Assets
Investment in securities, at value (including securities loaned of $24,699) (cost $3,682,898) - See accompanying schedule		$ 3,618,812
Cash		531
Foreign currency held at value (cost $12,265)		12,061
Receivable for investments sold		18,748
Receivable for fund shares sold		2,986
Dividends receivable		2,672
Interest receivable		9,478
Swap agreements, at value		53
Prepaid expenses		2
Other affiliated receivables		22
Other receivables		142
Total assets		3,665,507

Liabilities
Payable for investments purchased Regular delivery	$ 27,662
Delayed delivery	2,964
Payable for fund shares redeemed	18,718
Accrued management fee	1,750
Payable for daily variation on futures contracts	43
Other affiliated payables	844
Other payables and accrued expenses	241
Collateral on securities loaned, at value	25,410
Total liabilities		77,632

Net Assets		$ 3,587,875
Net Assets consist of:
Paid in capital		$ 4,140,787
Undistributed net investment income		50,838
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(537,830)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(65,920)
Net Assets, for 254,493 shares outstanding		$ 3,587,875
Net Asset Value, offering price and redemption price per share ($3,587,875 ÷ 254,493 shares)		$ 14.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2004

Investment Income
Dividends		$ 42,733
Interest		53,270
Security lending		92
Total income		96,095

Expenses
Management fee	$ 21,315
Transfer agent fees	7,909
Accounting and security lending fees	1,108
Non-interested trustees' compensation	21
Appreciation in deferred trustee compensation account	9
Custodian fees and expenses	145
Registration fees	46
Audit	84
Legal	17
Miscellaneous	205
Total expenses before reductions	30,859
Expense reductions	(420)	30,439
Net investment income (loss)		65,656
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	149,873
Foreign currency transactions	(121)
Futures contracts	15,851
Swap agreements	346
Total net realized gain (loss)		165,949
Change in net unrealized appreciation (depreciation) on: Investment securities	11,531
Assets and liabilities in foreign currencies	(198)
Futures contracts	2,898
Swap agreements	58
Total change in net unrealized appreciation (depreciation)		14,289
Net gain (loss)		180,238
Net increase (decrease) in net assets resulting from operations		$ 245,894

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2004	Year ended September 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 65,656	$ 84,792
Net realized gain (loss)	165,949	(41,216)
Change in net unrealized appreciation (depreciation)	14,289	629,944
Net increase (decrease) in net assets resulting from operations	245,894	673,520
Distributions to shareholders from net investment income	(80,434)	(98,119)
Share transactions Proceeds from sales of shares	437,912	404,289
Reinvestment of distributions	79,098	96,342
Cost of shares redeemed	(615,150)	(677,813)
Net increase (decrease) in net assets resulting from share transactions	(98,140)	(177,182)
Total increase (decrease) in net assets	67,320	398,219

Net Assets
Beginning of period	3,520,555	3,122,336
End of period (including undistributed net investment income of $50,838 and undistributed net investment income of $66,010, respectively)	$ 3,587,875	$ 3,520,555
Other Information Shares
Sold	30,708	31,982
Issued in reinvestment of distributions	5,626	7,942
Redeemed	(43,138)	(54,887)
Net increase (decrease)	(6,804)	(14,963)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.47	$ 11.30	$ 13.48	$ 20.33	$ 19.05
Income from Investment Operations
Net investment income (loss) B	.25	.32	.37 D	.42	.48
Net realized and unrealized gain (loss)	.69	2.21	(2.13) D	(4.25)	2.35
Total from investment operations	.94	2.53	(1.76)	(3.83)	2.83
Distributions from net investment income	(.31)	(.36)	(.42)	(.46)	(.45)
Distributions from net realized gain	-	-	-	(2.56)	(1.10)
Total distributions	(.31)	(.36)	(.42)	(3.02)	(1.55)
Net asset value, end of period	$ 14.10	$ 13.47	$ 11.30	$ 13.48	$ 20.33
Total Return A	6.99%	22.74%	(13.71)%	(20.93)%	15.50%
Ratios to Average Net Assets C
Expenses before expense reductions	.83%	.84%	.84%	.81%	.80%
Expenses net of voluntary waivers, if any	.83%	.84%	.84%	.81%	.80%
Expenses net of all reductions	.82%	.83%	.81%	.78%	.77%
Net investment income (loss)	1.77%	2.53%	2.73% D	2.62%	2.46%
Supplemental Data
Net assets, end of period (in millions)	$ 3,588	$ 3,521	$ 3,122	$ 3,916	$ 5,256
Portfolio turnover rate	67%	72%	101%	143%	197%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Asset Manager: Growth (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 225,517
Unrealized depreciation	(303,563)
Net unrealized appreciation (depreciation)	(78,046)
Undistributed ordinary income	50,272
Capital loss carryforward	(525,116)

Cost for federal income tax purposes	$ 3,696,858

The tax character of distributions paid was as follows:

	September 30, 2004	September 30, 2003
Ordinary Income	$ 80,434	$ 98,119

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of

Annual Report

2. Operating Policies - continued

Loans and Other Direct Debt Instruments - continued

insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Swap Agreements - continued

the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,829,102 and $2,041,307, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,526 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $54 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $387 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $9 and $24, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Asset Manager: Growth:

We have audited the accompanying statement of assets and liabilities of Fidelity Asset Manager: Growth (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Asset Manager: Growth as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 299 funds advised by FMR or an affiliate. Mr. McCoy oversees 301 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Asset Manager: Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Charles Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Asset Manager: Growth. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Growth. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (56)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Growth. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.]

Richard C. Habermann (64)

Year of Election or Appointment: 1996

Vice President of Asset Manager: Growth. Mr. Habermann serves as Vice President of other funds advised by FMR. Mr. Habermann also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

Jeffrey Moore (38)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Growth. Mr. Moore also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Moore served as a fixed-income analyst and portfolio manager.

Charles A. Mangum (40)

Year of Election or Appointment: 2001

Vice President of Asset Manager: Growth. Mr. Mangum also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds. Mr. Mangum also serves as Senior Vice President of FMR and FMR Co., Inc. (2001).

Matthew J. Conti (38)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Growth. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

James K. Miller (40)

Year of Election or Appointment: 2004

Vice President of Asset Manager: Growth. Mr. Miller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Asset Manager: Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Asset Manager: Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Asset Manager: Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Asset Manager: Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Asset Manager: Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Asset Manager: Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Asset Manager: Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1991 Assistant Treasurer of Asset Manager: Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Asset Manager: Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Asset Manager: Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Asset Manager: Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Asset Manager: Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Asset Manager: Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 48% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 54% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	7,568,144,945.96	76.551
Against	1,665,604,684.78	16.847
Abstain	460,998,830.31	4.663
Broker Non-Votes	191,690,954.58	1.939
TOTAL	9,886,439,415.63	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,359,102,098.49	94.666
Withheld	527,337,317.14	5.334
TOTAL	9,886,439,415.63	100.000
Ralph F. Cox
Affirmative	9,333,369,952.29	94.406
Withheld	553,069,463.34	5.594
TOTAL	9,886,439,415.63	100.000
Laura B. Cronin
Affirmative	9,355,534,364.24	94.630
Withheld	530,905,051.39	5.370
TOTAL	9,886,439,415.63	100.000
Robert M. Gates
Affirmative	9,352,106,353.30	94.595
Withheld	534,333,062.33	5.405
TOTAL	9,886,439,415.63	100.000
George H. Heilmeier
Affirmative	9,360,572,048.31	94.681
Withheld	525,867,367.32	5.319
TOTAL	9,886,439,415.63	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	9,327,059,416.89	94.342
Withheld	559,379,998.74	5.658
TOTAL	9,886,439,415.63	100.000
Edward C. Johnson 3d
Affirmative	9,323,731,909.04	94.308
Withheld	562,707,506.59	5.692
TOTAL	9,886,439,415.63	100.000
Donald J. Kirk
Affirmative	9,343,833,406.30	94.512
Withheld	542,606,009.33	5.488
TOTAL	9,886,439,415.63	100.000
Marie L. Knowles
Affirmative	9,362,664,343.97	94.702
Withheld	523,775,071.66	5.298
TOTAL	9,886,439,415.63	100.000
Ned C. Lautenbach
Affirmative	9,368,801,700.35	94.764
Withheld	517,637,715.28	5.236
TOTAL	9,886,439,415.63	100.000
Marvin L. Mann
Affirmative	9,342,116,785.91	94.494
Withheld	544,322,629.72	5.506
TOTAL	9,886,439,415.63	100.000
William O. McCoy
Affirmative	9,348,114,851.10	94.555
Withheld	538,324,564.53	5.445
TOTAL	9,886,439,415.63	100.000
Robert L. Reynolds
Affirmative	9,368,829,274.86	94.764
Withheld	517,610,140.77	5.236
TOTAL	9,886,439,415.63	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	9,355,225,708.91	94.627
Withheld	531,213,706.72	5.373
TOTAL	9,886,439,415.63	100.000
Dennis J. Dirks**
Affirmative	9,363,252,671.04	94.708
Withheld	523,186,744.59	5.292
TOTAL	9,886,439,415.63	100.000
Cornelia M. Small**
Affirmative	9,357,897,300.73	94.654
Withheld	528,542,114.90	5.346
TOTAL	9,886,439,415.63	100.000
* Denotes trust-wide proposals and voting results. ** Effective 1/1/05

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Asset Allocation Funds

Asset ManagerSM

Asset Manager: Aggressive®

Asset Manager: Growth®

Asset Manager: Income®

Fidelity Freedom Funds® -
Income, 2000, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
(for the deaf and hearing impaired)
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AMG-UANN-1104
1.792130.101

Fidelity®

Asset Manager: Income®

Annual Report

September 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending December 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's website at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Asset Manager: Income®	5.80%	4.79%	7.16%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity ® Asset Manager: Income® Fund on September 30, 1994. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® Aggregate Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Asset Manager: Income®

U.S. equity markets were an up-and-down proposition during the year ending September 30, 2004. The Standard & Poor's 500SM Index registered five consecutive months of gains from October 2003 through February 2004. An improving economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended lower from there, as surging oil prices, Federal Reserve Board interest rate hikes and concerns about job growth pressured stocks. Still, many equity benchmarks posted solid gains for the year overall. The S&P 500® returned 13.87%, the Dow Jones Industrial AverageSM rose 10.96% and the NASDAQ Composite® Index advanced 6.71%. Meanwhile, investment-grade bond performance exceeded expectations, with the Lehman Brothers® Aggregate Bond Index climbing 3.68%. Bonds reeled off five consecutive monthly gains from November 2003 through March 2004 before tumbling in the spring when an increase in employment levels led to unease about the direction of interest rates. However, bonds rose in each of the final four months of the period, despite three rate hikes. Most spread sectors - including corporate and mortgage securities - handily outpaced Treasuries, the most interest-rate-sensitive bond category.

The fund gained 5.80% for the year, versus 4.93% for the Fidelity Asset Manager: Income Composite Index and 9.01% for the LipperSM Income Funds Average. It paid to overweight stocks and high-yield bonds, both of which outperformed investment-grade debt in a supportive environment for riskier assets. Our average peer, however, remained much heavier in equities. Overweighting cash during the first half of the period also curbed performance in a strong bond market. The fund's equity investments trailed the S&P 500 by roughly two percentage points, mainly as a result of overweighting two airline stocks - AMR, the parent of American Airlines, and Continental - that were plagued by spiking fuel prices. We also overstayed our welcome in weak semiconductor stocks such as Agere Systems and Intersil. Conversely, tech equipment holdings such as Ericsson and cellular service providers such as Nextel contributed amid improving demand for wireless communications. Some good picks in health care and energy also helped, led by specialty drug maker Sepracor and oil tanker operator OMI. In fixed income, we benefited mainly from focusing on corporate bonds that staged nice rallies, and our high-yield and investment-grade holdings easily beat the Lehman Brothers Aggregate Bond Index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Expenses Paid During Period* April 1, 2004 to September 30, 2004
Actual	$ 1,000.00	$ 998.50	$ 3.20
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.76	$ 3.24

* Expenses are equal to the Fund's annualized expense ratio of .64%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Bond Issuers as of September 30, 2004
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	17.8	7.6
U.S. Treasury Obligations	5.3	12.3
Freddie Mac	1.3	1.0
Bank of America Corp.	0.7	0.0
Financement Quebec	0.6	0.0
	25.7
Quality Diversification (% of fund's net assets)
As of September 30, 2004*	As of March 31, 2004**
U.S. Government and U.S. Government Agency Obligations 25.4%	U.S. Government and U.S. Government Agency Obligations 22.2%
AAA,AA,A 7.6%	AAA,AA,A 6.9%
BBB 5.8%	BBB 5.7%
BB and Below 3.2%	BB and Below 3.8%
Not Rated 0.2%	Not Rated 0.0%
Equities 25.3%	Equities 22.9%
Short-Term Investments and Net Other Assets 32.5%	Short-Term Investments and Net Other Assets 38.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Top Five Stocks as of September 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	0.5	0.0
Microsoft Corp.	0.5	0.0
Nextel Communications, Inc. Class A	0.5	0.0
OMI Corp.	0.5	0.2
Micron Technology, Inc.	0.4	0.0
	2.4
Asset Allocation (% of fund's net assets)
As of September 30, 2004*		As of March 31, 2004**
	Stock class and Equity Futures 25.2%		Stock class and Equity Futures 22.9%
	Bond class 43.2%		Bond class 39.7%
	Short-term class 31.6%		Short-term class 37.4%
* Foreign investments	8.6%	** Foreign investments	8.7%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments September 30, 2004

Showing Percentage of Net Assets

Common Stocks - 20.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 1.8%
Hotels, Restaurants & Leisure - 0.6%
Fairmont Hotels & Resorts, Inc.	50,000	$ 1,371
Four Seasons Hotels, Inc.	30,000	1,923
Hilton Hotels Corp.	130,000	2,449
Starwood Hotels & Resorts Worldwide, Inc. unit	50,000	2,321
		8,064
Household Durables - 0.7%
D.R. Horton, Inc.	150,000	4,967
Ryland Group, Inc.	50,000	4,633
		9,600
Media - 0.0%
Gemstar-TV Guide International, Inc. (a)	100,000	565
Multiline Retail - 0.0%
Barneys, Inc. warrants 4/1/08 (a)	420	26
Specialty Retail - 0.5%
Dixons Group PLC	1,000,000	3,094
Lowe's Companies, Inc.	56,200	3,054
		6,148
TOTAL CONSUMER DISCRETIONARY		24,403
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.1%
Safeway, Inc. (a)	50,000	966
Whole Foods Market, Inc.	10,000	858
		1,824
Personal Products - 0.2%
Gillette Co.	50,000	2,087
TOTAL CONSUMER STAPLES		3,911
ENERGY - 2.1%
Energy Equipment & Services - 0.2%
Schlumberger Ltd. (NY Shares)	50,000	3,366
Oil & Gas - 1.9%
ChevronTexaco Corp.	30,000	1,609
ConocoPhillips	25,000	2,071
Exxon Mobil Corp.	150,000	7,250
Frontline Ltd. (NY Shares)	90,000	4,247
Golar LNG Ltd. (Nasdaq) (a)	100,000	1,564
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
OMI Corp.	400,000	$ 6,408
Ship Finance International Ltd.	6,000	121
Tsakos Energy Navigation Ltd.	70,000	2,461
		25,731
TOTAL ENERGY		29,097
FINANCIALS - 0.6%
Capital Markets - 0.2%
Goldman Sachs Group, Inc.	20,000	1,865
Knight Trading Group, Inc. (a)	100,000	923
		2,788
Commercial Banks - 0.1%
Silicon Valley Bancshares (a)	35,100	1,305
Consumer Finance - 0.1%
MBNA Corp.	43,900	1,106
Insurance - 0.1%
Scottish Re Group Ltd.	50,000	1,059
Thrifts & Mortgage Finance - 0.1%
W Holding Co., Inc.	116,900	2,221
TOTAL FINANCIALS		8,479
HEALTH CARE - 2.6%
Biotechnology - 1.5%
Celgene Corp. (a)	40,000	2,329
Gilead Sciences, Inc. (a)	150,000	5,607
ImClone Systems, Inc. (a)	20,000	1,057
MedImmune, Inc. (a)	80,000	1,896
Millennium Pharmaceuticals, Inc. (a)	155,400	2,131
Myogen, Inc.	150,000	1,215
ONYX Pharmaceuticals, Inc. (a)	40,000	1,720
OSI Pharmaceuticals, Inc. (a)	15,000	922
Pharmion Corp.	60,000	3,102
Protein Design Labs, Inc. (a)	60,000	1,175
		21,154
Health Care Equipment & Supplies - 0.3%
Alcon, Inc.	30,000	2,406
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Dade Behring Holdings, Inc. (a)	20,000	$ 1,114
Illumina, Inc. (a)	88,400	522
		4,042
Health Care Providers & Services - 0.3%
UnitedHealth Group, Inc.	60,000	4,424
Pharmaceuticals - 0.5%
Elan Corp. PLC sponsored ADR (a)	130,000	3,042
Sepracor, Inc. (a)	80,000	3,902
		6,944
TOTAL HEALTH CARE		36,564
INDUSTRIALS - 3.2%
Aerospace & Defense - 0.6%
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	80,000	2,112
L-3 Communications Holdings, Inc.	50,000	3,350
Rockwell Collins, Inc.	75,000	2,786
		8,248
Air Freight & Logistics - 0.5%
CNF, Inc.	27,100	1,111
FedEx Corp.	50,000	4,285
United Parcel Service, Inc. Class B	20,000	1,518
		6,914
Airlines - 0.6%
AMR Corp. (a)	605,806	4,441
JetBlue Airways Corp. (a)	100,000	2,092
Northwest Airlines Corp. (a)(e)	300,000	2,463
		8,996
Commercial Services & Supplies - 1.0%
Career Education Corp. (a)	130,000	3,696
Labor Ready, Inc. (a)	150,000	2,103
Monster Worldwide, Inc. (a)	220,200	5,426
Robert Half International, Inc.	80,000	2,062
		13,287
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.3%
3M Co.	15,000	$ 1,200
General Electric Co.	100,000	3,358
		4,558
Machinery - 0.2%
Cummins, Inc.	40,300	2,978
TOTAL INDUSTRIALS		44,981
INFORMATION TECHNOLOGY - 6.3%
Communications Equipment - 1.5%
CIENA Corp. (a)	1,000,000	1,980
Juniper Networks, Inc. (a)	150,000	3,540
Powerwave Technologies, Inc. (a)	300,000	1,848
QUALCOMM, Inc.	100,000	3,904
Research in Motion Ltd. (a)	56,800	4,337
Sonus Networks, Inc. (a)	150,000	845
Telefonaktiebolaget LM Ericsson ADR (a)	148,700	4,645
		21,099
Computers & Peripherals - 0.7%
Avid Technology, Inc. (a)	20,000	937
M-Systems Flash Disk Pioneers Ltd. (a)	165,700	2,737
Network Appliance, Inc. (a)	100,000	2,300
PalmOne, Inc. (a)	70,000	2,131
SanDisk Corp. (a)	50,000	1,456
		9,561
Electronic Equipment & Instruments - 0.1%
Hon Hai Precision Industries Co. Ltd.	459,999	1,584
Internet Software & Services - 0.5%
Akamai Technologies, Inc. (a)	85,700	1,204
Blue Coat Systems, Inc. (a)	136,000	1,958
Google, Inc. Class A	20,000	2,592
Yahoo!, Inc. (a)	50,000	1,696
		7,450
Semiconductors & Semiconductor Equipment - 2.4%
Agere Systems, Inc. Class B (a)	1,000,000	1,020
Altera Corp. (a)	60,000	1,174
Applied Materials, Inc. (a)	70,000	1,154
ASML Holding NV (NY Shares) (a)	40,000	515
Credence Systems Corp. (a)	100,000	720
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cree, Inc. (a)	80,000	$ 2,442
Intel Corp.	75,000	1,505
Intersil Corp. Class A	144,000	2,294
Lam Research Corp. (a)	40,000	875
Marvell Technology Group Ltd. (a)	120,000	3,136
Mattson Technology, Inc. (a)	150,000	1,154
Micron Technology, Inc. (a)	500,000	6,015
PMC-Sierra, Inc. (a)	200,000	1,762
Silicon Image, Inc. (a)	200,000	2,528
Silicon Laboratories, Inc. (a)	60,000	1,985
Skyworks Solutions, Inc. (a)	200,000	1,900
Trident Microsystems, Inc. (a)	8,200	83
Ultratech, Inc. (a)	100,000	1,567
Volterra Semiconductor Corp. (e)	100,000	1,243
		33,072
Software - 1.1%
BEA Systems, Inc. (a)	400,000	2,764
Microsoft Corp.	250,000	6,913
Red Hat, Inc. (a)	50,000	612
THQ, Inc. (a)	100,000	1,946
VERITAS Software Corp. (a)	200,000	3,560
		15,795
TOTAL INFORMATION TECHNOLOGY		88,561
MATERIALS - 1.4%
Chemicals - 0.3%
Georgia Gulf Corp.	27,800	1,240
Lyondell Chemical Co.	150,000	3,369
		4,609
Containers & Packaging - 0.3%
Smurfit-Stone Container Corp. (a)	175,000	3,390
Metals & Mining - 0.6%
Inco Ltd. (a)	60,000	2,349
Kinross Gold Corp. (a)	200,000	1,358
Massey Energy Co.	50,000	1,447
Peabody Energy Corp.	20,000	1,190
Phelps Dodge Corp.	25,000	2,301
		8,645
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.2%
Votorantim Celulose e Papel SA sponsored ADR	80,000	$ 2,764
TOTAL MATERIALS		19,408
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.8%
Philippine Long Distance Telephone Co. sponsored ADR (a)(e)	100,000	2,504
PT Indosat Tbk sponsored ADR	100,000	2,400
SBC Communications, Inc.	100,000	2,595
Verizon Communications, Inc.	100,000	3,938
		11,437
Wireless Telecommunication Services - 1.2%
America Movil SA de CV sponsored ADR	100,000	3,903
American Tower Corp. Class A (a)	175,700	2,697
Nextel Communications, Inc. Class A (a)	275,000	6,556
Nextel Partners, Inc. Class A (a)	200,000	3,316
		16,472
TOTAL TELECOMMUNICATION SERVICES		27,909
UTILITIES - 0.0%
Electric Utilities - 0.0%
Progress Energy, Inc. warrants 12/31/07 (a)	9,200	0
TOTAL COMMON STOCKS (Cost $262,095)		283,313
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche AG (non-vtg.)	3,000	1,952
Media - 0.0%
Granite Broadcasting Corp. 12.75% pay-in-kind (a)	160	73
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,642)		2,025
Nonconvertible Bonds - 11.9%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 1.6%
Auto Components - 0.3%
DaimlerChrysler NA Holding Corp.:
4.75% 1/15/08	$ 2,655	$ 2,734
7.2% 9/1/09	300	338
7.75% 1/18/11	300	349
Delco Remy International, Inc. 9.375% 4/15/12	90	89
Stoneridge, Inc. 11.5% 5/1/12	105	119
Tenneco Automotive, Inc. 11.625% 10/15/09	150	158
Visteon Corp.:
7% 3/10/14	115	109
8.25% 8/1/10	130	137
		4,033
Automobiles - 0.3%
Ford Motor Co. 7.45% 7/16/31	1,565	1,535
General Motors Corp. 8.25% 7/15/23	1,980	2,083
		3,618
Hotels, Restaurants & Leisure - 0.3%
Chumash Casino & Resort Enterprise 9% 7/15/10 (f)(l)	205	228
Friendly Ice Cream Corp. 8.375% 6/15/12	215	205
Host Marriott LP 7.125% 11/1/13	255	267
Mandalay Resort Group:
9.375% 2/15/10	30	34
10.25% 8/1/07	120	136
MGM MIRAGE:
6% 10/1/09 (f)	220	222
6.75% 9/1/12 (f)	160	165
6.875% 2/6/08	40	44
8.5% 9/15/10	140	159
Mohegan Tribal Gaming Authority 6.375% 7/15/09	200	208
MTR Gaming Group, Inc. 9.75% 4/1/10	120	131
NCL Corp. Ltd. 10.625% 7/15/14 (f)	200	210
Park Place Entertainment Corp. 7.875% 3/15/10	135	152
Royal Caribbean Cruises Ltd. 6.875% 12/1/13	445	472
Seneca Gaming Corp. 7.25% 5/1/12 (f)	110	113
Speedway Motorsports, Inc.:
6.75% 6/1/13	105	109
6.75% 6/1/13 (f)	30	31
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	55	60
Town Sports International Holdings, Inc. 0% 2/1/14 (d)	60	30
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Town Sports International, Inc. 9.625% 4/15/11	$ 195	$ 198
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	125	143
Wheeling Island Gaming, Inc. 10.125% 12/15/09	235	249
		3,566
Household Durables - 0.1%
Beazer Homes USA, Inc.:
6.5% 11/15/13	130	133
8.375% 4/15/12	60	66
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	85	95
KB Home 7.75% 2/1/10	270	293
Meritage Homes Corp. 7% 5/1/14	120	124
Standard Pacific Corp. 6.875% 5/15/11	55	58
Technical Olympic USA, Inc.:
7.5% 3/15/11	190	195
9% 7/1/10	125	138
WCI Communities, Inc. 7.875% 10/1/13	160	169
William Lyon Homes, Inc.:
7.5% 2/15/14	140	143
10.75% 4/1/13	360	414
		1,828
Media - 0.5%
AMC Entertainment, Inc.:
8% 3/1/14 (f)	120	113
9.5% 2/1/11	126	129
AOL Time Warner, Inc. 7.625% 4/15/31	950	1,093
Cablevision Systems Corp.:
5.66% 4/1/09 (f)(i)	385	400
8% 4/15/12 (f)	275	286
Cinemark, Inc. 0% 3/15/14 (d)	380	261
Continental Cablevision, Inc. 9% 9/1/08	300	352
Corus Entertainment, Inc. 8.75% 3/1/12	140	154
Cox Communications, Inc. 7.125% 10/1/12	700	760
CSC Holdings, Inc. 7.25% 7/15/08	85	89
EchoStar DBS Corp.:
5.75% 10/1/08	300	301
6.625% 10/1/14 (f)(g)	160	159
Granite Broadcasting Corp. 9.75% 12/1/10	65	59
Gray Television, Inc. 9.25% 12/15/11	140	157
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Houghton Mifflin Co. 9.875% 2/1/13	$ 130	$ 137
Innova S. de R.L. 9.375% 9/19/13	479	523
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	40	44
LBI Media, Inc. 10.125% 7/15/12	195	218
Liberty Media Corp. 8.25% 2/1/30	1,000	1,110
PanAmSat Corp. 9% 8/15/14 (f)	420	438
PEI Holdings, Inc. 11% 3/15/10	101	117
Sinclair Broadcast Group, Inc. 8% 3/15/12	120	125
The Reader's Digest Association, Inc. 6.5% 3/1/11	320	330
		7,355
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	420	438
Specialty Retail - 0.1%
Asbury Automotive Group, Inc. 9% 6/15/12	270	283
Blockbuster, Inc. 9% 9/1/12 (f)	55	57
Boise Cascade Corp. 7.5% 2/1/08	135	150
Nebraska Book Co., Inc. 8.625% 3/15/12	170	169
Sonic Automotive, Inc. 8.625% 8/15/13	175	185
United Rentals North America, Inc.:
6.5% 2/15/12	125	120
7% 2/15/14	25	22
7.75% 11/15/13	460	430
		1,416
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co. 12.25% 12/15/12	280	297
Samsonite Corp. 8.875% 6/1/11 (f)	110	115
		412
TOTAL CONSUMER DISCRETIONARY		22,666
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.0%
Jean Coutu Group, Inc.:
7.625% 8/1/12 (f)	50	51
8.5% 8/1/14 (f)	110	109
Rite Aid Corp.:
6% 12/15/05 (f)	230	232
6.875% 8/15/13	25	22
8.125% 5/1/10	40	42
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Rite Aid Corp.: - continued
9.25% 6/1/13	$ 5	$ 5
9.5% 2/15/11	50	55
Stater Brothers Holdings, Inc.:
5.38% 6/15/10 (i)	130	132
8.125% 6/15/12	90	94
		742
Food Products - 0.1%
ConAgra Foods, Inc. 6.75% 9/15/11	300	338
Del Monte Corp.:
8.625% 12/15/12	65	72
9.25% 5/15/11	310	343
Dole Food Co., Inc. 7.25% 6/15/10	85	86
Smithfield Foods, Inc.:
7.625% 2/15/08	65	69
7.75% 5/15/13	75	81
8% 10/15/09	25	27
Swift & Co. 10.125% 10/1/09	110	122
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	60	65
		1,203
Tobacco - 0.1%
Philip Morris Companies, Inc. 7.75% 1/15/27	900	951
TOTAL CONSUMER STAPLES		2,896
ENERGY - 0.8%
Energy Equipment & Services - 0.1%
Hanover Compressor Co.:
0% 3/31/07	190	160
8.625% 12/15/10	50	54
9% 6/1/14	100	110
Parker Drilling Co.:
6.54% 9/1/10 (f)(i)	160	160
9.625% 10/1/13	75	83
Pride International, Inc. 7.375% 7/15/14 (f)	20	22
SESI LLC 8.875% 5/15/11	140	152
		741
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - 0.7%
Amerada Hess Corp.:
6.65% 8/15/11	$ 90	$ 99
7.125% 3/15/33	235	252
7.375% 10/1/09	355	399
Belden & Blake Corp. 8.75% 7/15/12 (f)	245	260
Canadian Oil Sands Ltd. 4.8% 8/10/09 (f)	810	821
Chesapeake Energy Corp.:
8.125% 4/1/11	100	109
9% 8/15/12	50	57
Empresa Nacional de Petroleo 6.75% 11/15/12 (f)	475	530
Enterprise Products Operating LP:
4% 10/15/07 (f)(g)	605	608
4.625% 10/15/09 (f)(g)	300	302
5.6% 10/15/14 (f)(g)	235	237
General Maritime Corp. 10% 3/15/13	340	386
Kerr-McGee Corp. 7.875% 9/15/31	950	1,123
Newfield Exploration Co. 6.625% 9/1/14 (f)	160	166
Overseas Shipholding Group, Inc. 8.25% 3/15/13	330	365
Plains Exploration & Production Co.:
Series B, 8.75% 7/1/12	90	101
8.75% 7/1/12	15	17
Range Resources Corp. 7.375% 7/15/13	155	164
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (f)	610	718
Ship Finance International Ltd. 8.5% 12/15/13	545	545
Teekay Shipping Corp. 8.875% 7/15/11	350	399
The Coastal Corp.:
6.375% 2/1/09	95	90
6.5% 6/1/08	50	49
7.75% 6/15/10	260	260
7.75% 10/15/35	180	155
9.625% 5/15/12	735	770
Williams Companies, Inc.:
7.125% 9/1/11	875	960
7.5% 1/15/31	350	352
		10,294
TOTAL ENERGY		11,035
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - 5.4%
Capital Markets - 0.3%
Bank of New York Co., Inc.:
3.4% 3/15/13 (i)	$ 360	$ 353
4.25% 9/4/12 (i)	415	420
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (f)	420	454
Goldman Sachs Group, Inc. 5.25% 10/15/13	800	805
Morgan Stanley 4.75% 4/1/14	2,600	2,517
		4,549
Commercial Banks - 0.9%
Bank of America Corp.:
7.4% 1/15/11	4,240	4,941
7.8% 2/15/10	3,560	4,182
Export-Import Bank of Korea:
4.125% 2/10/09 (f)	170	170
5.25% 2/10/14 (f)	615	623
Korea Development Bank:
3.875% 3/2/09	1,250	1,238
4.75% 7/20/09	540	553
Wachovia Corp. 6.15% 3/15/09	500	543
		12,250
Consumer Finance - 0.7%
Capital One Bank:
4.875% 5/15/08	650	673
6.5% 6/13/13	470	514
Ford Motor Credit Co. 7.875% 6/15/10	1,000	1,115
General Electric Capital Corp. 3.5% 5/1/08	500	500
General Motors Acceptance Corp. 7.75% 1/19/10	2,680	2,945
Household Finance Corp.:
6.375% 10/15/11	650	716
6.375% 11/27/12	455	504
6.75% 5/15/11	350	394
Household International, Inc. 8.875% 2/15/08	1,225	1,320
MBNA Corp. 6.25% 1/17/07	580	614
		9,295
Diversified Financial Services - 2.0%
Ahold Finance USA, Inc.:
6.25% 5/1/09	50	52
8.25% 7/15/10	410	459
Cellu Tissue Holdings, Inc. 9.75% 3/15/10 (f)	120	122
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Deutsche Telekom International Finance BV 8.75% 6/15/30	$ 1,400	$ 1,810
Financement Quebec 5% 10/25/12	8,275	8,569
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	340	386
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10 (f)	185	204
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (f)	300	311
Ispat Inland ULC 9.75% 4/1/14	300	330
J.P. Morgan Chase & Co. 6.75% 2/1/11	3,450	3,881
Jostens Holding Corp. 0% 12/1/13 (d)	120	82
Jostens IH Corp. 7.625% 10/1/12 (f)	70	70
Leucadia National Corp. 7% 8/15/13	130	129
Midland Funding Corp. II 11.75% 7/23/05	91	97
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (f)	2,030	2,094
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	130	139
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	30	33
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	85	87
Petronas Capital Ltd.:
7% 5/22/12 (f)	1,650	1,880
7.875% 5/22/22 (f)	1,100	1,317
Prime Property Funding II 6.25% 5/15/07 (f)	435	465
Qwest Capital Funding, Inc.:
7% 8/3/09	230	212
7.75% 8/15/06	240	241
Rabobank Capital Funding Trust II 5.26% 12/31/49 (f)(i)	1,215	1,226
Sensus Metering Systems, Inc. 8.625% 12/15/13	125	127
Sprint Capital Corp. 8.375% 3/15/12	275	333
Stone Container Finance Co. 7.375% 7/15/14 (f)	80	84
Telecom Italia Capital:
4% 11/15/08 (f)	420	422
5.25% 11/15/13 (f)	270	275
U.S. West Capital Funding, Inc. 6.375% 7/15/08	295	272
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	320	373
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Verizon Global Funding Corp. 7.25% 12/1/10	$ 1,300	$ 1,499
Western Financial Bank 9.625% 5/15/12	475	537
		28,118
Insurance - 0.3%
Crum & Forster Holdings Corp. 10.375% 6/15/13	225	237
Oil Insurance Ltd. 5.15% 8/15/33 (f)(i)	650	661
Principal Life Global Funding I 5.125% 6/28/07 (f)	1,800	1,883
Provident Companies, Inc. 7% 7/15/18	25	24
QBE Insurance Group Ltd. 5.647% 7/1/23 (f)(i)	525	517
UnumProvident Corp.:
6.75% 12/15/28	55	50
7.375% 6/15/32	55	53
7.625% 3/1/11	200	214
		3,639
Real Estate - 0.7%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12 (f)	250	263
CarrAmerica Realty Corp. 5.25% 11/30/07	500	523
CenterPoint Properties Trust:
4.75% 8/1/10	1,200	1,216
5.25% 7/15/11	900	918
EOP Operating LP:
6.763% 6/15/07	1,300	1,401
7.75% 11/15/07	2,860	3,194
Gables Realty LP 5.75% 7/15/07	250	264
La Quinta Properties, Inc. 7% 8/15/12 (f)	190	201
Mack-Cali Realty LP 7.25% 3/15/09	200	224
Omega Healthcare Investors, Inc. 7% 4/1/14 (f)	140	142
Senior Housing Properties Trust:
7.875% 4/15/15	130	141
8.625% 1/15/12	245	273
Simon Property Group LP 4.875% 8/15/10 (f)	1,115	1,130
		9,890
Thrifts & Mortgage Finance - 0.5%
Abbey National PLC 6.69% 10/17/05	5,000	5,190
Countrywide Home Loans, Inc. 4% 3/22/11	300	291
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Independence Community Bank Corp. 3.75% 4/1/14 (i)	$ 370	$ 359
Washington Mutual, Inc. 4.625% 4/1/14	1,200	1,147
		6,987
TOTAL FINANCIALS		74,728
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.1%
Fisher Scientific International, Inc.:
6.75% 8/15/14 (f)	60	63
8% 9/1/13	175	196
8.125% 5/1/12	40	45
PerkinElmer, Inc. 8.875% 1/15/13	385	435
		739
Health Care Providers & Services - 0.1%
AmerisourceBergen Corp.:
7.25% 11/15/12	45	49
8.125% 9/1/08	70	78
Concentra Operating Corp.:
9.125% 6/1/12 (f)	30	33
9.5% 8/15/10	80	88
Genesis HealthCare Corp. 8% 10/15/13	85	92
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	260	277
PacifiCare Health Systems, Inc. 10.75% 6/1/09	173	199
Psychiatric Solutions, Inc. 10.625% 6/15/13	70	79
Tenet Healthcare Corp.:
6.375% 12/1/11	455	406
6.5% 6/1/12	45	40
7.375% 2/1/13	390	363
		1,704
Pharmaceuticals - 0.0%
Biovail Corp. yankee 7.875% 4/1/10	230	235
TOTAL HEALTH CARE		2,678
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.1%
Bombardier, Inc.:
6.3% 5/1/14 (f)	385	333
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Bombardier, Inc.: - continued
7.45% 5/1/34 (f)	$ 1,220	$ 1,026
Orbital Sciences Corp. 9% 7/15/11	95	105
Primus International, Inc. 10.5% 4/15/09 (f)	110	111
		1,575
Airlines - 0.2%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	300	263
6.977% 11/23/22	23	20
7.324% 4/15/11	55	43
7.377% 5/23/19	184	105
7.379% 5/23/16	160	91
7.8% 4/1/08	145	121
8.608% 10/1/12	85	72
AMR Corp. 9% 8/1/12	205	127
Continental Airlines, Inc. 7.875% 7/2/18	180	168
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	15	12
6.795% 2/2/20	47	37
6.9% 7/2/18	114	88
6.954% 2/2/11	21	16
7.73% 9/15/12	35	25
7.82% 4/15/15	44	33
8.307% 10/2/19	45	36
8.321% 11/1/06	15	14
Delta Air Lines, Inc. 7.9% 12/15/09	110	32
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	1,135	1,019
7.779% 1/2/12	63	22
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	57	45
7.67% 1/2/15	162	129
		2,518
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10	155	171
Nortek, Inc. 8.5% 9/1/14 (f)	180	188
		359
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
5.75% 2/15/11	$ 100	$ 95
6.375% 4/15/11	145	142
9.25% 9/1/12	105	117
Browning-Ferris Industries, Inc. 6.375% 1/15/08	260	267
		621
Construction & Engineering - 0.0%
Amsted Industries, Inc. 10.25% 10/15/11 (f)	230	254
Machinery - 0.1%
Dresser, Inc. 9.375% 4/15/11	405	444
Invensys PLC 9.875% 3/15/11 (f)	515	529
Navistar International Corp. 7.5% 6/15/11	60	64
SPX Corp.:
6.25% 6/15/11	15	15
7.5% 1/1/13	155	158
		1,210
Marine - 0.0%
OMI Corp. 7.625% 12/1/13	370	383
Road & Rail - 0.0%
Kansas City Southern Railway Co. 7.5% 6/15/09	345	352
TFM SA de CV yankee:
10.25% 6/15/07	35	36
11.75% 6/15/09	130	131
		519
TOTAL INDUSTRIALS		7,439
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Lucent Technologies, Inc.:
5.5% 11/15/08	150	149
6.45% 3/15/29	75	60
		209
Computers & Peripherals - 0.1%
NCR Corp. 7.125% 6/15/09	895	993
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	$ 340	$ 354
Flextronics International Ltd. 6.5% 5/15/13	500	510
		864
IT Services - 0.0%
Electronic Data Systems Corp. 6% 8/1/13	105	106
Iron Mountain, Inc. 8.625% 4/1/13	35	38
		144
Office Electronics - 0.1%
Xerox Corp.:
6.875% 8/15/11	470	491
7.125% 6/15/10	350	371
7.2% 4/1/16	70	72
7.625% 6/15/13	195	211
9.75% 1/15/09	70	82
		1,227
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor, Inc.:
4.38% 7/15/09 (f)(i)	150	155
6.875% 7/15/11 (f)	205	213
7.125% 7/15/14 (f)	60	62
		430
TOTAL INFORMATION TECHNOLOGY		3,867
MATERIALS - 0.9%
Chemicals - 0.4%
Berry Plastics Corp. 10.75% 7/15/12	210	237
Borden US Finance Corp./Nova Scotia Finance ULC:
6.43% 7/15/10 (f)(i)	120	123
9% 7/15/14 (f)	155	164
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	115	124
10.125% 9/1/08	105	118
10.625% 5/1/11	410	465
HMP Equity Holdings Corp. 0% 5/15/08	205	129
Huntsman ICI Chemicals LLC 10.125% 7/1/09	345	362
Huntsman ICI Holdings LLC 0% 12/31/09	120	64
Huntsman International LLC 9.875% 3/1/09	155	169
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Huntsman LLC:
8.8% 7/15/11 (f)(i)	$ 220	$ 232
11.5% 7/15/12 (f)	120	132
Lubrizol Corp.:
4.625% 10/1/09	485	485
5.5% 10/1/14	270	268
6.5% 10/1/34	340	332
Lyondell Chemical Co.:
9.5% 12/15/08	400	435
9.625% 5/1/07	180	194
9.875% 5/1/07	225	237
10.875% 5/1/09	280	296
Millennium America, Inc.:
9.25% 6/15/08	265	290
9.25% 6/15/08 (f)	70	77
NOVA Chemicals Corp.:
6.5% 1/15/12	60	62
7.4% 4/1/09	60	65
Pliant Corp. 0% 6/15/09 (d)	165	139
		5,199
Construction Materials - 0.0%
Texas Industries, Inc. 10.25% 6/15/11	280	321
Containers & Packaging - 0.1%
Anchor Glass Container Corp. 11% 2/15/13	235	266
BWAY Corp. 10% 10/15/10	105	113
Crown European Holdings SA:
9.5% 3/1/11	20	22
10.875% 3/1/13	195	227
Graphic Packaging International, Inc. 8.5% 8/15/11	100	111
Owens-Brockway Glass Container, Inc.:
8.25% 5/15/13	190	202
8.875% 2/15/09	85	92
Owens-Illinois, Inc.:
7.35% 5/15/08	335	346
7.5% 5/15/10	285	294
Sealed Air Corp. 5.625% 7/15/13 (f)	105	108
		1,781
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 0.1%
AK Steel Corp.:
7.75% 6/15/12	$ 225	$ 220
7.875% 2/15/09	70	69
Allegheny Technologies, Inc. 8.375% 12/15/11	215	229
Century Aluminum Co. 7.5% 8/15/14 (f)	135	142
Compass Minerals International, Inc.:
0% 12/15/12 (d)	35	29
0% 6/1/13 (d)	135	107
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (f)	260	287
CSN Islands VII Corp. 10.75% 9/12/08 (f)	180	200
CSN Islands VIII Corp. 9.75% 12/16/13 (f)	70	70
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	55	53
10.125% 2/1/10	180	203
International Steel Group, Inc. 6.5% 4/15/14 (f)	185	185
Peabody Energy Corp. 6.875% 3/15/13	120	129
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12 (f)	190	189
		2,112
Paper & Forest Products - 0.3%
Abitibi-Consolidated, Inc.:
5.38% 6/15/11 (i)	175	177
7.75% 6/15/11	120	124
Boise Cascade Corp. 7.68% 3/29/06	830	881
Bowater, Inc. 4.88% 3/15/10 (i)	150	150
Buckeye Technologies, Inc. 8.5% 10/1/13	135	145
Georgia-Pacific Corp.:
8% 1/15/14	300	342
8% 1/15/24	170	192
8.875% 2/1/10	5	6
9.5% 12/1/11	140	175
International Paper Co.:
4.25% 1/15/09	120	120
5.5% 1/15/14	305	312
Norske Skog Canada Ltd.:
7.375% 3/1/14	70	73
8.625% 6/15/11	235	254
Stone Container Corp.:
8.375% 7/1/12	100	111
9.75% 2/1/11	225	250
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
Tembec Industries, Inc.:
7.75% 3/15/12	$ 90	$ 91
8.5% 2/1/11	175	184
yankee 8.625% 6/30/09	115	118
		3,705
TOTAL MATERIALS		13,118
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
Alaska Communications Systems Holdings, Inc. 9.375% 5/15/09	50	47
BellSouth Corp. 6.55% 6/15/34	500	526
British Telecommunications PLC 8.875% 12/15/30	850	1,117
Empresa Brasileira de Telecomm SA 11% 12/15/08	245	271
Eschelon Operating Co. 8.375% 3/15/10	55	44
France Telecom SA 8.75% 3/1/11	660	790
GCI, Inc. 7.25% 2/15/14	280	274
KT Corp. 5.875% 6/24/14 (f)	505	528
NTL Cable PLC:
6.61% 10/15/12 (f)(i)	100	103
8.75% 4/15/14 (f)	400	432
Qwest Communications International, Inc. 7.25% 2/15/11 (f)	125	118
Qwest Corp.:
7.875% 9/1/11 (f)	55	57
9.125% 3/15/12 (f)	130	143
Qwest Services Corp.:
14% 12/15/10 (f)(i)	160	188
14.5% 12/15/14 (f)(i)	138	167
SBC Communications, Inc.:
5.875% 2/1/12	500	534
6.45% 6/15/34	1,300	1,337
Telenet Group Holding NV 0% 6/15/14 (d)(f)	275	202
TELUS Corp. yankee 8% 6/1/11	1,775	2,080
U.S. West Communications:
7.2% 11/10/26	30	26
7.5% 6/15/23	135	123
		9,107
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.2%
America Movil SA de CV:
4.125% 3/1/09 (f)	$ 335	$ 327
5.5% 3/1/14 (f)	305	295
AT&T Wireless Services, Inc. 7.875% 3/1/11	600	711
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	165	189
Millicom International Cellular SA 10% 12/1/13 (f)	625	625
Nextel Communications, Inc.:
5.95% 3/15/14	50	49
6.875% 10/31/13	435	451
Rogers Wireless, Inc. 9.625% 5/1/11	355	395
		3,042
TOTAL TELECOMMUNICATION SERVICES		12,149
UTILITIES - 1.1%
Electric Utilities - 0.7%
AES Gener SA 7.5% 3/25/14 (f)	235	236
Duke Capital LLC:
4.37% 3/1/09	305	308
6.25% 2/15/13	1,000	1,076
6.75% 2/15/32	1,475	1,554
Exelon Generation Co. LLC 5.35% 1/15/14	650	664
FirstEnergy Corp. 7.375% 11/15/31	1,355	1,522
Illinois Power Co. 7.5% 6/15/09	580	661
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	315	322
5.875% 10/1/12	545	575
Monongahela Power Co. 5% 10/1/06	375	388
Nevada Power Co. 6.5% 4/15/12 (f)	25	26
Progress Energy, Inc. 7.1% 3/1/11	1,065	1,202
Sierra Pacific Power Co. 6.25% 4/15/12 (f)	80	82
TECO Energy, Inc.:
7% 5/1/12	130	136
7.2% 5/1/11	275	292
		9,044
Gas Utilities - 0.0%
Sonat, Inc.:
6.625% 2/1/08	250	244
6.75% 10/1/07	110	110
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - continued
Sonat, Inc.: - continued
7.625% 7/15/11	$ 200	$ 195
Tennessee Gas Pipeline Co. 7% 3/15/27	60	62
		611
Multi-Utilities & Unregulated Power - 0.4%
AES Corp.:
7.75% 3/1/14	170	174
8.375% 8/15/07	65	65
8.75% 6/15/08	300	324
8.875% 2/15/11	269	298
9.375% 9/15/10	89	100
9.5% 6/1/09	76	85
CMS Energy Corp.:
7.5% 1/15/09	80	84
8.5% 4/15/11	70	76
8.9% 7/15/08	205	223
9.875% 10/15/07	90	100
Constellation Energy Group, Inc. 6.35% 4/1/07	660	706
Dominion Resources, Inc. 6.25% 6/30/12	2,185	2,373
NRG Energy, Inc. 8% 12/15/13 (f)	490	524
Sierra Pacific Resources 8.625% 3/15/14 (f)	120	130
		5,262
TOTAL UTILITIES		14,917
TOTAL NONCONVERTIBLE BONDS (Cost $158,768)		165,493
U.S. Government and Government Agency Obligations - 13.3%

U.S. Government Agency Obligations - 7.7%
Fannie Mae:
2.15% 4/13/06	6,250	6,209
2.375% 12/15/05	27,000	26,975
2.5% 6/15/06	32,300	32,187
3% 3/2/07	10,000	10,002
3.125% 7/15/06	11,835	11,921
Freddie Mac:
2.7% 3/16/07	3,600	3,575
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
2.875% 5/15/07	$ 2,000	$ 1,992
5.25% 11/5/12	5,985	6,096
5.875% 3/21/11	5,760	6,253
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	1,482	1,568
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.63% 8/1/14	1,000	1,040
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		107,818
U.S. Treasury Inflation Protected Obligations - 1.7%
U.S. Treasury Inflation-Indexed Bonds 3.375% 4/15/32	6,403	8,118
U.S. Treasury Inflation-Indexed Notes:
2% 1/15/14	11,276	11,546
4.25% 1/15/10	3,377	3,920
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		23,584
U.S. Treasury Obligations - 3.9%
U.S. Treasury Bills, yield at date of purchase 1.44% to 1.65% 11/4/04 to 12/9/04 (h)	4,250	4,238
U.S. Treasury Bonds:
6.25% 5/15/30	5,250	6,231
7.875% 2/15/21	15,260	20,649
U.S. Treasury Notes:
2.5% 5/31/06	14,000	14,006
6.5% 2/15/10	8,205	9,415
TOTAL U.S. TREASURY OBLIGATIONS		54,539
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $184,072)		185,941
U.S. Government Agency - Mortgage Securities - 11.7%

Fannie Mae - 11.3%
4% 6/1/18 to 5/1/19	8,984	8,773
4.5% 10/1/18 to 10/1/33	36,201	35,516
5% 7/1/18 to 7/1/34	26,283	26,259
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
5.5% 12/1/13 to 9/1/34	$ 60,270	$ 61,247
6% 4/1/09 to 1/1/34	1,712	1,788
6.5% 5/1/13 to 8/1/34	19,065	20,043
7% 1/1/13 to 2/1/29	2,702	2,872
7.5% 10/1/09 to 11/1/31	1,087	1,165
11.5% 11/1/15	59	67
TOTAL FANNIE MAE		157,730
Freddie Mac - 0.0%
5% 11/1/33	96	96
7.5% 8/1/28 to 8/1/31	162	174
8.5% 3/1/22 to 5/1/22	4	5
12% 11/1/19	22	25
TOTAL FREDDIE MAC		300
Government National Mortgage Association - 0.4%
6.5% 11/15/08 to 3/15/29	2,126	2,254
7% 3/15/28 to 9/15/32	1,849	1,973
7.5% 5/15/22 to 8/15/28	542	586
8.5% 8/15/29 to 11/15/29	309	340
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		5,153
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $161,172)		163,183
Asset-Backed Securities - 1.7%

Accredited Mortgage Loan Trust Series 2003-2 Class A1, 4.23% 10/25/33	493	490
ACE Securities Corp. Series 2004-OP1:
Class M1, 2.36% 4/25/34 (i)	280	280
Class M2, 2.89% 4/25/34 (i)	395	396
AmeriCredit Automobile Receivables Trust:
Series 2003-AM Class A4B, 2.1563% 11/6/09 (i)	300	302
Series 2003-BX Class A4B, 1.92% 1/6/10 (i)	200	201
Ameriquest Mortgage Securities, Inc.:
Series 2002-AR1 Class M2, 2.915% 9/25/32 (i)	105	106
Series 2003-3 Class M1, 2.64% 3/25/33 (i)	330	331
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Amortizing Residential Collateral Trust:
Series 2002-BC6 Class A2, 2.19% 8/25/32 (i)	$ 434	$ 434
Series 2002-BC7 Class M1, 2.415% 10/25/32 (i)	1,790	1,803
Argent Securities, Inc. Series 2003-W3 Class M2, 3.64% 9/25/33 (i)	3,000	3,084
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE2:
Class A2, 1.98% 4/15/33 (i)	277	278
Class M1, 2.5% 4/15/33 (i)	390	394
Associates Automobile Receivables Trust Series 2000-1 Class B, 7.83% 8/15/07	368	371
Bayview Financial Asset Trust Series 2000-F Class A, 2.14% 9/28/43 (i)	2,025	2,030
Capital One Auto Finance Trust Series 2003-A Class A4B, 2.04% 1/15/10 (i)	580	583
Capital One Master Trust Series 2002-3A Class B, 4.55% 2/15/08	1,800	1,814
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 2.44% 7/15/08 (i)	690	693
Series 2003-B1 Class B1, 2.93% 2/17/09 (i)	685	695
Series 2003-B2 Class B2, 3.5% 2/17/09	360	363
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.74% 10/25/33 (i)	160	165
Chase Credit Card Master Trust Series 2003-6 Class B, 2.11% 2/15/11 (i)	565	568
Countrywide Home Loans, Inc. Series 2002-6 Class AV1, 2.27% 5/25/33 (i)	522	523
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class C, 6.667% 6/28/38 (f)	415	428
Fieldstone Mortgage Investment Corp. Series 2004-2 Class M2, 2.99% 7/25/34 (i)	605	605
First USA Secured Note Trust Series 2001-3 Class C, 2.86% 11/19/08 (f)(i)	690	695
Home Equity Asset Trust Series 2003-4:
Class M1, 2.64% 10/25/33 (i)	215	217
Class M2, 3.74% 10/25/33 (i)	255	260
Home Equity Asset Trust NIMS Trust Series 2003-2N Class A, 8% 9/27/33 (f)	48	48
Household Private Label Credit Card Master Note Trust I Series 2002-3 Class B, 2.85% 9/15/09 (i)	510	515
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 2.59% 7/25/33 (i)	470	474
Class M2, 3.69% 7/25/33 (i)	240	246
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 2.135% 10/15/08 (i)	$ 500	$ 501
Series 2001-B2 Class B2, 2.12% 1/15/09 (i)	500	502
Series 2002-B2 Class B2, 2.14% 10/15/09 (i)	500	502
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 2.715% 12/27/32 (i)	115	117
Series 2003-HE1 Class M2, 3.74% 5/25/33 (i)	345	350
Series 2003-NC6 Class M2, 3.79% 6/27/33 (i)	800	818
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1 Class M2, 3.015% 2/25/32 (i)	410	413
Series 2002-NC3 Class M1, 2.56% 8/25/32 (i)	90	91
New Century Home Equity Loan Trust Series 2003-2 Class A2, 2.27% 1/25/33 (i)	225	225
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	286	287
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (f)	244	242
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 2.2% 2/25/34 (i)	110	110
TOTAL ASSET-BACKED SECURITIES (Cost $23,325)		23,550
Collateralized Mortgage Obligations - 0.5%

Private Sponsor - 0.2%
Adjustable Rate Mortgage Trust floater Series 2004-1 Clas 9A2, 2.24% 1/25/34 (i)	745	745
CS First Boston Mortgage Securities Corp. Series 2003-TFLA Class F, 2.2233% 4/15/13 (f)(i)	230	232
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	115	120
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2003-A Class 2A1, 2.23% 3/25/28 (i)	709	711
Series 2003-E Class XA1, 1% 10/25/28 (i)(k)	3,700	55
Series 2003-G Class XA1, 1% 1/25/29 (k)	3,313	51
Series 2003-H Class XA1, 1% 1/25/29 (f)(k)	2,993	47
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	448	466
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1:
Class B3, 3.0238% 6/10/35 (f)(i)	171	175
Class B4, 3.2238% 6/10/35 (f)(i)	152	155
Class B5, 3.8238% 6/10/35 (f)(i)	103	105
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1: - continued
Class B6, 4.3238% 6/10/35 (f)(i)	$ 64	$ 65
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (f)(k)	12,611	127
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	98	103
TOTAL PRIVATE SPONSOR		3,157
U.S. Government Agency - 0.3%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	900	955
Series 1999-57 Class PH, 6.5% 12/25/29	800	844
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class:
Series 2001-7 Class PQ, 6% 10/25/15	887	907
Series 2002-64 Class PC, 5.5% 12/25/26	450	459
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class Series 2435 Class EL, 6% 9/15/27	6	6
sequential pay Series 2750 Class ZT, 5% 2/15/34	453	403
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8703% 10/16/23 (i)	85	91
TOTAL U.S. GOVERNMENT AGENCY		3,665
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,497)		6,822
Commercial Mortgage Securities - 2.3%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	657	687
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (i)(k)	6,665	388
Banc of America Large Loan, Inc. floater Series 2003-BBA2:
Class A3, 2.08% 11/15/15 (f)(i)	295	295
Class C, 2.23% 11/15/15 (f)(i)	60	60
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Banc of America Large Loan, Inc. floater Series 2003-BBA2: - continued
Class D, 2.31% 11/15/15 (f)(i)	$ 95	$ 96
Class F, 2.66% 11/15/15 (f)(i)	70	71
Class H, 3.16% 11/15/15 (f)(i)	60	60
Class J, 3.71% 11/15/15 (f)(i)	65	66
Class K, 4.36% 11/15/15 (f)(i)	55	56
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 2.42% 8/25/33 (f)(i)	524	528
Series 2004-2 Class A, 2.27% 8/25/34 (f)(i)	673	674
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class C, 4.937% 5/14/16 (f)	370	379
Class D, 4.986% 5/14/16 (f)	135	138
Class E, 5.064% 5/14/16 (f)	415	424
Class F, 5.182% 5/14/16 (f)	100	102
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	545	577
Class B, 7.48% 2/1/08	680	751
Chase Commercial Mortgage Securities Corp.:
Series 1999-2:
Class E, 7.734% 1/15/32	205	233
Class F, 7.734% 1/15/32	110	123
Series 2001-245 Class A2, 6.4842% 2/12/16 (f)(i)	250	275
COMM floater Series 2002-FL7:
Class A2, 1.95% 11/15/14 (f)(i)	247	247
Class D, 2.17% 11/15/14 (f)(i)	150	150
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class D, 2.4981% 9/15/14 (g)(i)	55	55
Class E, 2.5581% 9/15/14 (g)(i)	75	75
Class F, 2.6581% 9/15/14 (g)(i)	60	60
Class G, 2.8381% 9/15/14 (g)(i)	140	140
Class H, 2.9381% 9/15/14 (g)(i)	145	145
Class J, 3.4581% 9/15/14 (g)(i)	50	50
Class K, 3.8581% 9/15/14 (g)(i)	80	80
Class L, 4.0581% 9/15/14 (g)(i)	65	65
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1998-C1 Class A1B, 6.48% 5/17/40	645	703
Series 2003-C4 Class A3, 4.7% 8/15/36 (i)	320	327
Series 1997-C2 Class D, 7.27% 1/17/35	1,220	1,364
Series 1998-C1 Class D, 7.17% 5/17/40	205	230
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CS First Boston Mortgage Securities Corp.: - continued
Series 2003-C3 Class ASP, 2.0628% 5/15/38 (f)(i)(k)	$ 6,520	$ 483
Series 2004-C1 Class ASP, 1.2148% 1/15/37 (f)(i)(k)	5,155	220
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,500	1,665
DLJ Commercial Mortgage Corp. sequential pay Series 1999-CG2 Class A1A, 6.88% 6/10/32	865	916
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (f)	1,000	1,064
Class C1, 7.52% 5/15/06 (f)	700	746
First Union National Bank-Chase Manhattan Bank Commercial Mortgage Trust Series 1999-C2 Class C, 6.944% 6/15/31	525	586
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay:
Series 2002-26 Class C, 5.996% 2/16/24 (i)	610	656
Series 2003-87 Class C, 5.3178% 8/16/32 (i)	1,000	1,043
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay Series 2003-47 Class C, 4.227% 10/16/27	645	641
Series 2003-47 Class XA, 0.2398% 6/16/43 (i)(k)	2,015	107
GMAC Commercial Mortgage Securities, Inc. sequential pay Series 1997-C2 Class A3, 6.566% 4/15/29	605	651
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (f)	555	564
Series 2003-C1 Class XP, 2.3678% 7/5/35 (f)(i)(k)	3,317	284
GS Mortgage Securities Corp. II:
sequential pay:
Series 1998-GLII Class A2, 6.562% 4/13/31	130	141
Series 2001-LIBA Class A2, 6.615% 2/14/16 (f)	415	460
Series 1998-GLII Class E, 7.1905% 4/13/31 (i)	350	371
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay:
Series 1998-C6 Class A3, 6.613% 1/15/30	1,100	1,190
Series 1999-C7 Class A2, 6.507% 10/15/35	380	417
LB Commercial Conduit Mortgage Trust:
Series 1998-C1 Class B, 6.59% 2/18/30	360	393
Series 1999-C1 Class B, 6.93% 6/15/31	159	177
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2001-C3 Class A1, 6.058% 6/15/20	1,497	1,599
Series 2003-C5 Class A2, 3.478% 7/15/27	1,000	993
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (f)	700	646
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (f)	$ 239	$ 241
Morgan Stanley Capital I, Inc.:
sequential pay Series 1999-WF1 Class A2, 6.21% 11/15/31	160	173
Series 1999-RM1 Class E, 7.2138% 12/15/31 (i)	824	920
Morgan Stanley Dean Witter Capital I Trust Series 2003-HQ2 Class X2, 1.626% 3/12/35 (f)(i)(k)	3,570	234
Salomon Brothers Mortgage Securities VII, Inc. sequential pay Series 2000-C3 Class A2, 6.592% 12/18/33	480	536
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	1,150	1,238
Series 1:
Class D2, 6.992% 11/15/07 (f)	1,100	1,199
Class E2, 7.224% 11/15/07 (f)	660	718
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C4, 6.893% 5/15/16 (f)	800	909
Class E3, 7.253% 3/15/13 (f)	540	581
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $31,481)		32,436
Foreign Government and Government Agency Obligations - 0.6%

Chilean Republic:
5.625% 7/23/07	300	316
7.125% 1/11/12	2,065	2,370
State of Israel 4.625% 6/15/13	510	491
United Mexican States:
6.75% 9/27/34	840	827
7.5% 4/8/33	2,600	2,734
8% 9/24/22	800	902
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,160)		7,640
Fixed-Income Funds - 0.6%
	Shares
Fidelity Ultra-Short Central Fund (j) (Cost $8,283)	83,198	8,280
Money Market Funds - 32.7%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.74% (b)	318,573,356	$ 318,573
Fidelity Money Market Central Fund, 1.74% (b)	135,550,134	135,550
Fidelity Securities Lending Cash Central Fund, 1.71% (b)(c)	2,665,600	2,666
TOTAL MONEY MARKET FUNDS (Cost $456,789)		456,789
Cash Equivalents - 5.2%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.72%, dated 9/30/04 due 10/1/04) (Cost $71,927)	$ 71,930	71,927
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,373,211)		1,407,399
NET OTHER ASSETS - (0.9)%		(12,399)
NET ASSETS - 100%		$ 1,395,000
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
246 S&P 500 Index Contracts	Dec. 2004	$ 68,566	$ (718)
The face value of futures purchased as a percentage of net assets - 4.9%
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	$ 2,000	$ 7
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Lehman Brothers, Inc.	April 2005	2,000	0
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 45 basis points with Deutsche Bank	May 2005	4,000	5
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 45 basis points with Lehman Brothers, Inc.	Nov. 2004	10,000	10
Receive monthly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 32 basis points with Bank of America	Nov. 2004	2,485	10
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America	Dec. 2004	1,900	8
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	Nov. 2004	3,000	103
		$ 25,385	$ 143
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $46,195,000 or 3.3% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,238,000.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(l) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
Income Tax Information
At September 30, 2004, the fund had a capital loss carryforward of approximately $6,868,000 all of which will expire on September 30, 2010.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	September 30, 2004

Assets
Investment in securities, at value (including securities loaned of $2,518 and repurchase agreements of $71,927) (cost $1,373,211) - See accompanying schedule		$ 1,407,399
Cash		132
Foreign currency held at value (cost $317)		317
Receivable for investments sold		3,697
Receivable for fund shares sold		2,649
Dividends receivable		195
Interest receivable		6,087
Swap agreements, at value		143
Prepaid expenses		1
Other receivables		88
Total assets		1,420,708

Liabilities
Payable for investments purchased Regular delivery	$ 10,280
Delayed delivery	1,967
Payable for fund shares redeemed	9,973
Accrued management fee	492
Payable for daily variation on futures contracts	18
Other affiliated payables	198
Other payables and accrued expenses	114
Collateral on securities loaned, at value	2,666
Total liabilities		25,708

Net Assets		$ 1,395,000
Net Assets consist of:
Paid in capital		$ 1,365,403
Undistributed net investment income		4,666
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,682)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,613
Net Assets, for 113,901 shares outstanding		$ 1,395,000
Net Asset Value, offering price and redemption price per share ($1,395,000 ÷ 113,901 shares)		$ 12.25

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2004

Investment Income
Dividends		$ 2,464
Interest		27,213
Security lending		37
Total income		29,714

Expenses
Management fee	$ 5,138
Transfer agent fees	1,719
Accounting and security lending fees	404
Non-interested trustees' compensation	7
Custodian fees and expenses	64
Registration fees	86
Audit	63
Legal	6
Miscellaneous	70
Total expenses before reductions	7,557
Expense reductions	(220)	7,337
Net investment income (loss)		22,377
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	42,170
Foreign currency transactions	(71)
Futures contracts	2,702
Swap agreements	803
Total net realized gain (loss)		45,604
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,726)
Futures contracts	(413)
Swap agreements	150
Total change in net unrealized appreciation (depreciation)		(5,989)
Net gain (loss)		39,615
Net increase (decrease) in net assets resulting from operations		$ 61,992

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2004	Year ended September 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,377	$ 22,714
Net realized gain (loss)	45,604	8,865
Change in net unrealized appreciation (depreciation)	(5,989)	79,429
Net increase (decrease) in net assets resulting from operations	61,992	111,008
Distributions to shareholders from net investment income	(22,235)	(22,996)
Share transactions Proceeds from sales of shares	697,430	389,005
Reinvestment of distributions	21,050	21,757
Cost of shares redeemed	(334,219)	(376,917)
Net increase (decrease) in net assets resulting from share transactions	384,261	33,845
Total increase (decrease) in net assets	424,018	121,857

Net Assets
Beginning of period	970,982	849,125
End of period (including undistributed net investment income of $4,666 and undistributed net investment income of $3,989, respectively)	$ 1,395,000	$ 970,982
Other Information Shares
Sold	57,313	34,315
Issued in reinvestment of distributions	1,739	1,963
Redeemed	(27,452)	(33,996)
Net increase (decrease)	31,600	2,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.80	$ 10.61	$ 11.13	$ 12.24	$ 12.15
Income from Investment Operations
Net investment income (loss)B	.23	.30	.43	.59	.65
Net realized and unrealized gain (loss)	.45	1.19	(.52)	(.87)	.30
Total from investment operations	.68	1.49	(.09)	(.28)	.95
Distributions from net investment income	(.23)	(.30)	(.43)	(.61)	(.65)
Distributions from net realized gain	-	-	-	(.22)	(.21)
Total distributions	(.23)	(.30)	(.43)	(.83)	(.86)
Net asset value, end of period	$ 12.25	$ 11.80	$ 10.61	$ 11.13	$ 12.24
Total ReturnA	5.80%	14.26%	(.92)%	(2.40)%	8.10%
Ratios to Average Net AssetsC
Expenses before expense reductions	.63%	.64%	.64%	.64%	.65%
Expenses net of voluntary waivers, if any	.63%	.64%	.64%	.64%	.65%
Expenses net of all reductions	.61%	.61%	.63%	.62%	.62%
Net investment income (loss)	1.86%	2.69%	3.90%	5.10%	5.36%
Supplemental Data
Net assets, end of period (in millions)	$ 1,395	$ 971	$ 849	$ 916	$ 818
Portfolio turnover rate	232%	276%	164%	164%	140%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Asset Manager: Income (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, swap agreements, foreign currency transactions, certain foreign taxes, prior period premium and discount on debt securities, market discount, non-taxable dividends, financing transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 45,739
Unrealized depreciation	(13,545)
Net unrealized appreciation (depreciation)	32,194
Undistributed ordinary income	4,272
Capital loss carryforward	(6,868)

Cost for federal income tax purposes	$ 1,375,205

The tax character of distributions paid was as follows:

	September 30, 2004	September 30, 2003
Ordinary Income	$ 22,235	$ 22,996

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses,

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Financing Transactions - continued

mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $757,041 and $687,395, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,110 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $210 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $4 and $6, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Asset Manager: Income:

We have audited the accompanying statement of assets and liabilities of Fidelity Asset Manager: Income (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Asset Manager: Income as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 299 funds advised by FMR or an affiliate. Mr. McCoy oversees 301 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Asset Manager: Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Charles Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Asset Manager: Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (56)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Income. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard C. Habermann (64)

Year of Election or Appointment: 1996

Vice President of Asset Manager: Income. Mr. Habermann serves as Vice President of other funds advised by FMR. Mr. Habermann also serves as Vice President of FMR and FMR Co., Inc. (2001).

Robert Bertelson (44)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Income. Prior to assuming his current responsibilities, Mr. Bertelson managed a variety of Fidelity funds. Mr. Bertelson also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Matthew J. Conti (38)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Income. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

James K. Miller (40)

Year of Election or Appointment: 2004

Vice President of Asset Manager: Income. Mr. Miller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller managed a variety of Fidelity funds.

Jeffrey Moore (38)

Year of Election or Appointment: 2002

Vice President of Asset Manager: Income. Mr. Moore also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Moore served as a fixed-income analyst and portfolio manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Asset Manager: Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Asset Manager: Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Asset Manager: Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Asset Manager: Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Asset Manager: Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Asset Manager: Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Asset Manager: Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1992 Assistant Treasurer of Asset Manager: Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Asset Manager: Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Asset Manager: Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Asset Manager: Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment:2004

Assistant Treasurer of Asset Manager: Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Asset Manager: Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 11.86% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 3.00% of the dividends distributed between October 2003 and December 2003, inclusive, and 5.00% of the dividends distributed between February 2004 and September 2004, inclusive, as qualifying for the dividends-received deduction for corporate shareholders.

A percentage of the dividends distributed during the fiscal year as designated by the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code as shown below.

Ex-Date	Percentage
October 2003	7%
November & December 2003	3%
February through September 2004	12%

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	7,568,144,945.96	76.551
Against	1,665,604,684.78	16.847
Abstain	460,998,830.31	4.663
Broker Non-Votes	191,690,954.58	1.939
TOTAL	9,886,439,415.63	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,359,102,098.49	94.666
Withheld	527,337,317.14	5.334
TOTAL	9,886,439,415.63	100.000
Ralph F. Cox
Affirmative	9,333,369,952.29	94.406
Withheld	553,069,463.34	5.594
TOTAL	9,886,439,415.63	100.000
Laura B. Cronin
Affirmative	9,355,534,364.24	94.630
Withheld	530,905,051.39	5.370
TOTAL	9,886,439,415.63	100.000
Robert M. Gates
Affirmative	9,352,106,353.30	94.595
Withheld	534,333,062.33	5.405
TOTAL	9,886,439,415.63	100.000
George H. Heilmeier
Affirmative	9,360,572,048.31	94.681
Withheld	525,867,367.32	5.319
TOTAL	9,886,439,415.63	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	9,327,059,416.89	94.342
Withheld	559,379,998.74	5.658
TOTAL	9,886,439,415.63	100.000
Edward C. Johnson 3d
Affirmative	9,323,731,909.04	94.308
Withheld	562,707,506.59	5.692
TOTAL	9,886,439,415.63	100.000
Donald J. Kirk
Affirmative	9,343,833,406.30	94.512
Withheld	542,606,009.33	5.488
TOTAL	9,886,439,415.63	100.000
Marie L. Knowles
Affirmative	9,362,664,343.97	94.702
Withheld	523,775,071.66	5.298
TOTAL	9,886,439,415.63	100.000
Ned C. Lautenbach
Affirmative	9,368,801,700.35	94.764
Withheld	517,637,715.28	5.236
TOTAL	9,886,439,415.63	100.000
Marvin L. Mann
Affirmative	9,342,116,785.91	94.494
Withheld	544,322,629.72	5.506
TOTAL	9,886,439,415.63	100.000
William O. McCoy
Affirmative	9,348,114,851.10	94.555
Withheld	538,324,564.53	5.445
TOTAL	9,886,439,415.63	100.000
Robert L. Reynolds
Affirmative	9,368,829,274.86	94.764
Withheld	517,610,140.77	5.236
TOTAL	9,886,439,415.63	100.000
	# of Votes	% of Votes
William S. Stavropoulos
Affirmative	9,355,225,708.91	94.627
Withheld	531,213,706.72	5.373
TOTAL	9,886,439,415.63	100.000
Dennis J. Dirks**
Affirmative	9,363,252,671.04	94.708
Withheld	523,186,744.59	5.292
TOTAL	9,886,439,415.63	100.000
Cornelia M. Small**
Affirmative	9,357,897,300.73	94.654
Withheld	528,542,114.90	5.346
TOTAL	9,886,439,415.63	100.000
* Denotes trust-wide proposals and voting results. ** Effective 1/1/05

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment

Advisors

Fidelity International Investment

Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Asset Allocation Funds

Asset ManagerSM

Asset Manager: Aggressive®

Asset Manager: Growth®

Asset Manager: Income®

Fidelity Freedom Funds® -
Income, 2000, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
(for the deaf and hearing impaired)
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AMI-UANN-1104
1.792131.101

Fidelity®

Asset ManagerSM

Annual Report

September 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending December 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Asset ManagerSM	6.00%	3.37%	8.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Asset Manager SM on September 30, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard and Poor's 500 SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Asset ManagerSM

U.S. equity markets were an up-and-down proposition during the 12 months ending September 30, 2004. The Standard & Poor's 500SM Index registered five consecutive months of gains from October 2003 through February 2004. An improving economy and better corporate profits were key contributors to the broad market rally. But equities mostly trended lower from there, as surging oil prices, Federal Reserve Board interest rate hikes and concerns about job growth pressured stocks. Still, many equity benchmarks posted solid gains for the year overall. The S&P 500® returned 13.87%, the Dow Jones Industrial AverageSM rose 10.96% and the NASDAQ Composite® Index advanced 6.71%. Meanwhile, investment-grade bond performance exceeded expectations, with the Lehman Brothers® Aggregate Bond Index climbing 3.68%. Bonds reeled off five consecutive monthly gains from November 2003 through March 2004 before tumbling in the spring when an increase in employment levels led to unease about the direction of interest rates. However, bonds rose in each of the final four months of the period, despite three rate hikes. Most spread sectors - including corporate and mortgage securities - handily outpaced Treasuries, the most interest-rate-sensitive bond category.

The fund gained 6.00% for the year, while the Fidelity Asset Manager Composite Index and the LipperSM Flexible Portfolio Funds Average rose 8.51% and 10.08%, respectively. Relative to the index, weak stock selection overall more than offset favorable asset allocation and solid results within the fixed-income subportfolio. In an environment that favored riskier assets, it paid to overweight stocks and high-yield bonds, both of which outperformed investment-grade debt. Our average peer, however, was even more aggressive in equities. Overweighting cash during the first half of the period also curbed performance in the face of a strong bond market. The fund's equity investments trailed the S&P 500 by more than five percentage points, largely due to some poor picks in health care, namely drug wholesaler Cardinal Health and big drug makers such as Merck. Also, in media, radio broadcaster Clear Channel Communications hurt a lot. Conversely, underweighting weak technology stocks helped, as did overweighting retailers Home Depot and pharmacy chain CVS, and energy holdings such as driller Transocean. In fixed income, we benefited mainly from focusing on corporate bonds that staged nice rallies, and our high-yield and investment-grade holdings easily beat the Lehman Brothers Aggregate Bond Index. The strategic cash portion of the fund topped its benchmark as well.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 to September 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2004	Ending Account Value September 30, 2004	Expenses Paid During Period* April 1, 2004 to September 30, 2004
Actual	$ 1,000.00	$ 983.00	$ 3.72
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.20	$ 3.80

*Expenses are equal to the Fund's annualized expense ratio of .75%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Stocks as of September 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	2.9	2.9
Microsoft Corp.	2.7	2.3
Home Depot, Inc.	2.5	2.1
Pfizer, Inc.	2.1	2.0
SBC Communications, Inc.	2.1	1.6
	12.3
Top Five Bond Issuers as of September 30, 2004
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	9.4	5.6
U.S. Treasury Obligations	3.1	2.8
Freddie Mac	1.2	0.8
Government National Mortgage Association	0.5	0.7
Thirteen Affiliates of General Growth Properties, Inc.	0.3	0.3
	14.5
Top Five Market Sectors as of September 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.4	16.7
Health Care	8.4	10.3
Consumer Discretionary	8.0	9.7
Information Technology	7.5	7.0
Industrials	4.6	4.4
Asset Allocation (% of fund's net assets)
As of September 30, 2004*		As of March 31, 2004 **
	Stock class 53.4%		Stock class 56.0%
	Bond class 32.0%		Bond class 29.9%
	Short-term class 14.6%		Short-term class 14.1%
* Foreign investments	7.1%	** Foreign investments	8.5%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments September 30, 2004

Showing Percentage of Net Assets

Common Stocks - 49.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 5.8%
Auto Components - 0.0%
Aisin Seiki Co. Ltd.	88,000	$ 2,176
Bridgestone Corp.	111,000	2,063
NOK Corp.	17,500	538
Sanden Corp.	131,000	863
		5,640
Automobiles - 0.1%
Honda Motor Co. Ltd.	67,400	3,284
Hyundai Motor Co. Ltd.	36,860	1,700
Renault SA	21,400	1,752
Toyota Motor Corp.	225,100	8,597
		15,333
Hotels, Restaurants & Leisure - 0.2%
H.I.S. Co. Ltd.	64,700	2,041
McDonald's Corp.	686,300	19,237
William Hill PLC	162,000	1,566
		22,844
Household Durables - 0.1%
Casio Computer Co. Ltd.	66,000	779
HTL International Holdings Ltd.	1,371,000	1,009
Koninklijke Philips Electronics NV	15,900	364
Koninklijke Philips Electronics NV (NY Shares)	27,000	619
Matsushita Electric Industrial Co. Ltd.	84,000	1,127
Merry Electronics Co. Ltd.	638,577	1,382
Rinnai Corp.	27,700	846
SEB SA	11,061	1,070
Sony Corp.	9,700	334
Sumitomo Forestry Co. Ltd.	140,000	1,309
Techtronic Industries Co. Ltd.	1,450,000	2,855
		11,694
Internet & Catalog Retail - 0.0%
N Brown Group PLC	334,700	676
Leisure Equipment & Products - 0.0%
Fuji Photo Film Co. Ltd.	28,000	921
Media - 2.4%
Asahi Broadcasting Corp.	2,480	154
British Sky Broadcasting Group PLC (BSkyB)	165,100	1,434
Clear Channel Communications, Inc.	6,151,591	191,745
ITV PLC	557,158	1,088
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Maiden Group PLC	118,700	$ 500
McGraw-Hill Companies, Inc.	37,200	2,964
Mediaset Spa	143,500	1,631
Modern Times Group AB (MTG) (B Shares) (a)	40,650	760
News Corp. Ltd.	309,665	2,545
News Corp. Ltd. sponsored ADR	918,500	28,777
NRJ Group	145,271	2,891
PT Multimedia SGPS SA	41,700	931
Publishing & Broadcasting Ltd.	143,029	1,426
Reuters Group PLC	206,600	1,166
Television Broadcasts Ltd.	170,000	761
Time Warner, Inc. (a)	1,034,850	16,702
Tv Asahi Corp.	549	1,073
Vivendi Universal SA (a)	66,400	1,708
Wolters Kluwer NV (Certificaten Van Aandelen)	76,400	1,287
		259,543
Multiline Retail - 0.1%
Barneys, Inc. warrants 4/1/08 (a)	1,630	99
Don Quijote Co. Ltd.	27,400	1,594
Hyundai Department Store Co. Ltd.	15,480	437
Next PLC	86,500	2,560
Ryohin Keikaku Co. Ltd.	36,000	1,557
Shinsegae Co. Ltd.	4,130	1,099
The Warehouse Group Ltd.	163,300	468
		7,814
Specialty Retail - 2.8%
Bookoff Corp.	32,000	475
Dixons Group PLC	822,800	2,546
Esprit Holdings Ltd.	477,000	2,423
Fast Retailing Co. Ltd.	24,200	1,647
Giordano International Ltd.	1,276,000	704
Home Depot, Inc.	6,895,400	270,300
JB Hi-Fi Ltd.	236,064	529
Nishimatsuya Chain Co. Ltd.	19,000	610
Office Depot, Inc. (a)	130,800	1,966
Ross Stores, Inc.	31,400	736
Shimachu Co. Ltd.	27,000	653
Staples, Inc.	272,500	8,126
TJX Companies, Inc.	311,800	6,872
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
USS Co. Ltd.	24,220	$ 1,829
Wyevale Garden Centres PLC	116,000	748
		300,164
Textiles Apparel & Luxury Goods - 0.1%
Adidas-Salomon AG	15,300	2,138
Arena Brands Holding Corp. Class B (m)	130,444	1,350
Billabong International Ltd.	143,800	999
Bulgari Spa	321,700	3,205
Ted Baker PLC	358,600	2,719
		10,411
TOTAL CONSUMER DISCRETIONARY		635,040
CONSUMER STAPLES - 3.9%
Beverages - 0.5%
Fosters Group Ltd.	272,800	939
Lion Nathan Ltd.	185,300	995
PepsiCo, Inc.	520,370	25,316
Pernod-Ricard	38,500	5,118
Southcorp Ltd. (a)	200,100	491
The Coca-Cola Co.	492,850	19,739
		52,598
Food & Staples Retailing - 2.1%
Aeon Co. Ltd.	18,600	300
Aeon Co. Ltd. New (a)	18,600	297
Circle K Sunkus Co. Ltd. (a)	52,600	1,276
CVS Corp.	2,806,800	118,250
Ito Yokado Ltd.	35,700	1,227
Lawson, Inc.	35,300	1,226
Safeway, Inc. (a)	2,115,000	40,841
Wal-Mart Stores, Inc.	1,263,700	67,229
Woolworths Ltd.	50,400	500
		231,146
Food Products - 0.0%
People's Food Holdings Ltd.	1,061,000	731
Pulmuone Co. Ltd.	13,040	549
		1,280
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - 0.2%
Kimberly-Clark Corp.	80,400	$ 5,193
Procter & Gamble Co.	177,100	9,585
		14,778
Personal Products - 0.5%
Alberto-Culver Co.	1,184,400	51,498
Amorepacific Corp.	6,070	1,173
Estee Lauder Companies, Inc. Class A	87,600	3,662
Hengan International Group Co. Ltd.	162,000	83
Kose Corp.	21,200	813
		57,229
Tobacco - 0.6%
Altria Group, Inc.	1,417,100	66,660
TOTAL CONSUMER STAPLES		423,691
ENERGY - 2.3%
Energy Equipment & Services - 1.4%
Diamond Offshore Drilling, Inc. (f)	1,212,700	40,007
ENSCO International, Inc.	854,500	27,917
GlobalSantaFe Corp.	1,227,986	37,638
Nabors Industries Ltd. (a)	123,100	5,829
Transocean, Inc. (a)	1,150,900	41,179
		152,570
Oil & Gas - 0.9%
BP PLC	86,000	825
BP PLC sponsored ADR	193,100	11,109
ChevronTexaco Corp.	922,400	49,478
China Petroleum & Chemical Corp. (H Shares)	756,000	310
CNOOC Ltd. sponsored ADR	21,600	1,136
ENI Spa	236,300	5,307
Exxon Mobil Corp.	158,700	7,670
GS Holdings Corp. (a)	13,394	287
Nippon Oil Corp.	176,000	1,112
Royal Dutch Petroleum Co. (Hague Registry)	91,800	4,737
Shell Transport & Trading Co. PLC:
ADR	83,200	3,703
(Reg.)	90,200	669
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Total SA:
Series B	5,400	$ 1,103
sponsored ADR	127,800	13,057
		100,503
TOTAL ENERGY		253,073
FINANCIALS - 13.7%
Capital Markets - 1.8%
Bear Stearns Companies, Inc.	56,000	5,386
Credit Suisse Group (Reg.)	48,886	1,561
D. Carnegie & Co. AB	108,000	1,069
DAB Bank AG (a)	307,000	1,863
Greenhill & Co., Inc.	200	5
JAFCO Co. Ltd.	15,700	828
Lehman Brothers Holdings, Inc.	175,400	13,983
Macquarie Bank Ltd.	23,000	608
Mediobanca Spa	79,100	1,047
Merrill Lynch & Co., Inc.	959,100	47,686
Mitsubishi Securities Co. Ltd.	113,000	1,091
Morgan Stanley	2,400,900	118,364
Nomura Holdings, Inc.	37,000	478
UBS AG (NY Shares)	44,200	3,109
		197,078
Commercial Banks - 2.3%
ABN-AMRO Holding NV	163,300	3,717
Australia & New Zealand Banking Group Ltd.	218,000	3,018
Banca Intesa Spa	501,688	1,907
Banco Bilbao Vizcaya Argentaria SA	227,700	3,142
Bank of America Corp.	3,290,220	142,565
BNP Paribas SA	53,900	3,486
Capitalia Spa	456,800	1,681
Chinatrust Financial Holding Co.	744,900	803
DBS Group Holdings Ltd.	49,000	465
Hana Bank	39,140	931
HSBC Holdings PLC:
(Hong Kong) (Reg.)	58,000	926
sponsored ADR	71,000	5,666
Kookmin Bank (a)	14,780	468
Korea Exchange Bank (a)	72,830	423
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	304	$ 2,535
Mizuho Financial Group, Inc.	803	3,022
National Australia Bank	50,912	998
Nishi-Nippon Bank Ltd.	271,900	1,055
Nordea Bank AB	200,500	1,639
Oversea-Chinese Banking Corp. Ltd.	116,000	964
Royal Bank of Scotland Group PLC	96,100	2,779
Shinhan Financial Group Co. Ltd.	39,600	684
SouthTrust Corp.	446,538	18,603
St. George Bank Ltd.	33,400	531
Sumitomo Mitsui Financial Group, Inc.	278	1,592
Synovus Financial Corp.	542,500	14,186
Taishin Financial Holdings Co. Ltd.	2,220,744	1,791
UFJ Holdings, Inc. (a)	429	1,883
Wachovia Corp.	464,300	21,799
Wells Fargo & Co.	96,200	5,736
Westpac Banking Corp.	62,900	812
		249,807
Consumer Finance - 0.3%
Aeon Credit Service Ltd.	14,700	839
Aiful Corp.	9,900	973
MBNA Corp.	1,035,300	26,090
Nippon Shinpan Co. Ltd.	229,000	676
Omc Card, Inc. (a)	134,000	1,399
ORIX Corp.	18,800	1,931
SFCG Co. Ltd.	9,600	1,890
STB Leasing Co. Ltd.	23,700	455
		34,253
Diversified Financial Services - 2.0%
Citigroup, Inc.	3,312,066	146,128
Deutsche Boerse AG	65,346	3,309
Fortis	114,600	2,731
ING Groep NV (Certificaten Van Aandelen)	139,700	3,532
J.P. Morgan Chase & Co.	1,689,930	67,141
		222,841
Insurance - 4.7%
AFLAC, Inc.	114,000	4,470
Allianz AG (Reg.)	24,000	2,414
AMBAC Financial Group, Inc.	360,100	28,790
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
American International Group, Inc.	4,609,869	$ 313,413
Amlin PLC	1,254,100	3,517
AMP Ltd.	139,800	634
AXA SA	139,400	2,827
Cathay Financial Holding Co. Ltd.	231,000	435
Fuji Fire & Marine Insurance Co. Ltd.	134,000	425
Great Eastern Holdings Ltd.	49,000	340
Hartford Financial Services Group, Inc.	977,380	60,529
MBIA, Inc.	347,500	20,228
MetLife, Inc.	1,084,200	41,904
Millea Holdings, Inc.	161	2,078
PartnerRe Ltd.	130,700	7,148
Promina Group Ltd.	330,038	1,088
Prudential PLC	163,600	1,336
QBE Insurance Group Ltd.	113,059	1,078
Skandia Foersaekrings AB	528,600	2,092
St. Paul Travelers Companies, Inc.	371,333	12,276
		507,022
Real Estate - 0.1%
CapitaLand Ltd.	496,000	527
Cheung Kong Holdings Ltd.	55,000	471
Henderson Land Development Co. Ltd.	139,000	665
Japan Retail Fund Investment Corp.	137	1,027
Mitsubishi Estate Co. Ltd.	73,000	763
Sumitomo Realty & Development Co. Ltd.	74,000	790
Sun Hung Kai Properties Ltd.	94,000	886
Westfield Group unit (a)	122,900	1,361
Wharf Holdings Ltd.	253,000	852
		7,342
Thrifts & Mortgage Finance - 2.5%
Fannie Mae	3,296,000	208,966
Greenpoint Financial Corp.	176,400	8,160
MGIC Investment Corp.	481,800	32,064
New York Community Bancorp, Inc.	1,036,266	21,285
Sovereign Bancorp, Inc.	70,400	1,536
		272,011
TOTAL FINANCIALS		1,490,354
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 8.0%
Biotechnology - 0.0%
CSL Ltd.	83,960	$ 1,736
Global Bio-Chem Technology Group Co. Ltd.	680,000	519
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	85,000	6
		2,261
Health Care Equipment & Supplies - 0.3%
Axis Shield PLC (a)	249,267	869
Baxter International, Inc.	542,300	17,440
Coloplast AS Series B	18,300	1,771
Corin Group PLC	153,580	779
Medtronic, Inc.	152,100	7,894
Phonak Holding AG	87,423	2,812
ResMed, Inc. CHESS Depositary Interests (a)	142,600	691
Terumo Corp.	33,700	769
Thermo Electron Corp. (a)	166,400	4,496
		37,521
Health Care Providers & Services - 1.9%
Alfresa Holdings Corp.	7,200	253
Cardinal Health, Inc.	4,475,780	195,905
DCA Group Ltd. (f)	242,233	562
Fresenius Medical Care AG	32,800	2,515
Henry Schein, Inc. (a)	101,300	6,312
Ramsay Health Care Ltd.	108,500	490
Service Corp. International (SCI) (a)	370,009	2,298
Sonic Healthcare Ltd.	94,800	687
		209,022
Pharmaceuticals - 5.8%
AstraZeneca PLC (United Kingdom)	34,300	1,411
Barr Pharmaceuticals, Inc. (a)	82,100	3,401
Chugai Pharmaceutical Co. Ltd.	86,200	1,245
GlaxoSmithKline PLC sponsored ADR	164,600	7,198
Johnson & Johnson	1,729,300	97,411
Merck & Co., Inc.	1,347,620	44,471
Novartis AG sponsored ADR	79,200	3,696
Novo Nordisk AS Series B	52,100	2,856
Pfizer, Inc.	7,555,800	231,207
Recordati Spa	163,212	3,241
Roche Holding AG (participation certificate)	47,250	4,896
Sanofi-Aventis	55,000	4,027
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	1,514,007	$ 28,857
Shire Pharmaceuticals Group PLC	153,500	1,466
Takeda Pharamaceutical Co. Ltd.	54,800	2,490
Tong Ren Tang Technologies Co. Ltd. (H Shares)	218,000	475
Wyeth	4,989,600	186,611
Yamanouchi Pharmaceutical Co. Ltd.	66,400	2,148
		627,107
TOTAL HEALTH CARE		875,911
INDUSTRIALS - 3.8%
Aerospace & Defense - 0.5%
BAE Systems PLC	1,064,100	4,334
Lockheed Martin Corp.	296,900	16,561
Northrop Grumman Corp.	176,500	9,413
United Technologies Corp.	242,400	22,635
		52,943
Air Freight & Logistics - 0.1%
Ryder System, Inc.	62,900	2,959
Yamato Transport Co. Ltd.	132,000	1,820
		4,779
Commercial Services & Supplies - 0.2%
Accord Customer Care Solutions Ltd. (a)	1,146,000	480
Aramark Corp. Class B	246,000	5,938
ChoicePoint, Inc. (a)	356,156	15,190
Diamond Lease Co. Ltd.	26,500	935
Fullcast Co. Ltd.	224	456
Riso Kyoiku Co. Ltd. (f)	401	245
Riso Kyoiku Co. Ltd. New (a)(f)	802	433
Sumisho Lease Co. Ltd.	14,800	535
		24,212
Construction & Engineering - 0.0%
United Group Ltd.	304,200	1,320
Industrial Conglomerates - 2.5%
General Electric Co.	5,420,260	182,012
Hutchison Whampoa Ltd.	132,000	1,033
Hutchison Whampoa Ltd. ADR	17,700	696
LG Corp.	24,875	329
Siemens AG (Reg.)	25,700	1,894
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Tyco International Ltd.	2,678,500	$ 82,123
Wesfarmers Ltd.	29,000	675
		268,762
Machinery - 0.3%
Bradken Ltd.	251,400	591
Ingersoll-Rand Co. Ltd. Class A	507,600	34,502
Koyo Seiko Co. Ltd.	57,000	640
		35,733
Road & Rail - 0.2%
ComfortDelgro Corp. Ltd.	592,000	460
CSX Corp.	169,800	5,637
East Japan Railway Co.	571	2,958
Hamakyorex Co. Ltd.	15,500	518
Norfolk Southern Corp.	95,400	2,837
Union Pacific Corp.	91,200	5,344
		17,754
Trading Companies & Distributors - 0.0%
Hagemeyer NV (a)(f)	631,000	1,177
Mitsui & Co. Ltd.	119,000	998
		2,175
Transportation Infrastructure - 0.0%
Adsteam Marine Ltd.	416,800	443
Cosco Pacific Ltd.	596,000	994
Macquarie Airports Fund	640,400	1,207
		2,644
TOTAL INDUSTRIALS		410,322
INFORMATION TECHNOLOGY - 7.1%
Communications Equipment - 1.3%
Cisco Systems, Inc. (a)	4,611,714	83,472
Comverse Technology, Inc. (a)	795,900	14,987
Motorola, Inc.	2,119,800	38,241
TANDBERG Television ASA (a)	896,604	6,717
Telefonaktiebolaget LM Ericsson (B Shares) (a)	914,400	2,857
		146,274
Computers & Peripherals - 1.1%
Dell, Inc. (a)	2,056,500	73,211
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Diebold, Inc.	125,900	$ 5,880
Fujitsu Ltd.	76,000	440
Hewlett-Packard Co.	1,798,900	33,729
High Tech Computer Corp.	118,800	453
Sun Microsystems, Inc. (a)	986,700	3,986
		117,699
Electronic Equipment & Instruments - 0.4%
Flextronics International Ltd. (a)	829,600	10,992
Hon Hai Precision Industries Co. Ltd.	50,799	175
Hoya Corp.	18,900	1,984
Interflex Co. Ltd.	21,427	447
Jabil Circuit, Inc. (a)	401,400	9,232
Kingboard Chemical Holdings Ltd.	230,000	472
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	23,000	0
Nippon Chemi-con Corp.	190,000	941
Sanmina-SCI Corp. (a)	877,700	6,188
Solectron Corp. (a)	3,028,900	14,993
		45,424
Internet Software & Services - 0.0%
Easynet Group PLC (a)	551,100	734
Softbank Corp.	14,500	673
		1,407
IT Services - 0.5%
Affiliated Computer Services, Inc. Class A (a)	393,000	21,878
First Data Corp.	730,200	31,764
Nomura Research Institute Ltd.	8,300	669
		54,311
Office Electronics - 0.1%
Canon, Inc.	73,000	3,443
Konica Minolta Holdings, Inc.	80,500	1,103
Ricoh Co. Ltd.	102,000	1,924
		6,470
Semiconductors & Semiconductor Equipment - 0.8%
Analog Devices, Inc.	135,200	5,243
ASML Holding NV (NY Shares) (a)	92,700	1,193
Intel Corp.	2,375,900	47,661
KLA-Tencor Corp. (a)	51,900	2,153
Lam Research Corp. (a)	263,400	5,763
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Linear Technology Corp.	77,050	$ 2,792
Novellus Systems, Inc. (a)	56,700	1,508
Samsung Electronics Co. Ltd.	8,210	3,265
Shinko Electric Industries Co.Ltd.	29,800	902
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,047,271	7,478
United Microelectronics Corp. sponsored ADR (a)	2,164,062	7,315
Xilinx, Inc.	52,800	1,426
		86,699
Software - 2.9%
BEA Systems, Inc. (a)	1,490,652	10,300
F-Secure Oyj (a)	627,050	1,279
Microsoft Corp.	10,360,765	286,475
NDS Group PLC sponsored ADR (a)	84,500	2,282
Nintendo Co. Ltd.	9,500	1,164
VERITAS Software Corp. (a)	752,666	13,397
		314,897
TOTAL INFORMATION TECHNOLOGY		773,181
MATERIALS - 0.5%
Chemicals - 0.2%
BASF AG	44,500	2,623
Dow Chemical Co.	423,810	19,148
Rhodia SA (a)(f)	638,000	889
Syngenta AG (Switzerland)	11,622	1,111
Toray Industries, Inc.	212,000	983
		24,754
Containers & Packaging - 0.0%
Amcor Ltd.	83,800	438
Fuji Seal, Inc.	22,400	959
Rengo Co. Ltd.	23,000	100
		1,497
Metals & Mining - 0.2%
Alcan, Inc.	368,100	17,650
BHP Billiton Ltd.	311,700	3,234
BHP Billiton PLC	226,900	2,391
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Thyssenkrupp AG	68,000	$ 1,327
Yanzhou Coal Mining Co. Ltd. (H Shares) (a)	544,000	705
		25,307
Paper & Forest Products - 0.1%
Bowater, Inc.	99,000	3,781
Carter Holt Harvey Ltd.	239,850	366
International Paper Co.	78,200	3,160
		7,307
TOTAL MATERIALS		58,865
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 3.4%
Belgacom SA	65,600	2,353
BellSouth Corp.	1,545,200	41,906
BT Group PLC	775,400	2,555
China Telecom Corp. Ltd. sponsored ADR	24,220	782
Completel Europe NV (a)	58,321	1,874
Deutsche Telekom AG (Reg.) (a)	136,100	2,540
France Telecom SA	48,428	1,211
PCCW Ltd. (a)	664,000	439
Portugal Telecom SGPS SA sponsored ADR	123,600	1,360
Qwest Communications International, Inc. (a)	8,586,100	28,592
SBC Communications, Inc.	8,645,600	224,353
TDC AS	81,500	2,887
Telecom Corp. of New Zealand Ltd.	290,800	1,161
Verizon Communications, Inc.	1,400,900	55,167
		367,180
Wireless Telecommunication Services - 0.3%
Far EasTone Telecommunications Co. Ltd.	623,150	589
KDDI Corp.	277	1,347
Millicom International Cellular SA unit (a)	103,400	1,847
Nextel Communications, Inc. Class A (a)	911,400	21,728
Telecom Italia Mobile Spa (TIM)	445,000	2,401
Vodafone Group PLC	2,254,800	5,436
Vodafone Group PLC sponsored ADR	46,800	1,128
		34,476
TOTAL TELECOMMUNICATION SERVICES		401,656
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.7%
Electric Utilities - 0.6%
Entergy Corp.	194,700	$ 11,801
FirstEnergy Corp.	608,000	24,977
Fortum Oyj	133,600	1,869
PG&E Corp. (a)	611,200	18,580
Scottish Power PLC	367,400	2,813
Tokyo Electric Power Co.	78,300	1,687
		61,727
Gas Utilities - 0.0%
Hong Kong & China Gas Co. Ltd.	367,000	685
NiSource, Inc.	136,600	2,870
		3,555
Multi-Utilities & Unregulated Power - 0.1%
Public Service Enterprise Group, Inc.	70,800	3,016
RWE AG	72,600	3,474
		6,490
TOTAL UTILITIES		71,772
TOTAL COMMON STOCKS (Cost $5,204,863)		5,393,865
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
ITV PLC	119,544	91
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
International Paper Capital Trust 2.625%	122,900	6,160
TOTAL CONVERTIBLE PREFERRED STOCKS		6,251
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche AG (non-vtg.)	1,930	1,256
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 0.0%
LG Electronics, Inc.	11,440	$ 350
Media - 0.0%
Granite Broadcasting Corp. 12.75% pay-in-kind (a)	2,670	1,215
TOTAL CONSUMER DISCRETIONARY		2,821
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Fresenius AG	16,800	1,376
Health Care Providers & Services - 0.0%
Fresenius Medical Care AG	19,200	1,047
TOTAL HEALTH CARE		2,423
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Samsung Electronics Co. Ltd.	2,660	696
TOTAL NONCONVERTIBLE PREFERRED STOCKS		5,940
TOTAL PREFERRED STOCKS (Cost $12,492)		12,191
Corporate Bonds - 12.3%
	Principal Amount (000s)
Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (g)	$ 4,359	5,340
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Tyco International Group SA yankee 3.125% 1/15/23	17,040	25,473
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
CIENA Corp. 3.75% 2/1/08	$ 2,490	$ 2,107
TOTAL CONVERTIBLE BONDS		32,920
Nonconvertible Bonds - 12.0%
CONSUMER DISCRETIONARY - 2.0%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp.:
4.75% 1/15/08	11,480	11,823
7.2% 9/1/09	2,000	2,251
7.75% 1/18/11	2,500	2,907
Delco Remy International, Inc. 9.375% 4/15/12	1,470	1,448
Stoneridge, Inc. 11.5% 5/1/12	1,620	1,839
Tenneco Automotive, Inc. 10.25% 7/15/13	1,180	1,345
Visteon Corp.:
7% 3/10/14	1,370	1,303
8.25% 8/1/10	1,540	1,625
		24,541
Automobiles - 0.2%
Ford Motor Co. 7.45% 7/16/31	9,045	8,869
General Motors Corp. 8.25% 7/15/23	10,395	10,935
		19,804
Hotels, Restaurants & Leisure - 0.4%
Chumash Casino & Resort Enterprise 9% 7/15/10 (g)(n)	2,170	2,409
Friendly Ice Cream Corp. 8.375% 6/15/12	2,700	2,579
Host Marriott LP 7.125% 11/1/13	4,155	4,352
Mandalay Resort Group:
9.375% 2/15/10	395	451
10.25% 8/1/07	1,575	1,784
MGM MIRAGE:
6% 10/1/09 (g)	3,220	3,252
6.75% 9/1/12 (g)	2,370	2,450
6.875% 2/6/08	440	479
Mohegan Tribal Gaming Authority 6.375% 7/15/09	2,580	2,677
MTR Gaming Group, Inc. 9.75% 4/1/10	1,650	1,799
NCL Corp. Ltd. 10.625% 7/15/14 (g)	2,875	3,012
Park Place Entertainment Corp. 7.875% 3/15/10	1,900	2,138
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Royal Caribbean Cruises Ltd. 6.875% 12/1/13	$ 3,485	$ 3,694
Seneca Gaming Corp. 7.25% 5/1/12 (g)	1,970	2,029
Speedway Motorsports, Inc.:
6.75% 6/1/13	1,460	1,522
6.75% 6/1/13 (g)	380	396
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	580	637
Town Sports International Holdings, Inc. 0% 2/1/14 (e)	1,725	871
Town Sports International, Inc. 9.625% 4/15/11	2,825	2,874
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	2,720	3,121
Wheeling Island Gaming, Inc. 10.125% 12/15/09	3,355	3,548
		46,074
Household Durables - 0.3%
Beazer Homes USA, Inc.:
6.5% 11/15/13	905	923
8.375% 4/15/12	2,590	2,862
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12	4,060	4,547
KB Home 7.75% 2/1/10	4,265	4,628
Meritage Homes Corp. 7% 5/1/14	2,060	2,122
Standard Pacific Corp.:
5.125% 4/1/09	1,840	1,831
6.875% 5/15/11	1,160	1,218
Technical Olympic USA, Inc.:
7.5% 3/15/11	1,870	1,917
10.375% 7/1/12	515	581
WCI Communities, Inc. 7.875% 10/1/13	2,590	2,739
William Lyon Homes, Inc.:
7.5% 2/15/14	2,265	2,310
10.75% 4/1/13	3,805	4,376
		30,054
Media - 0.6%
AMC Entertainment, Inc.:
8% 3/1/14 (g)	1,280	1,203
9.5% 2/1/11	2,127	2,175
AOL Time Warner, Inc. 7.625% 4/15/31	5,850	6,733
Cablevision Systems Corp.:
5.66% 4/1/09 (g)(j)	6,545	6,807
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Cablevision Systems Corp.: - continued
8% 4/15/12 (g)	$ 2,250	$ 2,340
Cinemark, Inc. 0% 3/15/14 (e)	3,000	2,063
Continental Cablevision, Inc. 9% 9/1/08	2,650	3,107
Corus Entertainment, Inc. 8.75% 3/1/12	1,960	2,161
Cox Communications, Inc. 7.125% 10/1/12	3,425	3,716
CSC Holdings, Inc. 7.25% 7/15/08	1,135	1,183
EchoStar DBS Corp.:
5.75% 10/1/08	3,900	3,910
6.625% 10/1/14 (g)	2,240	2,221
Granite Broadcasting Corp. 9.75% 12/1/10	1,080	988
Gray Television, Inc. 9.25% 12/15/11	2,385	2,677
Houghton Mifflin Co. 9.875% 2/1/13	1,460	1,533
Innova S. de R.L. 9.375% 9/19/13	2,680	2,928
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	540	591
LBI Media, Inc. 10.125% 7/15/12	2,815	3,146
Liberty Media Corp. 8.25% 2/1/30	4,000	4,440
PanAmSat Corp. 9% 8/15/14 (g)	5,990	6,245
PEI Holdings, Inc. 11% 3/15/10	1,525	1,765
Sinclair Broadcast Group, Inc. 8% 3/15/12	3,665	3,802
The Reader's Digest Association, Inc. 6.5% 3/1/11	4,815	4,959
		70,693
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	1,630	1,699
Specialty Retail - 0.2%
Asbury Automotive Group, Inc. 9% 6/15/12	3,125	3,273
Blockbuster, Inc. 9% 9/1/12 (g)	780	805
NBC Acquisition Corp. 0% 3/15/13 (e)	4,270	2,989
Nebraska Book Co., Inc. 8.625% 3/15/12	2,970	2,955
Sonic Automotive, Inc. 8.625% 8/15/13	3,060	3,228
United Rentals North America, Inc.:
6.5% 2/15/12	1,865	1,790
7% 2/15/14	345	308
7.75% 11/15/13	6,770	6,330
		21,678
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co. 12.25% 12/15/12	$ 3,655	$ 3,874
Samsonite Corp. 8.875% 6/1/11 (g)	1,895	1,980
		5,854
TOTAL CONSUMER DISCRETIONARY		220,397
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.1%
Jean Coutu Group, Inc.:
7.625% 8/1/12 (g)	700	712
8.5% 8/1/14 (g)	1,550	1,535
Rite Aid Corp.:
6% 12/15/05 (g)	3,305	3,330
6.875% 8/15/13	385	336
8.125% 5/1/10	510	533
9.25% 6/1/13	310	318
9.5% 2/15/11	750	821
Stater Brothers Holdings, Inc.:
5.38% 6/15/10 (j)	2,220	2,253
8.125% 6/15/12	1,480	1,547
		11,385
Food Products - 0.2%
ConAgra Foods, Inc. 6.75% 9/15/11	2,500	2,813
Del Monte Corp.:
9.25% 5/15/11	4,625	5,111
8.625% 12/15/12	725	808
Dole Food Co., Inc. 7.25% 6/15/10	3,770	3,836
Smithfield Foods, Inc.:
7.625% 2/15/08	965	1,030
7.75% 5/15/13	810	875
8% 10/15/09	390	428
Swift & Co. 10.125% 10/1/09	1,880	2,077
United Agriculture Products, Inc. 8.25% 12/15/11 (g)	1,440	1,548
		18,526
Tobacco - 0.0%
Philip Morris Companies, Inc. 7.75% 1/15/27	6,000	6,338
TOTAL CONSUMER STAPLES		36,249
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - 1.0%
Energy Equipment & Services - 0.1%
Hanover Compressor Co.:
0% 3/31/07	$ 6,325	$ 5,313
8.625% 12/15/10	2,300	2,496
9% 6/1/14	920	1,010
Parker Drilling Co.:
6.54% 9/1/10 (g)(j)	2,330	2,336
9.625% 10/1/13	750	829
Pride International, Inc. 7.375% 7/15/14 (g)	215	237
SESI LLC 8.875% 5/15/11	2,810	3,042
		15,263
Oil & Gas - 0.9%
Amerada Hess Corp.:
6.65% 8/15/11	640	707
7.125% 3/15/33	1,660	1,782
7.375% 10/1/09	1,909	2,145
Belden & Blake Corp. 8.75% 7/15/12 (g)	740	784
Canadian Oil Sands Ltd. 4.8% 8/10/09 (g)	4,040	4,097
Chesapeake Energy Corp. 9% 8/15/12	730	835
El Paso Production Holding Co. 7.75% 6/1/13	1,380	1,366
Empresa Nacional de Petroleo 6.75% 11/15/12 (g)	3,750	4,181
Enterprise Products Operating LP:
4% 10/15/07 (g)	2,940	2,956
4.625% 10/15/09 (g)	2,100	2,117
5.6% 10/15/14 (g)	1,865	1,879
General Maritime Corp. 10% 3/15/13	5,460	6,197
Kerr-McGee Corp. 7.875% 9/15/31	4,650	5,498
Newfield Exploration Co. 6.625% 9/1/14 (g)	2,390	2,486
Overseas Shipholding Group, Inc. 8.25% 3/15/13	5,105	5,641
Range Resources Corp. 7.375% 7/15/13	2,615	2,759
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (g)	5,560	6,545
Ship Finance International Ltd. 8.5% 12/15/13	9,420	9,420
Teekay Shipping Corp. 8.875% 7/15/11	6,690	7,627
The Coastal Corp.:
6.375% 2/1/09	1,055	1,005
6.5% 6/1/08	885	858
7.75% 6/15/10	3,530	3,530
7.75% 10/15/35	1,655	1,423
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.: - continued
9.625% 5/15/12	$ 6,590	$ 6,903
Williams Companies, Inc.:
7.125% 9/1/11	8,050	8,835
7.5% 1/15/31	2,950	2,965
		94,541
TOTAL ENERGY		109,804
FINANCIALS - 3.5%
Capital Markets - 0.3%
Bank of New York Co., Inc.:
3.4% 3/15/13 (j)	3,715	3,638
4.25% 9/4/12 (j)	3,570	3,609
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (g)	5,630	6,080
Goldman Sachs Group, Inc. 5.25% 10/15/13	4,000	4,027
Morgan Stanley:
4.75% 4/1/14	5,600	5,421
6.6% 4/1/12	11,865	13,231
		36,006
Commercial Banks - 0.4%
Bank of America Corp.:
7.4% 1/15/11	7,450	8,683
7.8% 2/15/10	10,000	11,748
Export-Import Bank of Korea:
4.125% 2/10/09 (g)	1,215	1,215
5.25% 2/10/14 (g)	4,545	4,605
Korea Development Bank:
3.875% 3/2/09	5,750	5,694
4.75% 7/20/09	2,725	2,788
Wachovia Corp. 6.15% 3/15/09	4,500	4,888
		39,621
Consumer Finance - 0.5%
Capital One Bank:
4.875% 5/15/08	2,700	2,796
6.5% 6/13/13	3,750	4,101
Ford Motor Credit Co. 7.875% 6/15/10	5,000	5,577
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Consumer Finance - continued
General Motors Acceptance Corp. 7.75% 1/19/10	$ 16,160	$ 17,758
Household Finance Corp.:
5.875% 2/1/09	675	728
6.375% 10/15/11	6,200	6,834
6.375% 11/27/12	3,805	4,216
6.75% 5/15/11	1,125	1,266
Household International, Inc. 8.875% 2/15/08	6,625	7,141
MBNA Corp. 6.25% 1/17/07	2,775	2,939
		53,356
Diversified Financial Services - 1.4%
Ahold Finance USA, Inc.:
6.25% 5/1/09	4,635	4,844
8.25% 7/15/10	3,195	3,578
Cellu Tissue Holdings, Inc. 9.75% 3/15/10 (g)	1,580	1,604
Deutsche Telekom International Finance BV 8.75% 6/15/30	8,800	11,375
Financement Quebec 5% 10/25/12	4,700	4,867
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	3,955	4,489
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10 (g)	3,405	3,763
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (g)	1,800	1,865
Ispat Inland ULC 9.75% 4/1/14	4,950	5,445
J.P. Morgan Chase & Co. 6.75% 2/1/11	14,500	16,313
Jostens Holding Corp. 0% 12/1/13 (e)	1,965	1,346
Jostens IH Corp. 7.625% 10/1/12 (g)	930	935
Leucadia National Corp. 7% 8/15/13	2,200	2,189
Midland Funding Corp. II 11.75% 7/23/05	1,077	1,150
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (g)	11,805	12,180
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	2,225	2,384
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc. 8.5% 9/1/10	385	422
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,145	1,174
NiSource Finance Corp. 7.875% 11/15/10	1,045	1,235
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Petronas Capital Ltd.:
7% 5/22/12 (g)	$ 2,000	$ 2,278
7.875% 5/22/22 (g)	6,000	7,185
Prime Property Funding II 6.25% 5/15/07 (g)	3,990	4,268
Qwest Capital Funding, Inc.:
7% 8/3/09	3,520	3,238
7.25% 2/15/11	2,855	2,541
7.75% 8/15/06	4,200	4,216
Rabobank Capital Funding Trust II 5.26% 12/31/49 (g)(j)	8,360	8,434
Sensus Metering Systems, Inc. 8.625% 12/15/13	2,010	2,040
Sprint Capital Corp. 8.375% 3/15/12	1,900	2,301
Stone Container Finance Co. 7.375% 7/15/14 (g)	1,090	1,145
Telecom Italia Capital:
4% 11/15/08 (g)	2,510	2,524
5.25% 11/15/13 (g)	2,060	2,099
TRW Automotive Acquisition Corp. 9.375% 2/15/13	395	448
U.S. West Capital Funding, Inc. 6.375% 7/15/08	4,677	4,315
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	2,245	2,615
Verizon Global Funding Corp. 7.25% 12/1/10	10,303	11,880
Western Financial Bank 9.625% 5/15/12	5,820	6,577
		149,262
Insurance - 0.3%
Crum & Forster Holdings Corp. 10.375% 6/15/13	4,025	4,246
Oil Insurance Ltd. 5.15% 8/15/33 (g)(j)	2,700	2,745
Principal Life Global Funding I 5.125% 6/28/07 (g)	16,000	16,733
Provident Companies, Inc. 7% 7/15/18	300	292
QBE Insurance Group Ltd. 5.647% 7/1/23 (g)(j)	2,525	2,487
UnumProvident Corp.:
6.75% 12/15/28	750	683
7.375% 6/15/32	750	726
7.625% 3/1/11	2,675	2,856
		30,768
Real Estate - 0.5%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12 (g)	3,530	3,715
CarrAmerica Realty Corp. 5.25% 11/30/07	3,500	3,664
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
CenterPoint Properties Trust:
4.75% 8/1/10	$ 1,500	$ 1,520
5.25% 7/15/11	3,750	3,825
EOP Operating LP:
6.763% 6/15/07	8,075	8,700
7.75% 11/15/07	14,045	15,683
Gables Realty LP 5.75% 7/15/07	1,000	1,056
La Quinta Properties, Inc. 7% 8/15/12 (g)	2,355	2,490
Mack-Cali Realty LP 7.25% 3/15/09	2,350	2,630
Omega Healthcare Investors, Inc. 7% 4/1/14 (g)	2,450	2,487
Senior Housing Properties Trust:
7.875% 4/15/15	1,800	1,953
8.625% 1/15/12	2,830	3,148
Simon Property Group LP 4.875% 8/15/10 (g)	5,685	5,762
		56,633
Thrifts & Mortgage Finance - 0.1%
Countrywide Home Loans, Inc. 4% 3/22/11	3,000	2,913
Independence Community Bank Corp. 3.75% 4/1/14 (j)	2,300	2,234
Washington Mutual, Inc. 4.625% 4/1/14	7,000	6,691
		11,838
TOTAL FINANCIALS		377,484
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.1%
Fisher Scientific International, Inc.:
6.75% 8/15/14 (g)	770	809
8% 9/1/13	3,085	3,447
8.125% 5/1/12	575	641
PerkinElmer, Inc. 8.875% 1/15/13	5,495	6,209
		11,106
Health Care Providers & Services - 0.3%
AmerisourceBergen Corp. 7.25% 11/15/12	3,430	3,704
Concentra Operating Corp.:
9.125% 6/1/12 (g)	540	591
9.5% 8/15/10	1,320	1,459
Genesis HealthCare Corp. 8% 10/15/13	1,370	1,486
Mariner Health Care, Inc. 8.25% 12/15/13 (g)	4,630	4,931
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
PacifiCare Health Systems, Inc. 10.75% 6/1/09	$ 2,014	$ 2,311
Psychiatric Solutions, Inc. 10.625% 6/15/13	3,035	3,437
Tenet Healthcare Corp.:
6.375% 12/1/11	5,070	4,525
6.5% 6/1/12	620	552
7.375% 2/1/13	3,735	3,474
		26,470
Pharmaceuticals - 0.0%
Biovail Corp. yankee 7.875% 4/1/10	2,805	2,861
TOTAL HEALTH CARE		40,437
INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
Bombardier, Inc.:
6.3% 5/1/14 (g)	4,160	3,593
7.45% 5/1/34 (g)	5,620	4,728
Orbital Sciences Corp. 9% 7/15/11	1,900	2,109
Primus International, Inc. 10.5% 4/15/09 (g)	1,940	1,959
		12,389
Airlines - 0.3%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	5,000	4,375
6.977% 11/23/22	337	293
7.324% 4/15/11	915	714
7.377% 5/23/19	3,899	2,223
7.379% 5/23/16	2,648	1,509
7.8% 4/1/08	2,380	1,987
8.608% 10/1/12	620	524
10.18% 1/2/13	1,200	672
AMR Corp. 9% 8/1/12	3,470	2,151
Continental Airlines, Inc.:
7.875% 7/2/18	3,188	2,981
8% 12/15/05	35	32
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	236	180
6.795% 2/2/20	801	641
6.9% 7/2/18	1,443	1,111
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
Continental Airlines, Inc. pass thru trust certificates: - continued
6.954% 2/2/11	$ 370	$ 274
7.461% 4/1/13	631	486
7.73% 9/15/12	627	452
7.82% 4/15/15	783	587
8.307% 10/2/19	2,973	2,378
8.321% 11/1/06	1,320	1,228
Delta Air Lines, Inc.:
7.9% 12/15/09	1,020	296
10% 8/15/08	645	206
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	6,255	5,617
7.779% 11/18/05	270	103
7.779% 1/2/12	1,110	389
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	988	791
7.67% 1/2/15	2,922	2,337
		34,537
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10	2,335	2,580
Nortek, Inc. 8.5% 9/1/14 (g)	2,710	2,832
		5,412
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
5.75% 2/15/11	1,840	1,739
6.375% 4/15/11	1,445	1,416
9.25% 9/1/12	915	1,023
Browning-Ferris Industries, Inc. 6.375% 1/15/08	3,360	3,444
		7,622
Construction & Engineering - 0.0%
Amsted Industries, Inc. 10.25% 10/15/11 (g)	2,860	3,160
Machinery - 0.2%
Dresser, Inc. 9.375% 4/15/11	5,150	5,652
Invensys PLC 9.875% 3/15/11 (g)	7,515	7,722
Navistar International Corp. 7.5% 6/15/11	890	950
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - continued
SPX Corp.:
6.25% 6/15/11	$ 145	$ 141
7.5% 1/1/13	2,320	2,358
		16,823
Marine - 0.0%
OMI Corp. 7.625% 12/1/13	4,755	4,921
Road & Rail - 0.1%
Kansas City Southern Railway Co. 7.5% 6/15/09	2,515	2,565
TFM SA de CV yankee:
10.25% 6/15/07	495	509
11.75% 6/15/09	3,960	3,980
		7,054
TOTAL INDUSTRIALS		91,918
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.0%
Lucent Technologies, Inc.:
5.5% 11/15/08	2,510	2,497
6.45% 3/15/29	895	720
		3,217
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	3,490	3,638
Flextronics International Ltd. 6.5% 5/15/13	4,900	4,998
		8,636
IT Services - 0.1%
Electronic Data Systems Corp. 6% 8/1/13	1,490	1,503
Iron Mountain, Inc. 8.625% 4/1/13	1,710	1,864
		3,367
Office Electronics - 0.1%
Xerox Corp.:
6.875% 8/15/11	6,430	6,719
7.125% 6/15/10	2,270	2,406
7.2% 4/1/16	735	753
7.625% 6/15/13	720	778
9.75% 1/15/09	925	1,078
		11,734
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc.:
4.38% 7/15/09 (g)(j)	$ 2,160	$ 2,225
6.875% 7/15/11 (g)	3,000	3,113
7.125% 7/15/14 (g)	725	754
Micron Technology, Inc. 6.5% 9/30/05 (m)	8,000	7,960
		14,052
TOTAL INFORMATION TECHNOLOGY		41,006
MATERIALS - 1.6%
Chemicals - 0.6%
Berry Plastics Corp. 10.75% 7/15/12	3,025	3,418
Borden US Finance Corp./Nova Scotia Finance ULC:
6.43% 7/15/10 (g)(j)	1,760	1,800
9% 7/15/14 (g)	2,110	2,231
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	1,460	1,573
10.125% 9/1/08	1,650	1,852
10.625% 5/1/11	5,700	6,470
HMP Equity Holdings Corp. 0% 5/15/08	3,615	2,277
Huntsman ICI Chemicals LLC 10.125% 7/1/09	5,730	6,017
Huntsman ICI Holdings LLC 0% 12/31/09	1,830	970
Huntsman LLC:
8.8% 7/15/11 (g)(j)	3,740	3,946
11.5% 7/15/12 (g)	1,860	2,046
Lubrizol Corp.:
4.625% 10/1/09	2,990	2,991
5.5% 10/1/14	1,940	1,927
6.5% 10/1/34	1,655	1,614
Lyondell Chemical Co.:
9.5% 12/15/08	6,525	7,088
9.625% 5/1/07	2,940	3,175
9.875% 5/1/07	2,178	2,295
10.875% 5/1/09	4,635	4,907
Millennium America, Inc.:
9.25% 6/15/08	4,960	5,425
9.25% 6/15/08 (g)	980	1,072
NOVA Chemicals Corp. 6.5% 1/15/12	735	763
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
NOVA Chemicals Corp. 7.4% 4/1/09	$ 740	$ 796
Pliant Corp.:
0% 6/15/09 (e)	1,410	1,191
11.125% 9/1/09	830	859
		66,703
Construction Materials - 0.1%
Texas Industries, Inc. 10.25% 6/15/11	5,975	6,856
Containers & Packaging - 0.2%
Anchor Glass Container Corp. 11% 2/15/13	2,815	3,181
BWAY Corp. 10% 10/15/10	1,510	1,631
Crown European Holdings SA:
9.5% 3/1/11	350	390
10.875% 3/1/13	3,155	3,676
Graphic Packaging International, Inc. 8.5% 8/15/11	1,770	1,965
Owens-Brockway Glass Container, Inc.:
8.25% 5/15/13	960	1,022
8.875% 2/15/09	2,360	2,561
Owens-Illinois, Inc.:
7.35% 5/15/08	5,080	5,245
7.5% 5/15/10	3,155	3,250
Sealed Air Corp. 5.625% 7/15/13 (g)	900	925
		23,846
Metals & Mining - 0.3%
AK Steel Corp.:
7.75% 6/15/12	2,105	2,058
7.875% 2/15/09	1,555	1,539
Allegheny Technologies, Inc. 8.375% 12/15/11	3,215	3,424
Century Aluminum Co. 7.5% 8/15/14 (g)	1,685	1,769
Compass Minerals International, Inc. 0% 6/1/13 (e)	6,290	4,969
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (g)	2,185	2,412
CSN Islands VII Corp. 10.75% 9/12/08 (g)	3,405	3,775
CSN Islands VIII Corp. 9.75% 12/16/13 (g)	1,260	1,263
Freeport-McMoRan Copper & Gold, Inc.:
6.875% 2/1/14	885	848
10.125% 2/1/10	2,790	3,153
International Steel Group, Inc. 6.5% 4/15/14 (g)	3,055	3,055
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Peabody Energy Corp. 6.875% 3/15/13	$ 1,800	$ 1,931
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12 (g)	3,405	3,388
		33,584
Paper & Forest Products - 0.4%
Abitibi-Consolidated, Inc.:
5.38% 6/15/11 (j)	2,315	2,335
7.75% 6/15/11	2,315	2,393
Boise Cascade Corp. 7.68% 3/29/06	7,590	8,057
Bowater, Inc. 4.88% 3/15/10 (j)	2,760	2,760
Buckeye Technologies, Inc. 8.5% 10/1/13	2,225	2,392
Georgia-Pacific Corp.:
8% 1/15/14	4,985	5,683
8% 1/15/24	730	826
8.875% 2/1/10	160	187
9.5% 12/1/11	2,330	2,913
International Paper Co.:
4.25% 1/15/09	885	888
5.5% 1/15/14	2,225	2,278
Norske Skog Canada Ltd.:
7.375% 3/1/14	1,230	1,279
8.625% 6/15/11	3,785	4,097
Stone Container Corp. 9.75% 2/1/11	5,580	6,194
Tembec Industries, Inc.:
7.75% 3/15/12	1,475	1,490
8.5% 2/1/11	2,635	2,767
yankee 8.625% 6/30/09	1,720	1,772
		48,311
TOTAL MATERIALS		179,300
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.6%
Alaska Communications Systems Holdings, Inc. 9.375% 5/15/09	725	685
BellSouth Corp. 6.55% 6/15/34	5,000	5,263
British Telecommunications PLC 8.875% 12/15/30	4,300	5,649
Empresa Brasileira de Telecomm SA 11% 12/15/08	2,895	3,206
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Eschelon Operating Co. 8.375% 3/15/10	$ 1,015	$ 812
France Telecom SA 8.75% 3/1/11	3,945	4,722
GCI, Inc. 7.25% 2/15/14	5,175	5,059
KT Corp. 5.875% 6/24/14 (g)	2,535	2,650
NTL Cable PLC:
6.61% 10/15/12 (g)(j)	1,820	1,866
8.75% 4/15/14 (g)	3,935	4,250
Qwest Communications International, Inc. 7.25% 2/15/11 (g)	2,230	2,113
Qwest Corp.:
7.875% 9/1/11 (g)	765	799
9.125% 3/15/12 (g)	1,795	1,975
Qwest Services Corp.:
14% 12/15/10 (g)(j)	2,260	2,650
14.5% 12/15/14 (g)(j)	792	958
SBC Communications, Inc.:
5.875% 2/1/12	1,250	1,335
6.45% 6/15/34	7,625	7,839
Telenet Group Holding NV 0% 6/15/14 (e)(g)	4,600	3,381
TELUS Corp. yankee 8% 6/1/11	10,700	12,538
U.S. West Communications 7.5% 6/15/23	2,300	2,099
		69,849
Wireless Telecommunication Services - 0.3%
America Movil SA de CV:
4.125% 3/1/09 (g)	2,315	2,257
5.5% 3/1/14 (g)	2,090	2,020
AT&T Wireless Services, Inc. 7.875% 3/1/11	4,000	4,739
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	290	331
Millicom International Cellular SA 10% 12/1/13 (g)	5,625	5,625
Nextel Communications, Inc.:
5.95% 3/15/14	730	714
6.875% 10/31/13	6,085	6,306
Rogers Wireless, Inc. 9.625% 5/1/11	5,910	6,575
		28,567
TOTAL TELECOMMUNICATION SERVICES		98,416
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - 1.1%
Electric Utilities - 0.5%
AES Gener SA 7.5% 3/25/14 (g)	$ 1,915	$ 1,925
Duke Capital LLC:
4.37% 3/1/09	2,330	2,349
6.25% 2/15/13	3,000	3,228
6.75% 2/15/32	7,580	7,987
Exelon Generation Co. LLC 5.35% 1/15/14	4,350	4,442
FirstEnergy Corp. 7.375% 11/15/31	7,030	7,895
Illinois Power Co. 7.5% 6/15/09	5,330	6,076
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	2,645	2,706
5.875% 10/1/12	3,485	3,679
Monongahela Power Co. 5% 10/1/06	3,250	3,363
Nevada Power Co. 6.5% 4/15/12 (g)	265	273
Progress Energy, Inc. 7.1% 3/1/11	5,820	6,571
Sierra Pacific Power Co. 6.25% 4/15/12 (g)	1,135	1,158
TECO Energy, Inc.:
7% 5/1/12	1,985	2,077
7.2% 5/1/11	3,365	3,575
		57,304
Gas Utilities - 0.1%
Sonat, Inc.:
6.625% 2/1/08	4,090	3,988
6.75% 10/1/07	3,000	2,996
7.625% 7/15/11	3,280	3,202
Tennessee Gas Pipeline Co. 7% 3/15/27	740	770
		10,956
Multi-Utilities & Unregulated Power - 0.5%
AES Corp.:
7.75% 3/1/14	3,100	3,174
8.375% 8/15/07	2,235	2,241
8.75% 6/15/08	3,298	3,562
8.875% 2/15/11	4,413	4,893
9.375% 9/15/10	1,250	1,408
9.5% 6/1/09	691	770
CMS Energy Corp.:
7.5% 1/15/09	720	753
7.75% 8/1/10	2,805	2,970
8.5% 4/15/11	450	491
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
CMS Energy Corp.: - continued
8.9% 7/15/08	$ 545	$ 593
9.875% 10/15/07	2,035	2,251
Constellation Energy Group, Inc. 6.35% 4/1/07	6,020	6,441
Dominion Resources, Inc.:
6.25% 6/30/12	8,105	8,802
8.125% 6/15/10	1,280	1,517
NRG Energy, Inc. 8% 12/15/13 (g)	6,823	7,301
Sierra Pacific Resources 8.625% 3/15/14 (g)	1,900	2,052
		49,219
TOTAL UTILITIES		117,479
TOTAL NONCONVERTIBLE BONDS		1,312,490
TOTAL CORPORATE BONDS (Cost $1,273,542)		1,345,410
U.S. Government and Government Agency Obligations - 7.4%

U.S. Government Agency Obligations - 4.0%
Fannie Mae:
2.15% 4/13/06	32,000	31,788
2.375% 12/15/05	50,000	49,954
2.5% 6/15/06	128,100	127,651
3% 3/2/07	25,000	25,005
3.125% 7/15/06	64,580	65,047
Financing Corp. - coupon STRIPS:
0% 8/8/05	5,482	5,376
0% 11/30/05	1,666	1,618
Freddie Mac:
2.7% 3/16/07	22,150	21,995
2.875% 5/15/07	20,000	19,924
5.25% 11/5/12	41,275	42,038
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac: - continued
5.875% 3/21/11	$ 29,480	$ 32,002
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.57% 8/1/13	10,090	10,485
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		432,883
U.S. Treasury Inflation Protected Obligations - 0.9%
U.S. Treasury Inflation-Indexed Bonds 3.375% 4/15/32	36,281	45,999
U.S. Treasury Inflation-Indexed Notes:
2% 1/15/14	32,803	33,588
4.25% 1/15/10	17,675	20,513
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		100,100
U.S. Treasury Obligations - 2.5%
U.S. Treasury Bills, yield at date of purchase 1.34% to 1.65% 10/14/04 to 12/9/04 (i)	28,500	28,431
U.S. Treasury Bonds:
6.25% 5/15/30	25,000	29,672
7.875% 2/15/21	98,000	132,610
U.S. Treasury Notes:
2.5% 5/31/06	55,000	55,024
6.5% 2/15/10	21,360	24,509
TOTAL U.S. TREASURY OBLIGATIONS		270,246
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $794,922)		803,229
U.S. Government Agency - Mortgage Securities - 7.0%

Fannie Mae - 6.4%
4% 6/1/18 to 9/1/19	78,796	76,925
4% 9/1/19 (h)	5,000	4,873
4.5% 5/1/18 to 10/1/33	125,745	123,035
5% 2/1/18 to 10/1/34 (h)	144,686	144,961
5.5% 2/1/11 to 10/1/34 (h)	183,010	186,591
6% 4/1/09 to 8/1/33	22,631	23,614
6.5% 2/1/12 to 8/1/34	90,392	94,991
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
7% 11/1/05 to 2/1/33	$ 27,692	$ 29,373
7.5% 2/1/22 to 11/1/31	9,029	9,683
8% 6/1/29	4	4
TOTAL FANNIE MAE		694,050
Freddie Mac - 0.1%
5% 11/1/33	474	471
6% 10/1/23 to 9/1/25	2,365	2,458
7.5% 11/1/16 to 6/1/32	4,617	4,966
8% 10/1/27	24	27
8.5% 2/1/19 to 8/1/22	22	24
TOTAL FREDDIE MAC		7,946
Government National Mortgage Association - 0.5%
6% 10/15/08 to 12/15/10	4,170	4,382
6.5% 12/15/07 to 8/15/27	20,488	21,731
7% 6/15/24 to 12/15/33	24,336	25,969
7.5% 3/15/22 to 8/15/28	5,172	5,588
8% 4/15/24 to 12/15/25	322	354
8.5% 3/15/05 to 11/15/31	918	1,009
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		59,033
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $748,820)		761,029
Asset-Backed Securities - 1.5%

Accredited Mortgage Loan Trust Series 2003-2 Class A1, 4.23% 10/25/33	3,801	3,777
ACE Securities Corp. Series 2004-OP1:
Class M1, 2.36% 4/25/34 (j)	1,950	1,952
Class M2, 2.89% 4/25/34 (j)	2,750	2,755
AmeriCredit Automobile Receivables Trust:
Series 2003-AM Class A4B, 2.1563% 11/6/09 (j)	2,895	2,912
Series 2003-BX Class A4B, 1.92% 1/6/10 (j)	1,870	1,882
Ameriquest Mortgage Securities, Inc.:
Series 2002-AR1 Class M2, 2.915% 9/25/32 (j)	800	804
Series 2003-3 Class M1, 2.64% 3/25/33 (j)	3,445	3,460
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Amortizing Residential Collateral Trust:
Series 2002-BC6 Class A2, 2.19% 8/25/32 (j)	$ 2,168	$ 2,171
Series 2002-BC7 Class M1, 2.415% 10/25/32 (j)	14,953	15,065
Argent Securities, Inc. Series 2003-W3 Class M2, 3.64% 9/25/33 (j)	2,000	2,056
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE2:
Class A2, 1.98% 4/15/33 (j)	2,868	2,872
Class M1, 2.5% 4/15/33 (j)	4,055	4,093
Associates Automobile Receivables Trust Series 2000-1 Class B, 7.83% 8/15/07	3,821	3,850
Atherton Franchise Loan Funding LLP Series 1998-A Class E, 8.25% 5/15/20 (d)(g)	2,047	41
Bayview Financial Asset Trust Series 2000-F Class A, 2.14% 9/28/43 (j)	8,101	8,119
Capital One Auto Finance Trust Series 2003-A Class A4B, 2.04% 1/15/10 (j)	5,485	5,510
Capital One Master Trust Series 2002-3A Class B, 4.55% 2/15/08	16,000	16,121
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 2.44% 7/15/08 (j)	5,780	5,804
Series 2003-B1 Class B1, 2.93% 2/17/09 (j)	6,530	6,622
Series 2003-B2 Class B2, 3.5% 2/17/09	3,435	3,460
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 3.74% 10/25/33 (j)	1,495	1,540
Chase Credit Card Master Trust Series 2003-6 Class B, 2.11% 2/15/11 (j)	4,305	4,331
Countrywide Home Loans, Inc. Series 2002-6 Class AV1, 2.27% 5/25/33 (j)	5,457	5,468
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class C, 6.667% 6/28/38 (g)	3,995	4,124
Fieldstone Mortgage Investment Corp. Series 2004-2 Class M2, 2.99% 7/25/34 (j)	4,160	4,160
First USA Secured Note Trust Series 2001-3 Class C, 2.86% 11/19/08 (g)(j)	5,230	5,267
Home Equity Asset Trust Series 2003-2:
Class A2, 2.22% 8/25/33 (j)	634	635
Class M1, 2.72% 8/25/33 (j)	1,650	1,670
Home Equity Asset Trust NIMS Trust Series 2003-2N Class A, 8% 9/27/33 (g)	361	363
Household Private Label Credit Card Master Note Trust I Series 2002-3 Class B, 2.85% 9/15/09 (j)	3,910	3,948
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 2.59% 7/25/33 (j)	4,425	4,460
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Long Beach Mortgage Loan Trust Series 2003-3: - continued
Class M2, 3.69% 7/25/33 (j)	$ 2,265	$ 2,326
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 2.135% 10/15/08 (j)	2,750	2,757
Series 2001-B2 Class B2, 2.12% 1/15/09 (j)	2,750	2,760
Series 2002-B2 Class B2, 2.14% 10/15/09 (j)	2,750	2,762
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 2.715% 12/27/32 (j)	825	838
Series 2003-HE1 Class M2, 3.74% 5/25/33 (j)	2,610	2,650
Series 2003-NC6 Class M2, 3.79% 6/27/33 (j)	7,295	7,459
Morgan Stanley Dean Witter Capital I Trust Series 2002-NC3 Class M1, 2.56% 8/25/32 (j)	670	676
New Century Home Equity Loan Trust Series 2003-2 Class A2, 2.27% 1/25/33 (j)	2,334	2,338
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	2,778	2,787
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (g)	2,315	2,291
Sears Credit Account Master Trust II Series 2000-2 Class A, 6.75% 9/16/09	2,500	2,597
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 2.2% 2/25/34 (j)	715	715
TOTAL ASSET-BACKED SECURITIES (Cost $162,644)		162,248
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.2%
Adjustable Rate Mortgage Trust floater Series 2004-1 Clas 9A2, 2.24% 1/25/34 (j)	3,665	3,665
CS First Boston Mortgage Securities Corp. Series 2003-TFLA Class F, 2.2233% 4/15/13 (g)(j)	1,775	1,788
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	782	815
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2003-A Class 2A1, 2.23% 3/25/28 (j)	6,825	6,846
Series 2003-E Class XA1, 1% 10/25/28 (j)(l)	28,165	422
Series 2003-G Class XA1, 1% 1/25/29 (l)	24,853	383
Series 2003-H Class XA1, 1% 1/25/29 (g)(l)	21,946	347
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	3,401	3,537
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1:
Class B3, 3.0238% 6/10/35 (g)(j)	$ 1,454	$ 1,481
Class B4, 3.2238% 6/10/35 (g)(j)	1,303	1,326
Class B5, 3.8238% 6/10/35 (g)(j)	886	905
Class B6, 4.3238% 6/10/35 (g)(j)	529	540
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (g)(l)	96,005	964
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	773	807
TOTAL PRIVATE SPONSOR		23,826
U.S. Government Agency - 0.2%
Fannie Mae planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	8,575	9,095
Series 1999-57 Class PH, 6.5% 12/25/29	6,978	7,360
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2002-64 Class PC, 5.5% 12/25/26	4,225	4,312
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class Series 2435 Class EL, 6% 9/15/27	41	41
sequential pay Series 2750 Class ZT, 5% 2/15/34	3,058	2,718
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8703% 10/16/23 (j)	655	704
TOTAL U.S. GOVERNMENT AGENCY		24,230
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $45,144)		48,056
Commercial Mortgage Securities - 2.3%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	1,547	1,618
Series 1997-D5 Class PS1, 1.7348% 2/14/43 (j)(l)	52,717	3,065
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Banc of America Large Loan, Inc. floater Series 2003-BBA2:
Class A3, 2.08% 11/15/15 (g)(j)	$ 2,240	$ 2,240
Class C, 2.23% 11/15/15 (g)(j)	460	462
Class D, 2.31% 11/15/15 (g)(j)	715	719
Class F, 2.66% 11/15/15 (g)(j)	510	514
Class H, 3.16% 11/15/15 (g)(j)	460	463
Class J, 3.71% 11/15/15 (g)(j)	475	482
Class K, 4.36% 11/15/15 (g)(j)	430	434
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 2.42% 8/25/33 (g)(j)	4,458	4,494
Series 2004-2 Class A, 2.27% 8/25/34 (g)(j)	3,409	3,412
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class C, 4.937% 5/14/16 (g)	1,855	1,900
Class D, 4.986% 5/14/16 (g)	675	691
Class E, 5.064% 5/14/16 (g)	2,095	2,142
Class F, 5.182% 5/14/16 (g)	505	516
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.0056% 8/1/24 (g)(j)	634	565
CBM Funding Corp. sequential pay Series 1996-1:
Class A3PI, 7.08% 11/1/07	5,145	5,452
Class B, 7.48% 2/1/08	9,885	10,921
Chase Commercial Mortgage Securities Corp.:
Series 1999-2:
Class E, 7.734% 1/15/32	1,383	1,571
Class F, 7.734% 1/15/32	750	838
Series 2001-245 Class A2, 6.4842% 2/12/16 (g)(j)	1,695	1,866
COMM floater Series 2002-FL7 Class A2, 1.95% 11/15/14 (g)(j)	2,561	2,561
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class D, 2.4981% 9/15/14 (h)(j)	270	270
Class E, 2.5581% 9/15/14 (h)(j)	370	370
Class F, 2.6581% 9/15/14 (h)(j)	290	290
Class G, 2.8381% 9/15/14 (h)(j)	665	665
Class H, 2.9381% 9/15/14 (h)(j)	705	705
Class J, 3.4581% 9/15/14 (h)(j)	240	240
Class K, 3.8581% 9/15/14 (h)(j)	380	380
Class L, 4.0581% 9/15/14 (h)(j)	305	305
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	11,870	13,267
Series 1998-C1 Class D, 7.17% 5/17/40	1,825	2,047
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CS First Boston Mortgage Securities Corp.: - continued
Series 2003-C3 Class ASP, 2.0628% 5/15/38 (g)(j)(l)	$ 55,632	$ 4,124
Series 2004-C1 Class ASP, 1.2148% 1/15/37 (g)(j)(l)	35,585	1,517
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	13,215	14,665
DLJ Commercial Mortgage Corp. sequential pay Series 1999-CG2 Class A1A, 6.88% 6/10/32	7,043	7,461
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (g)	10,400	11,062
Class C1, 7.52% 5/15/06 (g)	8,000	8,522
Class D1, 7.77% 5/15/06 (g)	6,800	7,222
First Union National Bank-Chase Manhattan Bank Commercial Mortgage Trust Series 1999-C2 Class C, 6.944% 6/15/31	5,500	6,142
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class E, 0% 4/15/19 (d)(g)(j)	1,061	0
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay:
Series 2002-26 Class C, 5.996% 2/16/24 (j)	4,700	5,055
Series 2003-87 Class C, 5.3178% 8/16/32 (j)	3,500	3,652
Ginnie Mae guaranteed REMIC pass thru securities:
sequential pay Series 2003-47 Class C, 4.227% 10/16/27	5,575	5,541
Series 2003-47 Class XA, 0.2398% 6/16/43 (j)(l)	17,409	922
GMAC Commercial Mortgage Securities, Inc. sequential pay Series 1997-C2 Class A3, 6.566% 4/15/29	3,175	3,418
Greenwich Capital Commercial Funding Corp.:
Series 2002-C1 Class SWDB, 5.857% 11/11/19 (g)	5,715	5,811
Series 2003-C1 Class XP, 2.3678% 7/5/35 (g)(j)(l)	28,148	2,412
GS Mortgage Securities Corp. II:
sequential pay:
Series 1998-GLII Class A2, 6.562% 4/13/31	4,250	4,608
Series 2001-LIBA Class A2, 6.615% 2/14/16 (g)	2,550	2,825
Series 1998-GLII Class E, 7.1905% 4/13/31 (j)	3,323	3,527
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay:
Series 1998-C6 Class A3, 6.613% 1/15/30	8,950	9,683
Series 1999-C7 Class A2, 6.507% 10/15/35	4,655	5,105
LB Commercial Conduit Mortgage Trust Series 1999-C1 Class B, 6.93% 6/15/31	3,600	4,014
LB-UBS Commercial Mortgage Trust sequential pay Series 2001-C3 Class A1, 6.058% 6/15/20	13,564	14,490
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (g)	$ 4,840	$ 4,463
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (g)	2,155	2,176
Morgan Stanley Capital I, Inc. sequential pay Series 1999-WF1 Class A2, 6.21% 11/15/31	1,275	1,378
Morgan Stanley Dean Witter Capital I Trust Series 2003-HQ2 Class X2, 1.626% 3/12/35 (g)(j)(l)	31,393	2,058
Salomon Brothers Mortgage Securities VII, Inc. sequential pay Series 2000-C3 Class A2, 6.592% 12/18/33	4,220	4,715
Structured Asset Securities Corp. Series 1996-CFL Class H, 7.75% 2/25/28 (g)	1,000	1,091
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (g)	11,530	12,416
Series 1:
Class D2, 6.992% 11/15/07 (g)	11,380	12,408
Class E2, 7.224% 11/15/07 (g)	6,760	7,355
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C4, 6.893% 5/15/16 (g)	200	227
Class E3, 7.253% 3/15/13 (g)	4,835	5,201
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $241,753)		250,731
Foreign Government and Government Agency Obligations - 0.5%

Chilean Republic 7.125% 1/11/12	14,895	17,092
State of Israel 4.625% 6/15/13	4,440	4,271
United Mexican States:
6.75% 9/27/34	8,150	8,020
7.5% 4/8/33	14,800	15,562
8% 9/24/22	5,900	6,652
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $48,640)		51,597
Floating Rate Loans - 0.3%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Hilton Head Communications LP Tranche B term loan 6% 3/31/08 (j)	$ 4,250	$ 4,128
Wyndham International, Inc. term loan:
6.5% 6/30/06 (j)	5,900	5,856
7.5% 4/1/06 (j)	1,125	1,122
		11,106
Media - 0.0%
Century Cable Holdings LLC Tranche B term loan 6.75% 12/31/09 (j)	2,200	2,167
NTL Investment Holdings Ltd. Tranche B term loan 4.6267% 6/13/12 (j)	850	859
		3,026
TOTAL CONSUMER DISCRETIONARY		14,132
UTILITIES - 0.2%
Electric Utilities - 0.1%
Allegheny Energy Supply Co. LLC Tranche C term loan 5.704% 6/8/11 (j)	3,682	3,728
Astoria Energy LLC term loan:
6.9906% 4/15/12 (j)	4,180	4,243
10.725% 4/15/12 (j)	2,050	2,106
		10,077
Multi-Utilities & Unregulated Power - 0.1%
Riverside Energy Center LLC:
term loan 6.02% 6/24/11 (j)	4,117	4,138
Credit-Linked Deposit 6.02% 6/24/11 (j)	183	184
		4,322
TOTAL UTILITIES		14,399
TOTAL FLOATING RATE LOANS (Cost $27,329)		28,531
Fixed-Income Funds - 0.1%
	Shares
Fidelity Ultra-Short Central Fund (k) (Cost $17,128)	172,096	17,127
Money Market Funds - 19.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.74% (b)	1,741,649,000	$ 1,741,649
Fidelity Money Market Central Fund, 1.74% (b)	425,013,442	425,013
Fidelity Securities Lending Cash Central Fund, 1.71% (b)(c)	2,741,115	2,741
TOTAL MONEY MARKET FUNDS (Cost $2,169,403)		2,169,403
Cash Equivalents - 0.0%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.77%, dated 9/30/04 due 10/1/04) (Cost $3,445)	$ 3,445	3,445
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $10,750,125)		11,046,862
NET OTHER ASSETS - (1.3)%		(143,549)
NET ASSETS - 100%		$ 10,903,313
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,668 S&P 500 Index Contracts	Dec. 2004	$ 464,913	$ (4,868)

The face value of futures purchased as a percentage of net assets - 4.3%
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	$ 9,500	$ 31
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Lehman Brothers, Inc.	April 2005	9,500	0
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 45 basis points with Deutsche Bank	May 2005	20,000	28
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 45 basis points with Lehman Brothers, Inc.	Nov. 2004	30,000	29
Receive monthly a return equal to Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 32 basis points with Bank of America	Nov. 2004	16,180	67
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America	Dec. 2004	10,000	43
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	Nov. 2004	10,000	344
TOTAL SWAP AGREEMENTS		$ 105,180	$ 542
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $412,971,000 or 3.8% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $28,431,000.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(k) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(l) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(m) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,310,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97	$ 5,269
Micron Technology, Inc. 6.5% 9/30/05	7/15/99 - 8/8/02	$ 6,618
(n) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	14.5%
AAA,AA,A	5.1%
BBB	4.2%
BB	2.9%
B	3.6%
CCC,CC,C	0.8%
Not Rated	0.4%
Equities	53.9%
Short-Term Investments and Net Other Assets	14.6%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Income Tax Information
At September 30, 2004, the fund had a capital loss carryforward of approximately $20,324,000 all of which will expire on September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		September 30, 2004

Assets
Investment in securities, at value (including securities loaned of $2,605 and repurchase agreements of $3,445) (cost $10,750,125) - See accompanying schedule		$ 11,046,862
Cash		503
Foreign currency held at value (cost $4,432)		4,383
Receivable for investments sold		22,859
Receivable for fund shares sold		4,613
Dividends receivable		5,876
Interest receivable		40,583
Swap agreements, at value		542
Prepaid expenses		7
Other affiliated receivables		66
Other receivables		270
Total assets		11,126,564

Liabilities
Payable for investments purchased Regular delivery	$ 84,405
Delayed delivery	10,752
Payable for fund shares redeemed	117,637
Accrued management fee	4,868
Payable for daily variation on futures contracts	125
Other affiliated payables	2,184
Other payables and accrued expenses	539
Collateral on securities loaned, at value	2,741
Total liabilities		223,251

Net Assets		$ 10,903,313
Net Assets consist of:
Paid in capital		$ 10,597,642
Undistributed net investment income		69,579
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(56,412)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		292,504
Net Assets, for 699,707 shares outstanding		$ 10,903,313
Net Asset Value, offering price and redemption price per share ($10,903,313 ÷ 699,707 shares)		$ 15.58

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended September 30, 2004

Investment Income
Dividends		$ 93,982
Interest		225,725
Security lending		142
Total income		319,849

Expenses
Management fee	$ 58,938
Transfer agent fees	21,487
Accounting and security lending fees	1,425
Non-interested trustees' compensation	62
Appreciation in deferred trustee compensation account	23
Custodian fees and expenses	403
Registration fees	69
Audit	187
Legal	46
Interest	2
Miscellaneous	517
Total expenses before reductions	83,159
Expense reductions	(844)	82,315
Net investment income (loss)		237,534
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	85,890
Foreign currency transactions	(500)
Futures contracts	45,625
Swap agreements	2,318
Total net realized gain (loss)		133,333
Change in net unrealized appreciation (depreciation) on: Investment securities	275,136
Assets and liabilities in foreign currencies	(44)
Futures contracts	3,753
Swap agreements	602
Total change in net unrealized appreciation (depreciation)		279,447
Net gain (loss)		412,780
Net increase (decrease) in net assets resulting from operations		$ 650,314

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended September 30, 2004	Year ended September 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 237,534	$ 290,597
Net realized gain (loss)	133,333	246,887
Change in net unrealized appreciation (depreciation)	279,447	1,166,409
Net increase (decrease) in net assets resulting from operations	650,314	1,703,893
Distributions to shareholders from net investment income	(193,241)	(295,818)
Share transactions Proceeds from sales of shares	1,305,615	1,175,842
Reinvestment of distributions	187,749	287,120
Cost of shares redeemed	(1,859,651)	(1,652,666)
Net increase (decrease) in net assets resulting from share transactions	(366,287)	(189,704)
Total increase (decrease) in net assets	90,786	1,218,371

Net Assets
Beginning of period	10,812,527	9,594,156
End of period (including undistributed net investment income of $69,579 and undistributed net investment income of $26,209, respectively)	$ 10,903,313	$ 10,812,527
Other Information Shares
Sold	83,085	82,291
Issued in reinvestment of distributions	11,877	20,163
Redeemed	(118,489)	(116,816)
Net increase (decrease)	(23,527)	(14,362)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.95	$ 13.01	$ 14.72	$ 19.11	$ 17.28
Income from Investment Operations
Net investment income (loss) B	.33	.40	.49 D	.59	.61
Net realized and unrealized gain (loss)	.57	1.95	(1.62) D	(3.03)	2.53
Total from investment operations	.90	2.35	(1.13)	(2.44)	3.14
Distributions from net investment income	(.27)	(.41)	(.58)	(.61)	(.58)
Distributions from net realized gain	-	-	-	(1.34)	(.73)
Total distributions	(.27)	(.41)	(.58)	(1.95)	(1.31)
Net asset value, end of period	$ 15.58	$ 14.95	$ 13.01	$ 14.72	$ 19.11
Total Return A	6.00%	18.26%	(8.17)%	(13.63)%	18.73%
Ratios to Average Net Assets C
Expenses before expense reductions	.74%	.75%	.75%	.73%	.73%
Expenses net of voluntary waivers, if any	.74%	.75%	.75%	.73%	.73%
Expenses net of all reductions	.73%	.74%	.73%	.71%	.71%
Net investment income (loss)	2.12%	2.82%	3.31% D	3.51%	3.32%
Supplemental Data
Net assets, end of period (in millions)	$ 10,903	$ 10,813	$ 9,594	$ 11,177	$ 13,570
Portfolio turnover rate	78%	120%	129%	133%	109%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective October 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Asset Manager (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, non-taxable dividends, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 742,961
Unrealized depreciation	(484,937)
Net unrealized appreciation (depreciation)	258,024
Undistributed ordinary income	68,025
Capital loss carryforward	(20,324)

Cost for federal income tax purposes	$ 10,788,838

The tax character of distributions paid was as follows:

	September 30, 2004	September 30, 2003
Ordinary Income	$ 193,241	$ 295,818

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Swap Agreements - continued

compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,445,483 and $5,072,165, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .53% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $28,783 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $124 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $13,293. The weighted average interest rate was 1.54%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $770 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $6 and $68, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Charles Street Trust and Shareholders of Fidelity Asset Manager:

We have audited the accompanying statement of assets and liabilities of Fidelity Asset Manager (the Fund), a fund of Fidelity Charles Street Trust, including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Asset Manager as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 299 funds advised by FMR or an affiliate. Mr. McCoy oversees 301 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

The fund's Statement of Additional Information ( SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Asset Manager (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his
alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in
Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments,
82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Charles Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Adivisory Board of Fidelity Charles Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Charles Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Asset Manager. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Asset Manager. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (56)

Year of Election or Appointment: 2002

Vice President of Asset Manager. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002) and Vice President of certain Asset Allocation Funds (2003). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003) and a Vice President of FMR (2000). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Richard C. Habermann (64)

Year of Election or Appointment: 1996

Vice President of Asset Manager. Mr. Habermann serves as Vice President of other funds advised by FMR. Mr. Habermann also serves as Senior Vice President of FMR Co., Inc. (2001).

Jeffrey Moore (38)

Year of Election or Appointment: 2002

Vice President of Asset Manager. Mr. Moore also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Moore served as a fixed-income analyst and portfolio manager.

Charles Mangum (40)

Year of Election or Appointment: 2001

Vice President of Asset Manager. Mr. Mangum is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds. Mr. Mangum also serves as Vice President of FMR (2003) and FMR Co., Inc. (2001).

Mathew J. Conti (38)

Year of Election or Appointment: 2002

Vice President of Asset Manager. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

James K. Miller (40)

Year of Election or Appointment: 2004

Vice President of Asset Manager. Mr. Miller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Asset Manager. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Asset Manager. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of
Asset Manager. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Asset Manager. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Asset Manager. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Asset Manager. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Asset Manager. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1988 Assistant Treasurer of Asset Manager. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Asset Manager. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Asset Manager. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Asset Manager. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Asset Manager. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Asset Manager. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 5.67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 29%, 37%, and 37% of the dividends distributed in December, March, and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 39% of the dividends distributed in March, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the
Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 15, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	7,568,144,945.96	76.551
Against	1,665,604,684.78	16.847
Abstain	460,998,830.31	4.663
Broker Non-Votes	191,690,954.58	1.939
TOTAL	9,886,439,415.63	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	9,359,102,098.49	94.666
Withheld	527,337,317.14	5.334
TOTAL	9,886,439,415.63	100.000
Ralph F. Cox
Affirmative	9,333,369,952.29	94.406
Withheld	553,069,463.34	5.594
TOTAL	9,886,439,415.63	100.000
Laura B. Cronin
Affirmative	9,355,534,364.24	94.630
Withheld	530,905,051.39	5.370
TOTAL	9,886,439,415.63	100.000
Robert M. Gates
Affirmative	9,352,106,353.30	94.595
Withheld	534,333,062.33	5.405
TOTAL	9,886,439,415.63	100.000
George H. Heilmeier
Affirmative	9,360,572,048.31	94.681
Withheld	525,867,367.32	5.319
TOTAL	9,886,439,415.63	100.000
Abigail P. Johnson
Affirmative	9,327,059,416.89	94.342
Withheld	559,379,998.74	5.658
TOTAL	9,886,439,415.63	100.000
Edward C. Johnson 3d
Affirmative	9,323,731,909.04	94.308
Withheld	562,707,506.59	5.692
TOTAL	9,886,439,415.63	100.000
Donald J. Kirk
Affirmative	9,343,833,406.30	94.512
Withheld	542,606,009.33	5.488
TOTAL	9,886,439,415.63	100.000
Marie L. Knowles
Affirmative	9,362,664,343.97	94.702
Withheld	523,775,071.66	5.298
TOTAL	9,886,439,415.63	100.000
Ned C. Lautenbach
Affirmative	9,368,801,700.35	94.764
Withheld	517,637,715.28	5.236
TOTAL	9,886,439,415.63	100.000
Marvin L. Mann
Affirmative	9,342,116,785.91	94.494
Withheld	544,322,629.72	5.506
TOTAL	9,886,439,415.63	100.000
William O. McCoy
Affirmative	9,348,114,851.10	94.555
Withheld	538,324,564.53	5.445
TOTAL	9,886,439,415.63	100.000
Robert L. Reynolds
Affirmative	9,368,829,274.86	94.764
Withheld	517,610,140.77	5.236
TOTAL	9,886,439,415.63	100.000
William S. Stavropoulos
Affirmative	9,355,225,708.91	94.627
Withheld	531,213,706.72	5.373
TOTAL	9,886,439,415.63	100.000
Dennis J. Dirks**
Affirmative	9,363,252,671.04	94.708
Withheld	523,186,744.59	5.292
TOTAL	9,886,439,415.63	100.000
Cornelia M. Small**
Affirmative	9,357,897,300.73	94.654
Withheld	528,542,114.90	5.346
TOTAL	9,886,439,415.63	100.000
* Denotes trust-wide proposals and voting results. ** Effective 1/1/05

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research

(U.K.) Inc.

Fidelity Management & Research

(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Asset Allocation Funds

Asset ManagerSM

Asset Manager: Aggressive®

Asset Manager: Growth®

Asset Manager: Income®

Fidelity Freedom Funds® -
Income, 2000, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
(for the deaf and hearing impaired)
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FAA-UANNPRO-1104
1.792137.101

Item 2. Code of Ethics

As of the end of the period, September 30, 2004, Fidelity Charles Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, Fidelity Asset Manager: Aggressive and Spartan Investment Grade Bond Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Asset Manager	$120,000	$110,000
Fidelity Asset Manager: Growth	$64,000	$62,000
Fidelity Asset Manager: Income	$64,000	$57,000
Fidelity Asset Manager: Aggressive	$32,000	$33,000
Spartan Investment Grade Bond Fund	$50,000	$44,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,300,000	$3,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Asset Manager	$0	$0
Fidelity Asset Manager: Growth	$0	$0
Fidelity Asset Manager: Income	$0	$0
Fidelity Asset Manager: Aggressive	$0	$0
Spartan Investment Grade Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A	2003A, B
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Asset Manager	$4,400	$4,200
Fidelity Asset Manager: Growth	$4,400	$4,200
Fidelity Asset Manager: Income	$4,400	$4,200
Fidelity Asset Manager: Aggressive	$2,600	$2,400
Spartan Investment Grade Bond Fund	$3,600	$3,400
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Asset Manager	$0	$0
Fidelity Asset Manager: Growth	$0	$0
Fidelity Asset Manager: Income	$0	$0
Fidelity Asset Manager: Aggressive	$0	$0
Spartan Investment Grade Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
Deloitte Entities	$790,000	$490,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2004 and September 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2004 and September 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2004 and September 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2004 and September 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2004 and September 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2004 and September 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to Deloitte Entities for the fiscal year ended September 30, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Asset Manager	0%
Fidelity Asset Manager: Growth	0%
Fidelity Asset Manager: Income	0%
Fidelity Asset Manager: Aggressive	0%
Spartan Investment Grade Bond Fund	0%

(g) For the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate fees billed by Deloitte Entities of $1,750,000A and $1,250,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$800,000	$500,000
Non-Covered Services	$950,000	$750,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Charles Street Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	November 17, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	November 17, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	November 17, 2004